UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04375

Name of Fund:	BlackRock Multi-State Municipal Series Trust
BlackRock New York Municipal Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-State Municipal Series Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2023

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Multi-State Municipal Series Trust

•	BlackRock New York Municipal Opportunities Fund

BlackRock Municipal Bond Fund, Inc.

•	BlackRock High Yield Municipal Fund
•	BlackRock National Municipal Fund
•	BlackRock Short-Term Municipal Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock NewYork Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2022, all of the Fund’s share classes outperformed its primary benchmark, the Bloomberg Municipal Bond Index, with the exception of the Fund’s Investor C shares, which underperformed. For the same period, all of the Fund’s share classes outperformed its secondary benchmark, a customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% Bloomberg Municipal Bond: New York High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds posted slightly positive returns in the reporting period, as the benefit of income offset the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s use of U.S. Treasury futures to manage interest rate risk was the strongest contributor to performance in the rising rate environment. The Fund also benefited from having a duration lower than that of the benchmark at various points throughout the period. (Duration is a measure of interest rate sensitivity.) The Fund’s yield curve positioning detracted from results due to an underweight in 10-year issues. Security selection in the utility sector also detracted, as did an overweight in lower-rated investment-grade and non-investment grade securities.

Describe recent portfolio activity.

The Fund’s net duration positioning increased over the period. New issuance of New York municipals remained robust, which kept yield spreads wide and presented opportunities to add securities at attractive valuations and higher coupons that are not typically available.

In terms of maturity positioning, the investment adviser made the largest increase in the 15- to 18-year range. It also raised the Fund’s allocation to AA rated bonds. At the sector level, the largest increase occurred in transportation issues. The investment adviser also continued to focus its efforts on diversifying when opportunities became available at favorable valuations. The Fund’s cash weighting was slightly above 5% at the close of the year, which is higher than normal. This positioning was temporary in nature, and it did not have a material impact on performance.

Describe portfolio positioning at period end.

The Fund’s net duration was marginally below the benchmark but higher than it was at the end of 2021. The Fund was overweight in A rated bonds and lower-quality debt. It was also overweight in the 15- to 25-year maturity range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.35%	3.25%	0.92%	(8.36)%	N/A	0.94%	N/A	2.42%	N/A

Investor A	2.97	2.90	0.79	(8.67)	(12.55)%	0.69	(0.18)%	2.16	1.72%

Investor A1	3.12	3.05	0.87	(8.53)	N/A	0.84	N/A	2.31	N/A

Investor C	2.35	2.26	0.41	(9.28)	(10.17)	(0.06)	(0.06)	1.54	1.54

Class K	3.40	3.32	0.85	(8.41)	N/A	0.97	N/A	2.43	N/A

Bloomberg Municipal Bond Index(c)	—	—	0.50	(8.53)	N/A	1.25	N/A	2.13	N/A

Customized Reference Benchmark(d)	—	—	0.10	(9.74)	N/A	1.07	N/A	N/A	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(d)

A customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% Bloomberg Municipal Bond: New York High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The Customized Reference Benchmark commenced on September 30, 2016.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock New York Municipal Opportunities Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,009.20	$3.54		$2.53		$1,000.00	$1,021.68	$3.57		$1,022.68	$2.55		0.70%	0.50%
Investor A	1,000.00	1,007.90	4.81		3.80		1,000.00	1,020.42	4.84		1,021.42	3.82		0.95	0.75
Investor A1	1,000.00	1,008.70	4.05		3.04		1,000.00	1,021.17	4.08		1,022.18	3.06		0.80	0.60
Investor C	1,000.00	1,004.10	8.59		7.58		1,000.00	1,016.64	8.64		1,017.64	7.62		1.70	1.50
Class K	1,000.00	1,008.50	3.29		2.28		1,000.00	1,021.93	3.31		1,022.94	2.29		0.65	0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	24.5%
County/City/Special District/School District	19.8
Utilities	16.0
State	15.2
Education	13.0
Housing	3.8
Tobacco	3.4
Health	2.1
Corporate	1.6
Other*	0.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	1.2%
2023	6.4
2024	4.7
2025	3.0
2026	4.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	11.3%
AA/Aa	55.1
A	17.0
BBB/Baa	3.9
BB/Ba	1.2
B	1.0
N/R(e)	10.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2022	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2022, the Fund’s Institutional and Class K Shares outperformed its primary benchmark, the Bloomberg Municipal High Yield Bond Index, while Investor A Shares performed in line and the Investor C Shares underperformed. For the same period, all the Fund’s share classes underperformed the secondary benchmark, a customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index / 60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index / 20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”). The following discussion of relative performance pertains to the High Yield Customized Reference Benchmark.

What factors influenced performance?

High yield municipal bonds posted negative returns in the reporting period, with the effect of falling prices offsetting the benefit from income. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed. High yield municipals bonds lagged investment-grade issues at a time of elevated investor risk aversion.

The Fund’s long duration positioning (above-benchmark interest rate sensitivity) detracted from performance. Similarly, holdings in bonds with coupons of less than 5% and maturities of 20 years and longer lagged due to their above-average interest rate sensitivity. The Fund’s use of leverage, though modest, nonetheless detracted at a time in which prices generally moved lower. At the sector level, utilities detracted primarily due to the Fund’s out-of-benchmark position in the bonds of Puerto Rico Electric Power Authority.

Income was a large contributor to performance given the decline in prices across the asset class. The Fund’s use of U.S. Treasury futures to manage interest rate risk also contributed to performance in the rising-rate environment. The Fund’s cash position, while limited, helped results given the negative return for the index.

Describe recent portfolio activity.

The Fund kept duration above that of the benchmark throughout the period, but the investment adviser added to the short Treasury position to limit interest rate sensitivity. The Fund’s tax-loss harvesting picked up in the final months of 2022, as declining prices gave the investment adviser the opportunity to rotate into higher-yielding securities.

At a time of sizable industry outflows, the investment adviser opted to keep ample cash reserves to meet redemptions. When replenishing cash reserves, the investment adviser sold some of the Fund’s holdings in more defensive securities that had outperformed.

Describe portfolio positioning at period end.

The Fund maintained a long duration versus the benchmark, as valuations had become much more compelling following the market downturn and concurrent widening of yield spreads. The Fund’s yield curve positioning featured overweights in maturities of 20 years and longer on the view that this market segment offered an attractive relative value. The investment adviser maintained a bias toward higher-quality bonds due to their favorable liquidity characteristics. Education (led by charter schools) was the Fund’s leading sector overweight, followed by development districts and corporate-backed securities. State tax-backed, local tax-backed and school districts were the largest underweights, highlighting the investment adviser’s preference for revenue sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock High Yield Municipal Fund

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.23%	4.18%	(1.38)%	(15.36)%	N/A	1.66%	N/A	3.21%	N/A

Investor A	3.79	3.77	(1.51)	(15.52)	(19.11)%	1.42	0.55%	2.95	2.51%

Investor C	3.20	3.14	(1.99)	(16.21)	(17.03)	0.64	0.64	2.34	2.34

Class K	4.25	4.22	(1.36)	(15.24)	N/A	1.70	N/A	3.24	N/A

Bloomberg Municipal High Yield Bond Index(c)	—	—	(1.51)	(13.10)	N/A	2.63	N/A	3.49	N/A

High Yield Customized Reference Benchmark(d)	—	—	(0.86)	(11.85)	N/A	2.17	N/A	N/A	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund primarily invest in municipal bonds that have a maturity of five years or longer.

(c)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.
(d)

A customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index/60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”). The High Yield Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$986.20	$3.40		$2.70		$1,000.00	$1,021.78	$3.47		$1,022.48	$2.75		0.68%	0.54%
Investor A	1,000.00	984.90	4.65		3.90		1,000.00	1,020.52	4.74		1,021.27	3.97		0.93	0.78
Investor C	1,000.00	980.10	8.38		7.69		1,000.00	1,016.74	8.54		1,017.44	7.83		1.68	1.54
Class K	1,000.00	986.40	3.15		2.45		1,000.00	1,022.03	3.21		1,022.74	2.50		0.63	0.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2022 (continued)	BlackRock High Yield Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
State	23.2%
Education	15.7
Health	14.5
Corporate	10.1
Transportation	9.6
Utilities	8.2
Housing	7.3
County/City/Special District/School District	5.5
Tobacco	3.3
Other	2.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	0.2%
2023	9.6
2024	4.6
2025	2.5
2026	5.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	2.5%
AA/Aa	14.0
A	14.8
BBB/Baa	11.7
BB/Ba	7.0
B	1.5
CCC/Caa	0.3
N/R(e)	48.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.1% of the Fund’s total investments.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2022, the Fund underperformed its primary benchmark, the Bloomberg Municipal Bond Index, and its secondary benchmark, a customized weighted index comprised of 90% Bloomberg Municipal Bond Index Total Return Index Valued Unhedged / 10% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “National Customized Reference Benchmark”). The following discussion of relative performance pertains to the National Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds posted slightly positive returns in the semi-annual period, as the benefit of income offset the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

Given the flat returns for the market and the Fund’s closely in-line performance versus the benchmark, few aspects of portfolio positioning stood out as key drivers of relative performance. With that said, positions in longer-duration, longer-maturity securities were a modest contributor. (Duration is a measure of interest-rate sensitivity). Overweights in the transportation, utilities and corporate-backed sectors were slightly additive to results, as well.

On the negative side, the Fund’s cash position, while limited, was a slight detractor given the narrow gain for the index. Holdings in bonds with short call dates also underperformed due to their lower duration. (A bond is “called” when an issuer redeems it prior to its maturity date.)

The Fund continued to use U.S. Treasury futures to manage interest-rate risk, but this strategy, which helped performance in the first half of 2022, marginally detracted from performance in the ultimately flat market.

Describe recent portfolio activity.

The historic rise in yields over the past year has created valuations that the investment adviser believes should provide an attractive entry point for long-term investors. The increase in yields has occurred in the context of improving municipal credit quality, indicating a potentially favorable risk/return profile in the market. Still, the investment adviser expects Fed policy and mutual fund flows are likely to remain a source of volatility in the near term.

With this as background, the investment adviser increased the Fund’s duration by putting cash to work in longer-term bonds. Additionally, it reduced the extent of its interest rate risk-management program.

The investment adviser also sought to rotate the portfolio’s holdings to take tax losses where appropriate.

Describe portfolio positioning at period end.

The Fund had an average credit quality of AA-, and it held a 13.8% weighting in bonds subject to the alternative minimum tax (“AMT”). Duration stood at approximately 8.9 years, compared with 7.0 years for the benchmark. The portfolio was overweight in the corporate-backed, transportation and utilities sectors, while its largest underweight was in the school districts category.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2022 (continued)	BlackRock National Municipal Fund

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.58%	3.52%	0.10%	(10.21)%	N/A	0.68%	N/A	1.93%	N/A

Service	3.33	3.26	(0.02)	(10.44)	N/A	0.43	N/A	1.69	N/A

Investor A	3.18	3.13	0.08	(10.35)	(14.16)%	0.43	(0.44)%	1.71	1.27%

Investor C	2.57	2.51	(0.40)	(11.10)	(11.97)	(0.32)	(0.32)	1.10	1.10

Class K	3.63	3.60	0.13	(10.17)	N/A	0.71	N/A	2.00	N/A

Bloomberg Municipal Bond Index(c)	—	—	0.50	(8.53)	N/A	1.25	N/A	2.13	N/A

National Customized Reference Benchmark(d)	—	—	0.30	(8.99)	N/A	1.40	N/A	N/A	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will primarily invest in municipal bonds that have a maturity of five years or longer.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(d)

A customized weighted index comprised of 90% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/10% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “National Customized Reference Benchmark”). The National Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,001.00	$2.77		$2.17		$1,000.00	$1,022.43	$2.80		$1,023.04	$2.19		0.55%	0.43%
Service	1,000.00	999.80	3.98		3.38		1,000.00	1,021.22	4.02		1,021.83	3.41		0.79	0.67
Investor A	1,000.00	1,000.80	4.03		3.43		1,000.00	1,021.17	4.08		1,021.78	3.46		0.80	0.68
Investor C	1,000.00	996.00	7.80		7.19		1,000.00	1,017.39	7.88		1,018.00	7.27		1.55	1.43
Class K	1,000.00	1,001.30	2.52		1.92		1,000.00	1,022.68	2.55		1,023.29	1.94		0.50	0.38

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock National Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
State	22.8%
Transportation	22.4
Utilities	16.1
Health	11.5
County/City/Special District/School District	9.6
Education	7.4
Corporate	5.6
Housing	2.5
Tobacco	1.5
Other	0.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	2.3%
2024	1.5
2025	2.3
2026	8.2
2027	4.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	10.2%
AA/Aa	52.0
A	22.6
BBB/Baa	3.0
BB/Ba	2.4
B	0.6
CCC/Caa	—	(e)
N/R(f)	9.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1%.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2022	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2022, the Fund’s Institutional, Investor A1 and Class K shares outperformed their primary benchmark, the Bloomberg Municipal 1-5 Year Index, while the Investor A Shares performed in line and the Investor C Shares underperformed. For the same period, all the Fund’s share classes outperformed its secondary benchmark, a customized index comprised of the Bloomberg National Short 0-3 Year Maturities, excluding non-investment grade (the “Short-Term Customized Reference Benchmark”), except for the Fund’s Investor C Shares which underperformed. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Short-Term Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds posted slightly positive returns in the reporting period, as the benefit of income offset the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s underweight to duration contributed to performance at a time of rising rates. (Duration is a measure of interest rate sensitivity.) An overweight in bonds with maturities of one year and less, together with an overweight in those with maturities of three to four years, also helped performance. An overweight in the healthcare sector further contributed, as did an underweight in AAA rated securities.

On the other hand, overweights in the education, housing, corporate-backed and transportation sectors detracted. The Fund was also hurt by its overweights in four- to seven-year maturities, AA rated debt, and lower-quality issues.

Describe recent portfolio activity.

The investment adviser took advantage of market strength in July 2022 by tactically shifting to an underweight duration position. It remained underweight-to-neutral against the benchmark for the remainder of the period.

The investment adviser reduced the Fund’s allocation to bonds subject to the alternative minimum tax (“AMT”) as yield spreads tightened. However, it believed the yields on AMT debt remained attractive relative to other opportunities in short-dated securities. In addition, the pool of investors subject to the AMT has declined considerably following the changes under the Tax Cuts and Jobs Act of 2017.

The investment adviser also added to the Fund’s floating rate position, shifting from VRDNs (“variable rate demand notes”) into FRNs (“floating rate notes”). Both VRDN and FRN securities have augmented the Fund’s defensive positioning, and they have benefited from rising rates.

The investment adviser continued to emphasize A and BBB rated debt. It preferred lower-rated investment-grade securities on a longer-term basis given the bonds’ compelling risk-adjusted yields. In addition, the highly diverse market provides a wide range of opportunities to identify undervalued issues.

Finally, the Fund participated in the new issuance of a series of municipal general obligation one-year notes that were priced with attractive yield spreads.

Describe portfolio positioning at period end.

The Fund had a slightly short duration relative to the benchmark. It was overweight in zero- to two-year and four- to seven-year bonds, and it was underweight in the three- to four-year maturity range. In terms of credit quality, the Fund was overweight in lower-rated investment-grade debt (securities rated A and BBB), and it was underweight in those rated AAA and AA.

The Fund was overweight in the corporate-backed, transportation, housing and sectors, and it was underweight in general obligations, utilities and pre-refunded issues.

Although the Fund was fully invested, it held a meaningful, 14% position in short-term VRDNs. VRDNs allow the investment adviser to maintain positions in the longer-dated portion of the yield curve while also keeping the portfolio’s duration near that of the index. VRDNs have no price volatility, and their yields adjust higher as rates rise.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock Short-Term Municipal Fund

Performance

				Average Annual Total Returns(a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	2.91%	2.81%	0.22%	(2.59)%	N/A	0.50%	N/A	0.45%	N/A

Investor A	2.59	2.53	0.10	(2.82)	(5.73)%	0.28	(0.33)%	0.20	(0.10)%

Investor A1	2.79	2.72	0.17	(2.69)	N/A	0.40	N/A	0.35	N/A

Investor C	1.92	1.84	(0.20)	(3.56)	(4.52)	(0.48)	(0.48)	(0.42)	(0.42)

Class K	2.93	2.87	0.35	(2.44)	N/A	0.57	N/A	0.48	N/A

Bloomberg Municipal 1-5 Year Index(c)	—	—	0.08	(3.17)	N/A	1.06	N/A	1.06	N/A

Short-Term Customized Reference Benchmark(d)	—	—	0.04	(2.00)	N/A	1.00	N/A	N/A	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar weighted maturity of no more than three years.

(c)	An index that covers the long-term tax-exempt bond market. It includes general obligation and revenue bonds with maturities less than 5 years.
(d)

A customized index comprised of the Bloomberg National Short 0-3 year maturities, excluding non-investment grade (the “Short-Term Customized Reference Benchmark”). The Short-Term Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.20	$1.82		$1,000.00	$1,023.39	$1.84		0.36%
Investor A	1,000.00	1,001.00	2.98		1,000.00	1,022.23	3.01		0.59
Investor A1	1,000.00	1,001.70	2.32		1,000.00	1,022.89	2.35		0.46
Investor C	1,000.00	998.00	6.85		1,000.00	1,018.35	6.92		1.36
Class K	1,000.00	1,003.50	1.57		1,000.00	1,023.64	1.58		0.31

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2022 (continued)	BlackRock Short-Term Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Corporate	28.1%
Utilities	12.3
State	10.3
County/City/Special District/School District	9.9
Transportation	9.7
Education	9.6
Housing	9.6
Health	9.0
Other	1.5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	5.7%
2023	22.8
2024	14.1
2025	9.3
2026	8.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	4.0%
AA/Aa	30.7
A	53.5
BBB/Baa	5.2
N/R	6.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock New York Municipal Opportunities Fund’s and BlackRock High Yield Municipal Fund’s Class K Share performance shown prior to the Class K shares inception date of January 25, 2018 is that of the respective Fund’s Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock New York Municipal Opportunities Fund and BlackRock Short-Term Municipal Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock New York Municipal Opportunities Fund and 1.00% for BlackRock Short-Term Municipal Fund and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O SU R E O F E X P E N S E S	15

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each of BlackRock New York Municipal Opportunities Fund, BlackRock High Yield Municipal Fund and BlackRock National Municipal Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments (unaudited) December 31, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Consumer Discretionary — 0.1%
YMCA of Greater New York, 2.30%, 08/01/26	$1,000	$891,548

Education — 0.1%
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	1,910	1,750,517

Health Care Providers & Services — 0.1%
Northwell Healthcare, Inc., RB, 4.26%, 11/01/47	2,500	1,985,625

Thrifts & Mortgage Finance — 0.4%
Community Preservation Corp., RB, Series 2020, Class C, 2.87%, 02/01/30	5,520	4,665,341

Total Corporate Bonds — 0.7%
(Cost: $11,325,461)		9,293,031

Municipal Bonds

Illinois — 0.0%

County/City/Special District/School District — 0.0%
Chicago Board of Education, GO, BAB, 6.14%, 12/01/39	615	524,609

New York — 78.2%

Corporate — 1.6%
Build NYC Resource Corp., Refunding RB(a) AMT, 4.50%, 01/01/25	210	213,009
AMT, 5.00%, 01/01/35	100	104,045
New York Liberty Development Corp., RB, 5.50%, 10/01/37	4,780	5,307,081
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	9,365	10,294,121
New York Transportation Development Corp., ARB, AMT, 5.00%, 01/01/33	1,000	1,009,478
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	3,245	3,230,167

		20,157,901

County/City/Special District/School District — 16.0%
Battery Park City Authority, Refunding RB Series B, 5.00%, 11/01/38	3,750	4,128,566
Series B, 5.00%, 11/01/39	2,850	3,131,614
Series B, 5.00%, 11/01/40	8,500	9,311,036
City of New York, GO Series B, 5.25%, 10/01/43	1,500	1,685,950
Series B-1, 5.00%, 10/01/43	3,000	3,210,900
Series C, 4.00%, 08/01/41	6,480	6,425,374
Series D, 5.00%, 12/01/42	2,490	2,657,759
Series D, 5.00%, 12/01/43	1,010	1,074,263
Series D-1, 5.00%, 03/01/43	2,000	2,130,852
Series D-1, 5.50%, 05/01/44	2,500	2,849,425
Series E-1, 5.00%, 03/01/40	6,000	6,400,218
Sub-Series F-1, 5.00%, 04/01/39	10,000	10,695,080
Sub-Series F-2, 1.94%, 03/01/29	9,410	7,875,323
City of New York, Refunding GO Series C-3, 2.46%, 08/01/33	2,145	1,670,704
Series D, 5.38%, 06/01/32	15	15,028
Series D, 2.12%, 08/01/33	3,500	2,630,404
County of Nassau New York, GO Series A, 4.00%, 04/01/39	1,000	993,793
Series B, (AGM), 5.00%, 07/01/37	1,145	1,215,374
Series B, (AGM), 5.00%, 07/01/42	4,190	4,421,150

Security	Par (000)	Value

County/City/Special District/School District (continued)

County of Nassau New York, GO (continued)
Series B, (AGM), 5.00%, 07/01/45	$4,960	$5,215,906
County of Nassau New York, Refunding GO Series A, (AGM), 4.00%, 04/01/38	2,635	2,576,571
Series A, (AGM), 5.00%, 04/01/46	1,000	1,057,050
Series B, 5.00%, 04/01/35	3,600	3,897,382
Series B, (BAM TCRS), 5.00%, 04/01/36	2,440	2,621,558
Series B, (AGM), 5.00%, 04/01/44	3,425	3,659,376
Hudson Yards Infrastructure Corp., Refunding RB Series 2022, 4.00%, 02/15/40	1,000	994,116
Series 2022, 4.00%, 02/15/42	2,660	2,574,220
Series A, 5.00%, 02/15/36	2,000	2,132,320
Series A, 4.00%, 02/15/38	2,000	1,988,958
Series A, 5.00%, 02/15/42	3,510	3,651,362
Monroe County Industrial Development Corp., RB (SAW), 5.00%, 05/01/33	2,885	3,168,939
(SAW), 5.00%, 05/01/34	2,375	2,594,395
Nassau County Interim Finance Authority, Refunding RB Series A, 5.00%, 11/15/34	5,030	5,835,710
Series B, 1.28%, 11/15/28	3,750	3,050,569
New York City Industrial Development Agency, RB(b) (AGC), 0.00%, 03/01/41	4,155	1,660,899
(AGC), 0.00%, 03/01/42	5,500	2,074,655
(AGC), 0.00%, 03/01/43	2,000	714,808
(AGC), 0.00%, 03/01/45	2,450	775,124
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	2,210	2,210,217
New York City Transitional Finance Authority Future Tax Secured Revenue, RB Series E-1, 4.00%, 02/01/46	1,910	1,762,028
Series F-1, 5.00%, 05/01/38	3,450	3,636,566
Sub-Series B-1, 5.00%, 11/01/35	200	206,092
Sub-Series B-1, 5.00%, 11/01/36	680	700,628
Sub-Series B-1, 4.00%, 11/01/45	10,000	9,259,180
Series A-2, Subordinate, 5.00%, 08/01/38	490	517,381
Series B-1, Subordinate, 4.00%, 08/01/45	3,420	3,175,258
Series C-1, Subordinate, 4.00%, 02/01/42	6,000	5,742,720
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55(b)	5,500	973,599
New York Convention Center Development Corp., Refunding RB 5.00%, 11/15/32	3,540	3,702,989
5.00%, 11/15/35	3,500	3,628,439
5.00%, 11/15/40	7,690	7,756,196
5.00%, 11/15/45	8,490	8,623,420
New York Liberty Development Corp., Refunding RB Class 2, 5.38%, 11/15/40(a)	520	509,111
Series 1, 5.00%, 11/15/44(a)	12,570	11,404,950
Series A, 2.75%, 11/15/41	17,000	12,330,083
New York State Dormitory Authority, RB, 5.00%, 07/01/26	1,015	1,016,546
New York State Dormitory Authority, Refunding RB, Series B, 5.00%, 08/15/27(c)	5	5,560
		199,927,694

Education — 10.4%
Albany Capital Resource Corp., Refunding RB 4.00%, 07/01/41	1,650	1,247,798
4.00%, 07/01/51	1,705	1,145,291

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Amherst Development Corp., Refunding RB 5.00%, 10/01/43	$85	$84,548
5.00%, 10/01/48	1,040	1,016,506
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.50%, 06/01/27	1,000	1,008,685
Series A, 5.00%, 06/01/35	655	667,241
Build NYC Resource Corp., RB(a) 5.00%, 02/01/33	815	818,754
5.63%, 02/01/39	1,285	1,297,249
5.75%, 06/01/42	500	506,034
5.75%, 02/01/49	1,145	1,147,591
5.75%, 06/01/62	1,475	1,426,639
Series A, 4.88%, 05/01/31	700	689,634
Series A, 5.13%, 05/01/38	140	133,257
Series A, 5.50%, 05/01/48	2,175	2,068,029
Build NYC Resource Corp., Refunding RB 5.00%, 06/01/30	385	404,403
5.00%, 08/01/33	275	291,030
5.00%, 06/01/35	250	254,310
5.00%, 08/01/35	740	773,242
5.00%, 06/01/40	310	314,070
5.00%, 08/01/47	725	735,669
5.00%, 11/01/47	2,900	3,186,906
Series A, 5.00%, 06/01/43	325	332,857
County of Cattaraugus New York, RB 5.00%, 05/01/34	130	132,020
5.00%, 05/01/39	225	226,339
Dobbs Ferry Local Development Corp., RB 5.00%, 07/01/39	1,000	1,020,494
5.00%, 07/01/44	2,000	2,025,882
Dutchess County Local Development Corp., RB 5.00%, 07/01/43	955	993,693
5.00%, 07/01/48	1,435	1,471,831
5.00%, 07/01/52	2,500	2,586,587
Dutchess County Local Development Corp., Refunding RB	1,980	2,060,152
5.00%, 07/01/42
4.00%, 07/01/46	2,500	2,290,478
Geneva Development Corp., RB, 5.25%, 09/01/23(c)	160	162,427
Hempstead Town Local Development Corp., Refunding RB 5.00%, 10/01/34	570	584,915
5.00%, 10/01/35	265	271,432
5.00%, 07/01/47	2,165	2,210,225
Monroe County Industrial Development Corp., Refunding RB
4.00%, 07/01/37	1,765	1,768,474
Series A, 5.00%, 07/01/33	350	380,641
Series A, 5.00%, 07/01/34	350	379,368
Series A, 5.00%, 07/01/35	800	861,843
Series A, 5.00%, 07/01/36	1,000	1,069,237
Series A, 5.00%, 07/01/37	500	529,604
Series A, 4.00%, 07/01/50	5,000	4,666,945
Series C, 5.05%, 07/01/28	1,000	988,567
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S1, (SAW), 4.00%, 07/15/45	2,460	2,371,538
New York State Dormitory Authority, RB 4.00%, 07/01/46	2,450	2,315,113

Security	Par (000)	Value

Education (continued)
New York State Dormitory Authority, RB (continued) 1st Series, (AMBAC), 5.50%, 07/01/40	$500	$601,830
Series 1, (BHAC-CR AMBAC), 5.50%, 07/01/31	475	553,085
Series A, 5.25%, 07/01/24(c)	250	259,110
Series A, 5.50%, 07/01/24(c)	2,500	2,600,160
Series A, 5.00%, 07/01/43	8,065	8,528,487
Series A, 4.00%, 07/01/44	2,010	1,901,062
Series A, 5.00%, 07/01/46	675	684,586
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/29	375	386,111
2.26%, 07/01/30	4,000	3,259,824
5.00%, 07/01/30	300	308,894
5.00%, 07/01/42	1,585	1,664,057
5.00%, 07/01/44	1,190	1,209,531
Series A, 5.25%, 07/01/23(c)	2,095	2,118,596
Series A, 5.00%, 07/01/24(c)	1,000	1,033,448
Series A, 2.58%, 07/01/33	4,000	3,120,352
Series A, 5.00%, 07/01/33	470	487,382
Series A, 4.00%, 07/01/34	2,000	2,090,798
Series A, 5.00%, 07/01/35	2,750	3,025,946
Series A, 5.00%, 07/01/36	1,850	1,990,689
Series A, 5.00%, 07/01/37	350	368,216
Series A, 5.00%, 07/01/38	1,005	1,065,581
Series A, 5.00%, 07/01/41	500	518,847
Series A, 5.00%, 07/01/43	1,000	1,012,685
Series A, 4.00%, 07/01/46	10,180	9,850,148
Series A, 4.00%, 07/01/47	1,250	1,092,150
Series A, 5.00%, 07/01/51	3,000	3,187,263
Series B, 5.00%, 10/01/38	10,000	10,854,840
Series C, 4.00%, 07/01/49	2,500	2,392,263
Onondaga County Trust for Cultural Resources, Refunding RB 5.00%, 05/01/40	135	136,687
4.00%, 12/01/41	3,760	3,625,321
4.00%, 12/01/47	3,000	2,803,101
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	360	360,132
Series A, 5.00%, 07/01/42	220	220,053
Schenectady County Capital Resource Corp., Refunding RB 5.00%, 07/01/32	335	389,214
5.25%, 07/01/52	285	304,737
St Lawrence County Industrial Development Agency, Refunding RB, Series B, 4.43%, 07/01/56	1,500	1,202,345
Troy Capital Resource Corp., Refunding RB 5.00%, 08/01/32	1,000	1,046,567
4.00%, 08/01/35	1,110	1,085,506
4.00%, 09/01/40	160	146,560
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/32	500	517,078
Series A, 5.00%, 07/01/37	885	914,963

		129,835,753

Health — 2.2%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	1,000	850,235
Build NYC Resource Corp., Refunding RB, 5.00%, 07/01/24(c)	1,100	1,136,093

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Dutchess County Local Development Corp., RB,
Series A, 5.00%, 07/01/24(c)	$750	$774,609
Genesee County Funding Corp., Refunding RB,
Series A, 5.25%, 12/01/52	4,345	4,401,807
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	525	401,837
Monroe County Industrial Development Corp., RB 5.00%, 12/01/29	660	689,329
4.00%, 12/01/41	100	86,876
5.00%, 12/01/46	1,450	1,439,467
Series A, 5.00%, 12/01/37	370	370,054
New York State Dormitory Authority, Refunding RB 5.00%, 05/01/38	1,705	1,812,306
4.00%, 07/01/39	140	97,913
4.00%, 07/01/40	325	223,609
5.00%, 07/01/41	450	350,298
5.00%, 05/01/52	4,000	4,082,476
Series A, 5.00%, 05/01/32	1,270	1,324,154
Series A, 5.00%, 05/01/43	1,570	1,592,730
Series C, 2.15%, 03/15/31	2,000	1,579,394
Catholic Health Services, 4.00%, 07/01/38	110	78,195
Catholic Health Services, 4.00%, 07/01/45	810	513,913
Southold Local Development Corp., RB, 4.00%, 12/01/45	1,900	1,527,015
Suffolk County Economic Development Corp., RB,
Series C, Catholic Health Services, 5.00%, 07/01/32	385	395,698
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	1,145	1,110,956
Westchester County Healthcare Corp., Refunding RB,
Series B, Senior Lien, 6.00%, 11/01/30	105	105,174
Westchester County Local Development Corp.,
Refunding RB
4.00%, 01/01/23(d)	85	85,000
5.00%, 11/01/34	500	507,534
5.00%, 07/01/41(a)	1,150	966,680
5.00%, 07/01/46(a)	1,395	1,119,002

		27,622,354

Housing — 3.9%
New York City Housing Development Corp., RB, M/F Housing
4.15%, 11/01/46	2,805	2,496,416
4.75%, 11/01/47	1,500	1,474,503
Series B-1, 5.25%, 07/03/23(c)	500	505,634
Series K, 3.85%, 11/01/38	4,000	3,653,012
Series K, 4.00%, 11/01/48	2,925	2,512,446
Series L, 2.75%, 05/01/50(e)	6,500	6,465,498
New York City Housing Development Corp., Refunding RB
(HUD SECT 8), 3.76%, 01/01/29	3,000	2,742,168
Series D, 4.10%, 11/01/38	2,500	2,184,997
New York State Housing Finance Agency, RB, M/F
Housing
Series C, (FHLMC, FNMA, SONYMA GNMA), 2.75%, 11/01/31	1,000	911,249
Series E, (SONYMA ), 4.15%, 11/01/47	165	145,062
Series J-1, (SONYMA HUD SECT 8), 2.80%, 11/01/51	4,500	2,961,625
Series A, AMT, (SONYMA), 4.90%, 02/15/38	645	645,065

Security	Par (000)	Value

Housing (continued)
New York State Housing Finance Agency, RB, M/F Housing (continued)
Series A, AMT, (SONYMA), 5.10%, 02/15/38	$875	$875,238
New York State Housing Finance Agency, Refunding
RB, Series C, (SONYMA ), 3.85%, 11/01/39	4,425	4,022,520
State of New York Mortgage Agency, RB, S/F
Housing, Series 239, (SONYMA), 3.25%, 10/01/51	4,995	4,850,265
State of New York Mortgage Agency, Refunding RB
Series 235, AMT, 1.40%, 10/01/27	5,460	4,834,939
Series 235, AMT, 1.50%, 04/01/28	5,475	4,792,886
Yonkers Industrial Development Agency, RB
AMT, (SONYMA), 5.25%, 04/01/37	585	585,270
Series A, AMT, (SONYMA), 4.80%, 10/01/26	335	335,283
Series A, AMT, (SONYMA), 5.00%, 10/01/37	1,640	1,640,341

		48,634,417

State — 9.4%
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, Subordinate, (SAW), 5.00%, 07/15/38	2,250	2,397,722
Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	4,865	5,022,898
Series S-3, Subordinate, (SAW), 5.25%, 07/15/36	2,080	2,276,383
Series S-3, Subordinate, (SAW), 5.00%, 07/15/37	3,015	3,228,845
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	5,000	5,334,475
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1, (SAW), 4.00%, 07/15/37	1,265	1,271,779
Series S-1A, (SAW), 4.00%, 07/15/39	2,000	1,966,440
Series S-3, Subordinate, (SAW), 5.00%, 07/15/37	7,000	7,487,557
Series S-4A, Subordinate, (SAW), 5.25%, 07/15/35	7,665	8,506,471
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/39	1,630	1,732,930
Series A, 5.00%, 03/15/40	2,500	2,623,332
Series A, 5.00%, 03/15/43	585	609,268
Series B, 5.00%, 03/15/39	15,390	16,231,356
New York State Dormitory Authority, Refunding RB 5.00%, 03/15/39	9,000	9,568,323
Series A, 5.25%, 03/15/39	7,250	7,799,398
Series A, 5.00%, 03/15/41	5,000	5,314,555
Series A, 4.00%, 03/15/43	5,000	4,746,405
Series E, 5.00%, 03/15/40	645	687,120
Series E, 5.00%, 03/15/41	3,615	3,837,127
New York State Urban Development Corp., RB,
Series C, 5.00%, 03/15/30	250	251,001
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/43	4,700	4,556,288
4.00%, 03/15/44	2,800	2,712,352
4.00%, 03/15/46	2,625	2,475,813
Series A, 5.00%, 03/15/38	10,000	10,506,530
Series B, 2.77%, 03/15/31	7,500	6,289,155

		117,433,523

Tobacco — 3.5%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 06/01/39	825	812,168
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,595	4,484,568
New York Counties Tobacco Trust IV, Refunding RB Series A, 6.25%, 06/01/41(a)	2,200	2,200,176

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
New York Counties Tobacco Trust IV, Refunding RB (continued)
Series A, 5.00%, 06/01/42	$3,775	$3,573,676
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	6,350	5,898,559
Series A-2-B, 5.00%, 06/01/51	3,955	3,629,911
Series B, 5.00%, 06/01/28	90	94,513
Series B, 5.00%, 06/01/29	105	109,889
Series C, 4.00%, 06/01/51	4,055	3,162,478
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	2,250	2,285,773
5.25%, 05/15/40	1,250	1,255,851
TSASC, Inc., Refunding RB
Series A, 5.00%, 06/01/30	775	809,770
Series A, 5.00%, 06/01/33	3,000	3,090,051
Series A, 5.00%, 06/01/36	5,835	5,931,138
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	4,730	4,591,893
Sub-Series C, 5.13%, 06/01/51	2,375	2,359,206

		44,289,620

Transportation — 19.6%
Albany County Airport Authority, Refunding RB
Series B, AMT, 4.00%, 12/15/35	120	114,862
Series B, AMT, 4.00%, 12/15/34	235	226,968
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/35	1,000	1,069,827
Series A, 5.00%, 11/15/42	5,000	5,222,100
Series A-1, 5.25%, 11/15/23(c)	1,040	1,060,926
Series A-1, 4.00%, 11/15/45	3,000	2,484,390
Series A-1, 4.00%, 11/15/46	3,300	2,704,495
Series A-2, 4.00%, 11/15/43	7,500	6,340,875
Series B, 5.25%, 11/15/33	500	509,144
Series B, 5.25%, 11/15/44	2,125	2,132,291
Series D-3, 4.00%, 11/15/47	2,000	1,626,764
Series E, 5.00%, 11/15/38	2,350	2,353,642
Sub-Series A-1, 5.00%, 11/15/40	1,645	1,649,766
Sub-Series D-1, 5.00%, 11/15/39	4,250	4,262,401
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/35	1,750	1,776,856
Series B, 5.00%, 11/15/37	1,500	1,512,239
Series D, 5.25%, 11/15/23(c)	670	683,478
Series D, 5.00%, 11/15/35	2,500	2,551,597
Series E, 4.00%, 11/15/45	2,500	2,070,325
MTA Hudson Rail Yards Trust Obligations, Refunding
RB, Series A, 5.00%, 11/15/56	7,985	7,916,050
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	5,000	4,706,350
Series 1, 2.75%, 02/15/44	6,125	4,364,020
New York State Bridge Authority, RB
Series A, 4.00%, 01/01/39	275	269,568
Series A, 4.00%, 01/01/40	350	341,914
Series A, 4.00%, 01/01/41	165	160,414
Series A, 4.00%, 01/01/46	2,460	2,320,968
New York State Thruway Authority, RB, Series A, Junior Lien, 5.25%, 01/01/56	7,500	7,674,832
New York State Thruway Authority, Refunding RB 5.00%, 03/15/41	4,000	4,369,700
Series J, 5.00%, 01/01/41	3,250	3,277,586

Security	Par (000)	Value

Transportation (continued)
New York State Thruway Authority, Refunding RB (continued)
Series K, 5.00%, 01/01/29	$5,000	$5,228,490
Series K, 5.00%, 01/01/32	1,500	1,559,703
Series L, 5.00%, 01/01/35	1,050	1,140,011
Series N, 4.00%, 01/01/45	940	890,889
Series O, 4.00%, 01/01/37	4,400	4,416,971
Series O, 4.00%, 01/01/40	5,000	4,821,555
Series O, 4.00%, 01/01/45	1,550	1,469,019
Series O, 4.00%, 01/01/47	2,345	2,191,393
Series B, Subordinate, 4.00%, 01/01/41	4,275	4,137,311
Series B, Subordinate, 4.00%, 01/01/45	1,500	1,368,431
New York Transportation Development Corp., ARB
AMT, (AGM), 4.00%, 07/01/35	2,000	1,950,150
AMT, 5.00%, 12/01/35	1,510	1,546,889
AMT, 5.00%, 12/01/37	5,310	5,419,705
AMT, 5.00%, 12/01/41	2,565	2,611,693
Series A, AMT, 5.00%, 07/01/34	250	251,842
Series A, AMT, 5.00%, 07/01/41	750	727,725
Series A, AMT, 5.00%, 07/01/46	1,500	1,451,627
Series A, AMT, 5.25%, 01/01/50	15,000	14,553,390
New York Transportation Development Corp., RB, AMT, 4.00%, 10/31/46	1,355	1,165,425
New York Transportation Development Corp., Refunding RB, 5.00%, 12/01/38	4,250	4,457,107
Niagara Falls Bridge Commission, RB, (AGM), 4.16%, 10/01/33	1,650	1,467,779
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/32	400	424,149
AMT, 5.00%, 04/01/33	375	396,348
AMT, 5.00%, 04/01/34	225	237,113
AMT, 5.00%, 04/01/35	200	209,904
AMT, 5.00%, 04/01/36	210	219,653
AMT, 5.00%, 04/01/37	250	260,268
AMT, 5.00%, 04/01/38	250	259,644
AMT, 5.00%, 04/01/39	175	181,407
Port Authority of New York & New Jersey, ARB Series 217, 4.00%, 11/01/38	4,055	3,963,110
AMT, 4.00%, 09/01/43	2,400	2,202,108
218th Series, AMT, 4.00%, 11/01/41	5,690	5,282,954
Consolidated, 218th Series, AMT, 4.00%, 11/01/47 .	3,980	3,544,106
Series 221, AMT, 4.00%, 07/15/38	2,000	1,910,572
Port Authority of New York & New Jersey, RB, 5.00%, 09/01/48	955	999,347
Port Authority of New York & New Jersey, Refunding ARB
Series 179, 5.00%, 12/01/38	150	152,815
Series 230, 5.00%, 12/01/42	1,890	2,060,183
178th Series, AMT, 5.00%, 12/01/43	285	286,537
195th Series, AMT, 5.00%, 10/01/35	1,755	1,821,709
195th Series, AMT, 5.00%, 04/01/36	4,680	4,781,907
202nd Series, AMT, 5.00%, 04/15/37	5,000	5,179,050
206th Series, AMT, 5.00%, 11/15/37	1,525	1,583,231
Consolidated, 186th Series, AMT, 5.00%, 10/15/44 .	1,000	1,009,646
Series 197, AMT, 5.00%, 11/15/41	1,250	1,279,784
Series 223, AMT, 4.00%, 07/15/41	2,370	2,206,543
Series 223, AMT, 4.00%, 07/15/46	720	645,701
Series 231, AMT, 5.00%, 08/01/38	2,500	2,665,250
Series 231, AMT, 5.50%, 08/01/39	2,500	2,762,080

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Series 231, AMT, 5.50%, 08/01/40	$4,000	$4,402,508
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	5,000	5,368,895
Series A, 5.00%, 11/15/49	4,630	4,894,674
Series A, 5.00%, 11/15/51	1,500	1,587,519
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 4.00%, 05/15/42	3,000	2,915,790
Series A, 5.00%, 05/15/47	2,500	2,670,995
Series A-1, 4.00%, 05/15/46	2,370	2,249,350
Series B, 5.00%, 11/15/38	9,000	9,478,521
Series C, 5.00%, 11/15/37	6,000	6,435,282
Series C-2, 5.00%, 11/15/42	6,380	6,706,752
Triborough Bridge & Tunnel Authority, Sales Tax
Revenue, RB
Series A, 5.25%, 05/15/52	10,465	11,487,357
Series A, 5.25%, 05/15/57	1,200	1,317,388

		244,621,603

Utilities — 11.6%
Long Island Power Authority, RB
5.00%, 09/01/36	1,080	1,166,732
5.00%, 09/01/38	4,200	4,500,157
5.00%, 09/01/39	9,875	10,510,930
5.00%, 09/01/42	1,000	1,035,068
5.00%, 09/01/47	2,225	2,280,496
Series C, (AGC), 5.25%, 09/01/29	3,500	3,953,726
Long Island Power Authority, Refunding RB
Series A, 4.00%, 09/01/39	6,000	6,117,079
Series A, 4.00%, 09/01/42	1,500	1,467,417
Series A, 5.00%, 09/01/43	3,170	3,351,162
Series B, 1.50%, 09/01/51(e)	2,500	2,371,343
New York City Municipal Water Finance Authority, RB
Series AA, 4.00%, 06/15/43	5,000	4,829,160
Series DD, 5.25%, 06/15/47	2,455	2,564,081
New York City Municipal Water Finance Authority,
Refunding RB
Series BB-1, 4.00%, 06/15/45	16,410	15,554,645
Series BB-2, 3.48%, 06/15/49(e)	15,000	15,000,000
Series DD-2, 5.00%, 06/15/40	3,455	3,665,458
Series EE, 4.00%, 06/15/39	2,500	2,505,812
Series EE, 5.00%, 06/15/40	5,000	5,320,065
Series FF, 5.00%, 06/15/40	11,500	12,258,678
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	9,500	8,946,710
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/45	1,875	1,800,606
Series A, 4.00%, 11/15/50	12,990	12,151,586
New York State Environmental Facilities Corp., Refunding RB, 5.81%, 06/15/39	1,000	1,046,818
Utility Debt Securitization Authority, RB
5.00%, 12/15/38	2,875	3,099,017
5.00%, 12/15/40	6,895	7,410,043

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB 5.00%, 12/15/36	$1,865	$1,977,857
Series TE1, 5.00%, 12/15/38	9,000	10,294,830

		145,179,476

Total Municipal Bonds in New York		977,702,341

Puerto Rico — 7.4%

State — 4.3%

Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(e)	9,350	4,092,655
0.00%, 11/01/51(e)	11,927	3,935,978
Series A1, Restructured, 5.63%, 07/01/29	2,619	2,682,438
Series A1, Restructured, 5.75%, 07/01/31	1,092	1,125,741
Series A1, Restructured, 4.00%, 07/01/33	1,036	898,659
Series A1, Restructured, 4.00%, 07/01/35	931	782,990
Series A1, Restructured, 4.00%, 07/01/37	799	652,952
Series A1, Restructured, 4.00%, 07/01/41	1,087	850,758
Series A1, Restructured, 4.00%, 07/01/46	1,130	847,214
Commonwealth of Puerto Rico, GO, CAB, Series A,
Restructured, 0.00%, 07/01/33(b)	1,333	720,001
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(e)	546	176,513
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40	182	161,591
Series A-1, Restructured, 4.75%, 07/01/53	13,005	11,520,076
Series A-1, Restructured, 5.00%, 07/01/58	9,193	8,316,300
Series A-2, Restructured, 4.54%, 07/01/53	49	41,321
Series A-2, Restructured, 4.78%, 07/01/58	5,323	4,639,468
Series A-2, Restructured, 4.33%, 07/01/40	10,378	9,214,222
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/29	490	351,285
Series A-1, Restructured, 0.00%, 07/01/33	1,423	806,889
Series A-1, Restructured, 0.00%, 07/01/46	7,502	1,848,485
Series B-1, Restructured, 0.00%, 07/01/46	2,677	665,202

		54,330,738

Utilities — 3.1%
Puerto Rico Electric Power Authority, RB
3rd Series, 1.00%, 01/01/23(f)(g)	278	212,290
Series A-3, 10.00%, 07/01/19(f)(g)	999	764,275
Series B-3, 10.00%, 07/01/19(f)(g)	999	764,275
Series C-1, 5.40%, 01/01/18(f)(g)	2,745	2,099,803
Series C-2, 5.40%, 07/01/18(f)(g)	2,745	2,100,142
Series C-4, 5.40%, 07/01/20(f)(g)	277	212,290
Series CCC, 5.25%, 07/01/26(f)(g)	770	569,259
Series CCC, 5.25%, 07/01/28(f)(g)	440	325,291
Series D-4, 7.50%, 07/01/20	762	582,930
Series WW, 5.50%, 07/01/17(f)(g)	610	450,972
Series WW, 5.50%, 07/01/19(f)(g)	970	717,119
Series WW, 5.38%, 07/01/24(f)(g)	385	284,630
Series WW, 5.25%, 07/01/33(f)(g)	420	310,505
Series XX, 5.25%, 07/01/35(f)(g)	185	136,770
Series XX, 5.75%, 07/01/36(f)(g)	260	192,217
Series A, AMT, 6.75%, 07/01/36(f)(g)	3,560	2,723,400
Series A, RB, 5.00%, 07/01/29(f)(g)	1,860	1,375,094
Series A, RB, 7.00%, 07/01/33(f)(g)	1,025	784,125

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series A, RB, 5.00%, 07/01/42(f)(g)	$3,150	$2,328,789
Series A, RB, 7.00%, 07/01/43(f)(g)	410	313,650
Series TT, RB, 5.00%, 07/01/25(f)(g)	210	155,253
Series TT, RB, 5.00%, 07/01/26(f)(g)	565	417,703
Series WW, RB, 5.50%, 07/01/38(f)(g)	520	384,435
Series XX, RB, 5.25%, 07/01/27(f)(g)	285	210,700
Series XX, RB, 5.25%, 07/01/40(f)(g)	5,345	3,951,548
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(f)(g)	990	731,905
Series AAA, 5.25%, 07/01/23	2,670	1,973,926
Series AAA, 5.25%, 07/01/28(f)(g)	5,655	4,180,730
Series BBB, 5.40%, 07/01/28	1,240	916,729
Series UU, 0.00%, 07/01/17(e)(f)(g)	185	138,750
Series UU, 1.58%, 07/01/18(e)(f)(g)	165	123,750
Series UU, 1.32%, 07/01/20(e)(f)(g)	1,475	1,106,250
Series UU, 3.89%, 07/01/31(e)(f)(g)	1,755	1,316,250
Series ZZ, 5.00%, 07/01/17(f)(g)	430	317,898
Series ZZ, 5.25%, 07/01/19(f)(g)	1,370	1,012,838
Series ZZ, 5.00%, 07/01/20	2,220	1,641,242
Series ZZ, 5.25%, 07/01/24(f)(g)	875	646,886
Series ZZ, 5.00%, 07/01/28(f)(g)	435	321,595
Series AAA, Refunding RB, 5.25%, 07/01/29(f)(g)	235	173,735
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	1,860	1,375,094

		38,345,043

Total Municipal Bonds in Puerto Rico		92,675,781

Total Municipal Bonds — 85.6% (Cost: $1,132,729,164)		1,070,902,731

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

New York — 17.2%

County/City/Special District/School District — 4.5%
City of New York, GO, Series A-1, 5.25%, 09/01/43	10,000	11,232,305
City of New York, Refunding GO
Sub-Series 1-I, 5.00%, 03/01/32	990	1,014,748
Sub-Series 1-I, 5.00%, 03/01/36	1,750	1,792,655
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/38	17,485	18,277,866
Series A, 5.00%, 02/15/39	9,005	9,392,270
New York City Transitional Finance Authority Future
Tax Secured Revenue, RB, Series A1, 5.00%, 08/01/40	13,360	14,164,933

		55,874,777

Education — 2.9%
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.25%, 11/01/43	2,960	3,280,457
Series D-1, 5.50%, 11/01/45	5,910	6,652,479
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB
Series C-3, 5.00%, 05/01/40	15,000	15,928,575
Series D-1, 5.25%, 11/01/48	10,000	10,950,350

		36,811,861

Security	Par (000)	Value

Housing — 0.1%
New York City Housing Development Corp.,
Refunding RB, Series A, 4.25%, 11/01/43	$627	$595,228

State — 2.0%
New York State Dormitory Authority, Refunding RB,
Series E, 5.00%, 03/15/42	9,410	9,952,044
New York State Urban Development Corp., Refunding RB
5.00%, 03/15/41	10,000	10,924,250
5.00%, 03/15/44	4,220	4,561,269

		25,437,563

Transportation — 5.8%
Metropolitan Transportation Authority, Refunding RB
Series B-1, 5.00%, 11/15/36	13,500	14,283,115
Series B-1, 5.00%, 11/15/51	10,000	10,274,391
Series C, 5.00%, 11/15/41	11,365	11,621,246
Port Authority of New York & New Jersey, Refunding ARB
178th Series, AMT, 5.00%, 12/01/32	991	1,004,758
194th Series, 5.25%, 10/15/55	2,310	2,376,876
Triborough Bridge & Tunnel Authority, Refunding RB
5.00%, 11/15/45	10,000	10,471,295
Series C, 5.25%, 05/15/52	12,610	13,642,053
Series D-2, Senior Lien, 5.25%, 05/15/47	8,410	9,228,428

		72,902,162

Utilities — 1.9%
New York City Municipal Water Finance Authority,
Refunding RB, Series AA-3, 5.00%, 06/15/47	12,500	13,456,844
Utility Debt Securitization Authority, Refunding RB
5.00%, 12/15/41	7,800	8,349,814
Series B, Restructured, 4.00%, 12/15/35	1,580	1,612,684

		23,419,342

Total Municipal Bonds in New York		215,040,933

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.2% (Cost: $213,809,373)		215,040,933

Total Long-Term Investments — 103.5% (Cost: $1,357,863,998)		1,295,236,695

	Shares

Short-Term Securities

Money Market Funds — 3.2%
BlackRock Liquidity Funds New York Money Fund
Portfolio, 3.34%(i)(j)	39,372,266	39,372,266

Total Short-Term Securities — 3.2% (Cost: $39,371,930)		39,372,266

Total Investments — 106.7% (Cost: $1,397,235,928)		1,334,608,961

Other Assets Less Liabilities — 1.7%		21,247,183

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.4)%		(104,993,003)

Net Assets — 100.0%		$1,250,863,141

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock New York Municipal Opportunities Fund

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Issuer filed for bankruptcy and/or is in default. (g) Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio.	$35,564,012	$3,808,255	(a)	$—	$—	$(1)	$39,372,266	39,372,266	$257,913	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	847	03/22/23	$94,983	$726,791
U.S. Long Bond	858	03/22/23	106,982	1,843,243
5-Year U.S. Treasury Note	589	03/31/23	63,511	126,364

				$2,696,398

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,696,398	$—	$2,696,398

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock New York Municipal Opportunities Fund

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$18,970,715	$—	$18,970,715

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$3,565,818	$—	$3,565,818

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$384,089,062

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$9,293,031	$—	$9,293,031
Municipal Bonds	—	1,070,902,731	—	1,070,902,731
Municipal Bonds Transferred to Tender Option Bond Trusts	—	215,040,933	—	215,040,933
Short-Term Securities
Money Market Funds	39,372,266	—	—	39,372,266

	$39,372,266	$1,295,236,695	$—	$1,334,608,961

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$2,696,398	$—	$—	$2,696,398

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $104,579,671 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.6%
Black Belt Energy Gas District, RB(a)
Series C-1, 5.25%, 02/01/53	$13,790	$14,345,516
Series F, 5.50%, 11/01/53	1,825	1,915,268
Chelsea Park Cooperative District, SAB, 5.00%, 05/01/48	930	837,500
County of Jefferson Alabama Sewer Revenue,
Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	365	372,987
Series D, Sub Lien, 7.00%, 10/01/51	2,355	2,523,531
Series D, Sub Lien, 6.50%, 10/01/53	3,465	3,700,211
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	5,620	6,339,382
MidCity Improvement District, SAB 3.88%, 11/01/27	130	124,322
4.25%, 11/01/32	350	320,616
4.50%, 11/01/42	745	626,458
4.75%, 11/01/49	795	655,620
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53(a)	21,645	22,327,424
Stadium Trace Village Improvement District, RB, 3.63%, 03/01/36	3,860	3,379,125
Sumter County Industrial Development Authority,
RB, AMT, 6.00%, 07/15/52(a)	5,260	4,799,240
Tuscaloosa County Industrial Development Authority,
Refunding RB, Series A, 5.25%, 05/01/44(b)	1,110	985,035

		63,252,235

Arizona — 2.7%
Arizona Industrial Development Authority, RB 5.00%, 07/01/45(b)	1,135	1,020,359
7.10%, 01/01/55(b)	4,540	4,626,360
5.00%, 07/01/55(b)	1,215	1,040,802
Class B, 4.00%, 07/01/61	3,110	2,295,037
Series A, 5.00%, 07/01/39(b)	1,270	1,179,747
Series A, 5.00%, 12/15/39(b)	150	143,803
Series A, 5.00%, 07/01/49(b)	2,790	2,432,632
Series A, 5.00%, 07/15/49(b)	675	618,523
Series A, 5.00%, 12/15/49(b)	345	310,953
Series A, 4.00%, 07/01/51	1,555	1,264,344
Series A, 5.00%, 07/01/54(b)	1,110	946,474
Series A, 4.00%, 07/01/61	3,190	2,479,794
Series B, 5.13%, 07/01/47(b)	420	393,999
Series B, 5.25%, 07/01/51(b)	570	536,698
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.00%, 07/01/26	630	632,667
Series A, 5.50%, 07/01/52	2,970	2,951,518
Florence Town, Inc. Industrial Development
Authority, RB, 6.00%, 07/01/23(b)(c)	1,375	1,395,742
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	275	254,245
5.00%, 05/15/56	1,090	943,918
Industrial Development Authority of the City of
Phoenix, RB
5.00%, 07/01/54	1,330	1,243,617
5.00%, 07/01/59	655	606,032
Series A, 5.00%, 07/01/43	1,445	1,356,992

Security	Par (000)	Value

Arizona (continued)
Industrial Development Authority of the City of
Phoenix, RB (continued)
Series A, 6.75%, 07/01/44(b)	$810	$843,255
Industrial Development Authority of the City of
Phoenix, Refunding RB(b) 5.00%, 07/01/35	300	299,434
Series A, 5.00%, 07/01/35	295	294,444
Industrial Development Authority of the County of
Pima, RB
5.13%, 07/01/39	700	647,396
5.25%, 07/01/49	870	760,375
Industrial Development Authority of the County of
Pima, Refunding RB(b)
4.00%, 06/15/51	3,995	2,931,104
5.00%, 07/01/56	1,285	1,128,752
4.00%, 06/15/57	3,070	2,171,156
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	1,340	1,239,397
Maricopa County Industrial Development Authority,
RB(b)
5.25%, 10/01/40	1,255	1,270,302
5.50%, 10/01/51	1,255	1,267,431
AMT, 4.00%, 10/15/47	6,500	5,330,241

		46,857,543

Arkansas — 1.4%
Arkansas Development Finance Authority, RB(b)
Series A, AMT, 4.50%, 09/01/49	5,290	4,675,773
Series A, AMT, 4.75%, 09/01/49	16,105	15,027,704
University of Arkansas, RB, Series A, 5.00%, 04/01/52	5,000	5,326,015

		25,029,492

California — 5.2%
California Community Housing Agency, RB, M/F
Housing(b)
Series A, 5.00%, 04/01/49	690	602,310
Series A-2, 4.00%, 08/01/47	4,430	3,294,330
California Housing Finance Agency, RB, M/F
Housing
Class A, 3.25%, 08/20/36	8,656	7,483,221
Series 2021-1, Class A, 3.50%, 11/20/35	5,734	5,130,055
California Municipal Finance Authority, ARB, AMT,
Senior Lien, 4.00%, 12/31/47	2,560	2,158,121
California Municipal Finance Authority, RB
Series A, 5.50%, 08/01/34(b)	270	270,678
Series A, 6.00%, 08/01/44(b)	655	657,181
Series A, 3.00%, 02/01/46	1,200	908,874
Series A, 6.13%, 08/01/49(b)	570	571,833
Series A, 4.00%, 02/01/51	930	836,937
California Municipal Finance Authority, Refunding
RB, Series A, 3.00%, 11/01/48	2,000	1,444,772
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	5,270	5,592,118
California School Finance Authority, RB 6.65%, 07/01/33	295	297,352
6.90%, 07/01/43	650	654,435
California Statewide Communities Development Authority, SAB, Series 2021-A, 4.00%, 09/02/51	1,990	1,597,319

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, Refunding ARB, AMT, 5.25%, 05/15/47	$8,000	$8,428,144
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	9,320	7,266,702
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	2,415	1,475,891
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	1,845	1,441,456
CSCDA Community Improvement Authority, RB, M/F Housing(b) 2.80%, 03/01/47	1,435	1,034,114
3.13%, 07/01/56	3,670	2,493,350
4.00%, 07/01/56	7,370	5,468,065
3.13%, 08/01/56	3,425	2,355,030
4.00%, 08/01/56	4,120	3,245,963
4.00%, 10/01/56	1,230	1,005,968
4.00%, 12/01/56	4,460	3,162,198
3.25%, 05/01/57	1,740	1,211,456
4.00%, 07/01/58	1,405	998,862
Series A, 5.00%, 01/01/54	1,050	949,251
Series A, 3.00%, 09/01/56	5,550	3,595,323
Series B, 4.00%, 07/01/58	1,585	1,051,037
Mezzanine Lien, 4.00%, 03/01/57	2,465	1,735,192
Mezzanine Lien, 4.00%, 06/01/57	1,445	1,042,945
Series B, Mezzanine Lien, 4.00%, 12/01/59	4,645	3,189,187
Series B, Sub Lien, 4.00%, 12/01/59	2,380	1,591,499
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)	4,420	1,441,941
Riverside County Transportation Commission, RB,
Series A, Senior Lien, 5.75%, 06/01/23(c)	2,115	2,139,090
San Francisco City & County Redevelopment Agency Successor Agency, ST, CAB, Series C, 0.00%, 08/01/43(d)	3,000	846,366
San Francisco City & County Redevelopment
Agency Successor Agency, TA, CAB(b)(d)
Series D, 0.00%, 08/01/23	470	459,599
Series D, 0.00%, 08/01/26	580	492,012
Series D, 0.00%, 08/01/31	1,155	766,525

		90,386,702

Colorado — 4.8%
9th Avenue Metropolitan District No.2, GO, 5.00%, 12/01/48	1,564	1,339,213
Aurora Crossroads Metropolitan District No.2, GO Series A, 5.00%, 12/01/40	1,000	930,257
Series A, 5.00%, 12/01/50	500	430,212
Aviation Station North Metropolitan District No.2, GO Series A, 5.00%, 12/01/39	750	692,137
Series A, 5.00%, 12/01/48	1,350	1,141,852
Banning Lewis Ranch Metropolitan District No.8, GO, 4.88%, 12/01/51(b)	2,335	1,766,332
Broadway Station Metropolitan District No.2, GO Series A, 5.00%, 12/01/35	734	703,350
Series A, 5.13%, 12/01/48	2,840	2,447,586
Bromley Park Metropolitan District No.2, Refunding GO, Sub-Series B, 6.38%, 12/15/47	937	861,780
Cascade Ridge Metropolitan District, GO, 5.00%, 12/01/51	3,000	2,416,803

Security	Par (000)	Value

Colorado (continued)
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	$820	$698,850
City & County of Denver Colorado Airport System Revenue, Refunding ARB Series A, AMT, 4.13%, 11/15/47	5,875	5,198,552
Series A, AMT, 4.13%, 11/15/53	3,225	2,816,331
Clear Creek Transit Metropolitan District No.2, GO Series A, 5.00%, 12/01/41	575	525,476
Series A, 5.00%, 12/01/50	1,000	843,447
Colorado Educational & Cultural Facilities Authority, Refunding RB(b) 5.00%, 12/01/40	115	108,397
5.00%, 12/01/50	155	137,663
5.00%, 12/01/55	180	156,930
Colorado Health Facilities Authority, RB 5.50%, 11/01/47	780	817,261
5.25%, 11/01/52	1,630	1,659,777
Series A, 5.00%, 05/15/35	1,255	1,148,622
Series A, 5.00%, 05/15/44	1,415	1,193,775
Series A, 5.00%, 05/15/49	940	751,419
Series A, 5.00%, 05/15/58	1,980	1,486,681
Colorado High Performance Transportation Enterprise, RB, 5.00%, 12/31/56	2,500	2,427,435
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	1,260	1,055,040
Eagle Brook Meadows Metropolitan District No.3, GO, Series 2021, 5.00%, 12/01/51	1,600	1,328,103
Fitzsimons Village Metropolitan District No.3, Refunding GO Series A-1, 4.00%, 12/01/26	800	768,163
Series A-1, 4.00%, 12/01/41	1,500	1,166,860
Series A-1, 4.25%, 12/01/55	3,095	2,140,261
Four Corners Business Improvement District, GO, 6.00%, 12/01/52	2,000	1,777,016
Green Valley Ranch East Metropolitan District No.6, GO, Series A, 5.88%, 12/01/50	2,615	2,475,764
Greenways Metropolitan District No.1, GO, Series A, 4.63%, 12/01/51	1,580	1,081,761
Home Place Metropolitan District, GO, Series A, 5.75%, 12/01/50	2,345	2,076,802
Horizon Metropolitan District No.2, GO, 4.50%, 12/01/51(b)	1,675	1,134,362
Jefferson Center Metropolitan District No.1, RB Series A-2, 4.13%, 12/01/40	580	500,237
Series A-2, 4.38%, 12/01/47	1,000	836,255
Karl’s Farm Metropolitan District No.2, GO(b) Series A, 5.38%, 12/01/40	515	470,085
Series A, 5.63%, 12/01/50	1,350	1,191,825
Lanterns Metropolitan District No.2, GO, Series A, 4.50%, 12/01/50	1,810	1,272,751
Longs Peak Metropolitan District, GO, 5.25%, 12/01/51(b)	5,000	4,103,258
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	2,640	1,987,953
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	760	692,156
Palisade Metropolitan District No.2, GO, Subordinate, 7.25%, 12/15/49	2,825	2,510,132

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Palisade Park West Metropolitan District, GO, Series A, 5.13%, 12/01/49	$1,500	$1,289,823
Pomponio Terrace Metropolitan District, GO, Series A, 5.00%, 12/01/49	1,450	1,309,807
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	1,240	1,117,064
Pronghorn Valley Metropolitan District, GO, Series A, 4.00%, 12/01/51	1,300	951,261
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	3,045	2,503,301
Reunion Metropolitan District, RB, Series A, 3.63%, 12/01/44	1,545	1,109,001
Sky Ranch Community Authority Board, RB, Series A, 5.75%, 12/01/52	1,500	1,372,374
Southlands Metropolitan District No.1, Refunding GO
Series A-1, 5.00%, 12/01/37	1,115	1,060,296
Series A-1, 5.00%, 12/01/47	3,990	3,489,383
Sterling Ranch Community Authority Board, RB, Series B, Subordinate, 7.13%, 12/15/50	741	686,204
Thompson Crossing Metropolitan District No.4, Refunding GO
5.00%, 12/01/39	1,400	1,311,173
5.00%, 12/01/49	1,480	1,274,734
Timberleaf Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,730	1,532,140
Waters’ Edge Metropolitan District No.2, GO, 5.00%, 12/01/51	2,595	2,084,520
Westcreek Metropolitan District No.2, GO, Series A, 5.38%, 12/01/48	800	715,077
Wild Plum Metropolitan District, GO, Series A, 5.00%, 12/01/24(c)	595	618,848

		83,693,928

Connecticut — 0.6%
Connecticut Housing Finance Authority, Refunding RB
Series B-1, (FHLMC, FNMA, GNMA), 3.00%, 11/15/49	1,700	1,639,082
Series C-2, AMT, 2.00%, 05/15/30	125	110,110
Series C-2, AMT, 2.05%, 11/15/30	500	436,887
Series C-2, AMT, 2.15%, 11/15/31	400	343,737
Connecticut State Health & Educational Facilities Authority, RB(b)
Series A, 5.00%, 01/01/45	825	730,987
Series A, 5.00%, 01/01/55	1,100	906,795
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	3,735	3,741,936
Mohegan Tribe of Indians of Connecticut, RB, Series A, AMT, 6.75%, 02/01/45(b)	966	966,352
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30(b)	2,045	2,117,399

		10,993,285

Security	Par (000)	Value

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB,
Series AH-01, Class B, 6.88%, 05/01/39(b)(e)	$3,647	$3,262,869
County of Kent Delaware, RB, Series A, 5.00%, 07/01/58	1,500	1,316,784

		4,579,653

District of Columbia — 1.8%
District of Columbia Tobacco Settlement Financing Corp., RB(d)
Series A, 0.00%, 06/15/46	40,740	8,889,672
Series B, 0.00%, 06/15/46	43,620	8,498,092
Series C, 0.00%, 06/15/55	88,900	7,923,621
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	385	395,363
District of Columbia, RB, Class A, AMT, 5.50%, 02/28/37	880	940,406
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Lien, (AGC), 0.00%, 10/01/30(d)	3,005	2,233,100
Series B, Subordinate, 4.00%, 10/01/49	2,170	1,903,975

		30,784,229

Florida — 11.3%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	1,720	1,733,036
Artisan Lakes East Community Development District, SAB
Series 2021-1, 3.13%, 05/01/41	475	350,872
Series 2021-1, 4.00%, 05/01/51	450	344,757
Series 2021-2, 3.13%, 05/01/41(b)	510	376,725
Series 2021-2, 4.00%, 05/01/52(b)	550	418,751
Babcock Ranch Community Independent Special District, SAB
Series 2022, 5.00%, 05/01/42	1,570	1,489,200
Series 2022, 5.00%, 05/01/53	1,175	1,063,259
Boggy Branch Community Development District, SAB, 4.00%, 05/01/51	1,365	1,045,763
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,180	1,132,239
Brevard County Health Facilities Authority, Refunding RB
4.00%, 11/15/45(b)	4,040	3,269,241
4.00%, 11/15/55(b)	5,960	4,480,507
Series A, 5.00%, 04/01/52	10,000	10,175,850
Buckhead Trails Community Development District, SAB
Series 2022, 5.63%, 05/01/42	740	741,341
Series 2022, 5.75%, 05/01/52	495	482,610
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	2,280	2,233,401
Capital Trust Agency, Inc., RB
4.50%, 01/01/35(b)	2,250	1,893,629
5.00%, 06/01/41(b)	220	212,832
5.00%, 07/01/49(b)	1,265	1,137,742
5.00%, 01/01/55(b)	6,820	5,007,987
5.00%, 06/01/56(b)	740	663,935
4.88%, 06/15/56(b)	6,670	5,291,551
Series A, 5.00%, 06/15/49(b)	500	400,329
Series A, 5.00%, 12/15/49	300	277,669

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB (continued)
Series A, 5.75%, 06/01/54(b)	$1,925	$1,744,293
Series A, 5.00%, 12/15/54	260	236,574
Series B, 0.00%, 01/01/35(d)	3,365	1,430,394
Series B, 0.00%, 01/01/60(d)	64,500	3,476,292
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(d)	166,025	8,087,078
Celebration Pointe Community Development District
No.1, SAB
4.75%, 05/01/24	165	165,139
5.00%, 05/01/34	1,180	1,160,425
Charles Cove Community Development District, SAB
3.25%, 05/01/25	275	269,127
3.75%, 05/01/30	360	335,439
4.25%, 05/01/40	975	836,987
4.38%, 05/01/50	1,505	1,199,393
Charlotte County Industrial Development Authority,
RB(b)
AMT, 5.00%, 10/01/34	530	506,456
AMT, 5.00%, 10/01/49	2,510	2,163,291
AMT, 4.00%, 10/01/51	3,150	2,321,478
City of Tallahassee Florida, RB, Series A, 5.00%,
12/01/55	2,600	2,588,885
Collier County Health Facilities Authority, RB,
Series A, 5.00%, 05/01/48	2,090	2,117,408
Collier County Industrial Development Authority,
Refunding RB, Series A, 8.13%, 05/15/44(b)(f)(g)	370	252,757
County of Lake Florida, RB(b)
5.00%, 01/15/39	550	520,895
5.00%, 01/15/49	825	736,327
5.00%, 01/15/54	830	723,836
County of Osceola Florida Transportation Revenue,
Refunding RB
Series A-1, 4.00%, 10/01/54	2,500	1,963,752
Series A-2, 0.00%, 10/01/50(d)	1,770	349,131
Series A-2, 0.00%, 10/01/51(d)	2,125	382,264
Series A-2, 0.00%, 10/01/52(d)	2,125	382,179
Series A-2, 0.00%, 10/01/53(d)	5,675	900,475
Series A-2, 0.00%, 10/01/54(d)	2,125	340,170
County of Palm Beach Florida, RB, 5.00%, 04/01/51(b)	540	502,533
Elevation Pointe Community Development District,
SAB
Series A-1, 4.40%, 05/01/42	700	614,823
Series A-1, 4.60%, 05/01/52	1,090	922,736
Series A-2, 4.40%, 05/01/32	2,200	2,046,455
Escambia County Health Facilities Authority,
Refunding RB, 4.00%, 08/15/45	6,530	5,683,203
Florida Development Finance Corp., RB
5.00%, 06/15/41(b)	1,245	1,143,655
5.00%, 06/15/51(b)	1,190	1,025,968
5.25%, 06/01/55(b)	2,830	2,427,820
Series A, 5.75%, 06/15/29(b)	695	695,049
Series A, 6.00%, 06/15/34(b)	835	835,630
Series A, 6.13%, 06/15/44(b)	3,185	3,068,464
Series A, 4.00%, 06/15/52	2,875	2,265,787
Series A, 5.00%, 06/15/52	1,500	1,421,800
Series A, 5.13%, 06/15/55(b)	10,455	8,583,534
Series B, 4.50%, 12/15/56(b)	5,945	4,506,649
Series C, 5.75%, 12/15/56(b)	2,030	1,709,396
AMT, 5.00%, 05/01/29(b)	3,300	3,069,482

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB (continued)
AMT, 3.00%, 06/01/32	$915	$752,033
Florida Development Finance Corp., Refunding
RB(b)
2.38%, 06/01/27	395	353,054
4.00%, 06/01/46	1,700	1,262,335
6.50%, 06/30/57	1,515	1,475,595
Class A, 4.00%, 06/01/36	2,110	1,803,227
Class A, 4.00%, 06/01/55	2,750	1,885,708
Gracewater Sarasota Community Development
District, SAB, 4.00%, 05/01/52	1,000	761,366
Grand Oaks Community Development District, SAB
4.25%, 05/01/40	915	842,783
4.50%, 05/01/52	1,015	890,273
Greater Orlando Aviation Authority, Refunding RB,
AMT, 5.00%, 11/15/36	2,000	2,001,220
Greeneway Improvement District, SAB, 5.13%, 05/01/43(b)	940	940,228
Hills of Michigannneola Community Development
District, SAB(b)
4.00%, 05/01/40	1,025	865,905
4.00%, 05/01/50	1,500	1,158,843
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/25	80	79,500
4.25%, 05/01/26	160	157,997
4.95%, 05/01/29(b)	580	581,884
2.70%, 05/01/31	205	178,838
4.88%, 05/01/35	265	255,657
3.75%, 05/01/39(b)	570	473,461
5.50%, 05/01/39(b)	530	536,865
3.75%, 05/01/40	525	429,631
3.00%, 05/01/41	155	112,256
4.88%, 05/01/45	545	496,557
5.13%, 05/01/46	905	844,470
5.65%, 05/01/48(b)	875	880,103
4.00%, 05/01/49(b)	355	276,092
3.90%, 05/01/50	525	399,284
4.00%, 05/01/52	685	521,536
Series 1A, 3.90%, 05/01/23	100	99,743
Series 1A, 4.25%, 05/01/28	535	523,337
Series 1A, 5.00%, 05/01/38	1,175	1,126,437
Series 1A, 5.10%, 05/01/48	2,545	2,335,175
Series 1B, 4.75%, 05/01/29	955	944,230
Series 1B, 5.30%, 05/01/39	1,090	1,075,045
Series 1B, 5.45%, 05/01/48	1,930	1,860,655
Laurel Road Community Development District, SAB
Series A-1, 2.60%, 05/01/26	230	221,493
Series A-1, 3.00%, 05/01/31	250	222,142
Series A-1, 3.25%, 05/01/41	1,010	760,651
Series A-1, 4.00%, 05/01/52	1,155	879,378
Series A-2, 3.13%, 05/01/31	1,695	1,455,705
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	4,710	3,215,522
Miami-Dade County Industrial Development
Authority, RB, 5.00%, 01/15/48	1,405	1,315,329
Midtown Miami Community Development District,
Refunding SAB
Series A, 5.00%, 05/01/29	1,745	1,745,024
Series A, 5.00%, 05/01/37	890	876,217
Mirada II Community Development District, SAB
3.13%, 05/01/31	500	442,266

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Mirada II Community Development District, SAB (continued)
4.00%, 05/01/51	$1,500	$1,136,475
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	845	702,038
Series A-1, 4.25%, 05/01/51	1,430	1,105,955
Series A-2, 4.20%, 05/01/35	1,220	1,048,844
Series A-3, 4.75%, 05/01/40	1,615	1,356,220
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/39	220	213,406
Sandridge Community Development District, SAB
Series A1, 3.88%, 05/01/41	615	500,126
Series A1, 4.00%, 05/01/51	600	454,590
Sawyers Landing Community Development District, SAB
4.13%, 05/01/41	530	446,352
4.25%, 05/01/53	3,520	2,761,799
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	2,420	2,006,122
Somerset Community Development District, Refunding SAB
4.00%, 05/01/32	515	500,852
4.20%, 05/01/37	665	589,649
South Broward Hospital District, RB, Series A, 3.00%, 05/01/51	5,145	3,835,222
Southern Groves Community Development District No.5, SAB
3.38%, 05/01/25	105	103,943
4.00%, 05/01/30	175	171,106
4.30%, 05/01/40	825	776,214
4.50%, 05/01/46	600	557,600
Tolomato Community Development District, Refunding SAB
Series 2015-2, 6.61%, 05/01/40	125	110,537
Series A-2, 4.25%, 05/01/37	910	834,925
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(f)(g)	135	1
Trout Creek Community Development District, SAB 5.38%, 05/01/38	670	666,371
5.50%, 05/01/49	1,695	1,647,330
V-Dana Community Development District, SAB(b) Series 1, Class AR, 3.00%, 05/01/25	230	225,009
Series 1, Class AR, 3.50%, 05/01/31	525	484,019
Series 1, Class AR, 4.00%, 05/01/40	750	636,362
Series 1, Class AR, 4.00%, 05/01/51	1,200	918,617
Viera East Community Development District, Refunding SAB, 5.00%, 05/01/26	640	640,531
Viera Stewardship District, SAB, Series 2021, 4.00%, 05/01/53	1,710	1,294,020
Village Community Development District No.14, SAB 5.38%, 05/01/42	3,365	3,378,692
5.50%, 05/01/53	2,510	2,481,496
West Villages Improvement District, SAB 4.25%, 05/01/29	400	385,927
4.75%, 05/01/39	885	818,872
5.00%, 05/01/50	1,415	1,274,004
Windward at Lakewood Ranch Community Development District, SAB 3.25%, 05/01/27	700	676,432

Security	Par (000)	Value

Florida (continued)
Windward at Lakewood Ranch Community Development District, SAB (continued)
3.63%, 05/01/32	$835	$759,195
4.00%, 05/01/42	730	606,480
4.25%, 05/01/52	880	701,235

		197,058,273

Georgia — 1.7%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	2,805	2,252,393
Dalton Whitfield County Joint Development Authority, 4.00%, 08/15/48	3,135	2,858,963
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	875	784,456
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(c)	555	586,514
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,020	1,055,364
Series A, 5.00%, 05/15/36	1,020	1,047,586
Series A, 5.00%, 05/15/37	1,120	1,141,382
Series A, 5.00%, 05/15/38	615	623,216
Series A, 5.00%, 05/15/49	2,055	2,019,259
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	4,150	3,365,426
Series A, 5.00%, 01/01/49	10,235	10,035,991
Series A, 5.00%, 07/01/52	2,765	2,727,827
Series A, 5.00%, 01/01/59	525	504,235

		29,002,612

Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB
3.50%, 09/01/33	375	313,181
5.00%, 09/01/37	1,000	964,554
3.00%, 03/01/51	2,835	1,921,810
Idaho Housing & Finance Association, RB 5.00%, 12/01/46(b)	1,000	945,165
5.00%, 08/15/47	3,215	3,450,364
Series A, 6.00%, 07/01/39(b)	370	383,198
Series A, 6.00%, 07/01/49(b)	595	606,335
Series A, 6.00%, 07/01/54(b)	570	578,061
Series A, 6.95%, 06/15/55(b)	1,540	1,623,422
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	265	265,306

		11,051,396

Illinois — 4.9%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/40	3,015	2,982,019
Series A, 5.00%, 12/01/47	4,095	3,880,119
Series D, 5.00%, 12/01/46	1,010	960,564
Series H, 5.00%, 12/01/46	725	687,531
Chicago Board of Education, Refunding GO
Series A, 0.00%, 12/01/25(d)	590	526,143
Series A, 5.00%, 12/01/30	2,210	2,277,491
Series B, 4.00%, 12/01/35	1,155	1,069,648
Series B, 4.00%, 12/01/41	4,905	4,207,735
Series C, 5.00%, 12/01/30	1,370	1,400,215
Series D, 5.00%, 12/01/31	1,500	1,533,368
Series G, 5.00%, 12/01/44	3,700	3,552,462

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	$5,550	$5,602,597
City of Chicago Illinois, Refunding GO, Series B,
4.00%, 01/01/37	6,469	5,824,396
Illinois Finance Authority, Refunding RB
6.00%, 02/01/34	335	338,187
4.00%, 09/01/35	1,000	928,856
4.00%, 09/01/37	1,000	899,251
4.00%, 09/01/39	2,000	1,764,000
4.00%, 09/01/41	1,250	1,082,205
6.13%, 02/01/45	790	795,731
5.00%, 05/15/56	815	660,776
Series A, 3.00%, 08/15/48	6,350	4,464,875
Series C, 5.00%, 02/15/41	3,000	3,092,700
Illinois State Toll Highway Authority, RB, Series A,
5.00%, 01/01/46	5,715	6,038,880
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	3,925	3,949,029
Series A, 5.00%, 06/15/57	4,555	4,394,395
Metropolitan Pier & Exposition Authority, Refunding
RB, 4.00%, 06/15/50	9,695	7,927,951
State of Illinois, GO
5.50%, 05/01/30	1,235	1,312,383
5.00%, 02/01/39	510	510,130
5.50%, 05/01/39	2,460	2,561,362
Series A, 5.00%, 04/01/35	1,460	1,460,934
Series A, 4.00%, 03/01/38	2,250	1,994,980
Series A, 5.00%, 04/01/38	2,190	2,190,009
Series A, 4.00%, 03/01/39	2,100	1,842,403
Series A, 4.00%, 03/01/40	2,300	1,996,108

		84,709,433

Indiana — 0.6%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	525	536,186
AMT, 7.00%, 01/01/44	1,270	1,292,661
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	2,090	2,055,613
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(c)	370	371,995
Series A, AMT, 6.75%, 05/01/39	2,785	3,179,345
Indiana Housing & Community Development
Authority, RB, 5.38%, 10/01/40(b)	3,175	2,639,635

		10,075,435

Iowa — 0.3%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	2,360	1,967,726
Iowa Higher Education Loan Authority, Refunding
RB, 5.50%, 11/01/51	1,000	947,675
Iowa Tobacco Settlement Authority, Refunding RB,
Series B2, Subordinate, 0.00%, 06/01/65(d)	23,995	2,720,937

		5,636,338

Kansas — 0.3%
City of Manhattan Kansas, RB, Series A, 4.00%, 06/01/52	1,360	929,621

Security	Par (000)	Value

Kansas (continued)
City of Prairie Village Kansas, Refunding TA
2.88%, 04/01/30	$750	$659,868
3.13%, 04/01/36	1,000	806,185
City of Shawnee Kansas, RB(b)
5.00%, 08/01/41	770	742,796
5.00%, 08/01/56	1,900	1,692,531

		4,831,001

Kentucky — 0.8%
City of Hazard Kentucky, Refunding RB, 3.00%, 07/01/46	2,500	1,798,263
City of Henderson Kentucky, RB, Series SE,
Class A, AMT, 4.70%, 01/01/52(b)	685	604,687
Kentucky Economic Development Finance Authority,
Refunding RB, CAB, Series B, (NPFGC), 0.00%, 10/01/24(d)	250	236,512
Kentucky Public Energy Authority, RB, Series C, RB, 4.00%, 02/01/50(a)	9,000	8,901,531
Kentucky Public Transportation Infrastructure
Authority, RB, Series A, 6.00%, 07/01/23(c)	3,000	3,034,446

		14,575,439

Louisiana(b) — 0.8%
Juban Crossing Economic Development District,
Refunding RB, Series C, 7.00%, 09/15/44	2,985	2,514,475
Louisiana Local Government Environmental
Facilities & Community Development Authority,
RB, 5.00%, 07/01/54	1,990	1,755,960
Louisiana Public Facilities Authority, RB
Series A, 5.00%, 06/01/41	990	892,666
Series A, 5.00%, 04/01/49	500	429,789
Series A, 5.25%, 06/01/51	1,830	1,590,482
Series A, 5.25%, 06/01/60	3,385	2,858,396
Series A, 6.50%, 06/01/62	855	862,976
Parish of St James Louisiana, RB, 2nd Series,
6.35%, 07/01/40	3,160	3,372,554

		14,277,298

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	4,050	2,792,629

Maryland — 2.2%
City of Baltimore Maryland, RB
4.88%, 06/01/42	260	246,950
5.00%, 06/01/51	780	723,637
City of Baltimore Maryland, Refunding RB
5.00%, 09/01/46	1,500	1,284,554
Series A, 4.00%, 09/01/27	325	318,541
County of Frederick Maryland, Refunding TA, 4.63%,
07/01/43(b)	4,890	4,578,224
Maryland Economic Development Corp., RB
5.00%, 07/01/56	985	962,029
Class B, AMT, 5.25%, 06/30/55	4,760	4,861,807
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	605	474,566
Maryland Health & Higher Educational Facilities
Authority, RB
Series A, 7.00%, 03/01/55(b)	8,165	8,493,690

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, RB (continued)
Series B, 4.00%, 04/15/50	$15,000	$13,506,045
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	2,750	1,795,406
Montgomery County Housing Opportunities Commission, RB, M/F Housing, Series C, (FHA 542(C)), 2.85%, 01/01/51	1,855	1,306,495

		38,551,944

Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB 4.00%, 06/01/56	1,570	1,258,583
Series D, 4.00%, 07/01/45	715	604,043
Massachusetts Development Finance Agency, Refunding RB
4.00%, 10/01/32(b)	355	358,563
4.13%, 10/01/42(b)	855	838,450
4.00%, 07/01/50	1,050	778,151
Series B, 4.00%, 06/01/50	2,120	1,775,848
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	11,915	12,192,274

		17,805,912

Michigan — 0.4%
Advanced Technology Academy, Refunding RB
3.50%, 11/01/24	125	122,376
5.00%, 11/01/34	400	394,684
5.00%, 11/01/44	160	148,717
City of Detroit Michigan, GO
5.00%, 04/01/34	485	489,015
5.00%, 04/01/35	485	488,077
5.00%, 04/01/36	340	341,488
5.00%, 04/01/37	545	545,584
5.00%, 04/01/38	240	240,142
Grand Traverse County Hospital Finance Authority, Refunding RB, 3.00%, 07/01/51	2,000	1,382,096
Michigan Strategic Fund, RB 5.00%, 11/15/42	280	261,218
AMT, 5.00%, 12/31/43	2,030	2,019,190
AMT, 4.00%, 10/01/61(a)	1,355	1,322,188

		7,754,775

Minnesota — 0.7%
City of Cologne Minnesota, RB, Series A, 5.00%, 07/01/45	2,065	1,866,355
City of Deephaven Minnesota, Refunding RB,
Series A, 5.25%, 07/01/40	500	495,881
City of Minneapolis Minnesota, RB
Series A, 5.00%, 07/01/55	1,405	1,155,389
Series A, 5.75%, 07/01/55	3,435	3,313,202
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,925	1,653,296
Series A, 5.25%, 02/15/53	1,060	1,067,251
Series A, 5.25%, 02/15/58	2,790	2,803,046

		12,354,420

Security	Par (000)	Value

Mississippi — 0.3%
Mississippi Home Corp., Refunding RB, Series B,
(FHLMC, FNMA, GNMA), 2.10%, 12/01/41	$8,025	$6,056,516

Missouri — 0.9%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	1,020	783,881
Series A, 4.75%, 11/15/47	1,135	855,597
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	5,550	5,564,324
Kansas City Industrial Development Authority, RB, Series C, 7.50%, 11/15/46	425	341,427
Kansas City Industrial Development Authority, Refunding RB
Class B, 5.00%, 11/15/46	772	628,880
Class D, 2.00%, 11/15/46	345	15,341
Kansas City Land Clearance Redevelopment Authority, TA(b)
Series B, 4.38%, 02/01/31	3,105	2,691,507
Series B, 5.00%, 02/01/40	1,240	1,012,955
Plaza at Noah’s Ark Community Improvement District, Refunding RB
3.00%, 05/01/25	350	337,686
3.00%, 05/01/26	275	260,813
3.00%, 05/01/30	225	202,185
3.13%, 05/01/35	750	616,603
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,129,752

		15,440,951

Nevada — 0.2%
City of Las Vegas Nevada Special Improvement District No.815, SAB, 5.00%, 12/01/49	810	796,483
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	1,490	1,499,286
5.00%, 07/01/45	1,460	1,437,374

		3,733,143

New Hampshire — 0.7%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	1,435	1,232,965
Series A, 4.25%, 08/15/46	1,610	1,325,956
Series A, 4.50%, 08/15/55	3,350	2,743,784
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	4,650	4,310,238
Series C, AMT, 4.88%, 11/01/42	2,515	2,317,150

		11,930,093

New Jersey — 3.0%
Casino Reinvestment Development Authority, Inc., Refunding RB, Class D, 5.25%, 11/01/44	5,750	5,802,986
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(h)	620	628,968
New Jersey Economic Development Authority, RB
4.00%, 11/01/39	1,165	1,108,543
6.00%, 10/01/43	970	985,073
Class A, 5.25%, 11/01/47	7,835	8,129,047
Series A, 5.00%, 07/01/32	235	232,891

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
Series A, 5.00%, 07/01/37	$375	$364,861
Series A, 5.25%, 11/01/54(b)	3,955	3,361,133
Series B, 5.00%, 06/15/43	3,755	3,840,036
Series EEE, 5.00%, 06/15/43	5,550	5,675,685
AMT, 5.38%, 01/01/43	1,360	1,366,041
Series B, AMT, 6.50%, 04/01/31	2,405	2,451,732
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	10,160	7,253,092
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, 3.25%, 12/01/51	1,700	1,190,209
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/41	1,265	1,289,780
Series AA, 4.00%, 06/15/50	5,000	4,268,565
Series S, 5.25%, 06/15/43	4,095	4,251,806

		52,200,448

New Mexico — 0.4%
New Mexico Mortgage Finance Authority, RB, S/F Housing, Class C, (FHLMC, FNMA, GNMA), 3.00%, 01/01/52	7,465	7,179,830

New York — 6.9%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/41	3,750	2,835,904
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	2,255	2,093,591
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	1,215	1,264,144
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	1,975	1,929,154
City of New York, GO, Series A-1, 4.00%, 09/01/46	3,825	3,606,791
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	585	447,761
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	4,115	3,880,190
Series C-1, 5.00%, 11/15/50	1,340	1,304,984
New York City Industrial Development Agency, Refunding RB
Series A, (AGM), 3.00%, 01/01/36	300	262,762
Series A, (AGM), 3.00%, 01/01/40	1,130	915,793
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/51	4,495	4,770,224
New York Liberty Development Corp., Refunding RB
Class 2, 5.15%, 11/15/34(b)	450	446,913
Class 2, 5.38%, 11/15/40(b)	1,070	1,047,593
Series 1, 2.75%, 02/15/44	14,320	10,202,900
Series 1, 5.00%, 11/15/44(b)	4,775	4,332,429
New York Power Authority, Refunding RB, Series A,
4.00%, 11/15/55	3,425	3,105,906
New York State Dormitory Authority, Refunding RB
Series D, 4.00%, 02/15/47	17,085	15,824,178
Series E, 5.00%, 12/01/35(b)	785	780,053
New York State Housing Finance Agency, RB, M/F Housing
Series J-1, (SONYMA HUD SECT 8), 2.45%,
11/01/41	2,950	2,102,017

Security	Par (000)	Value

New York (continued)
New York State Housing Finance Agency, RB, M/F Housing (continued)
Series J-1, (SONYMA HUD SECT 8), 2.65%, 11/01/46	$3,935	$2,648,031
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	10,000	10,244,300
AMT, 4.00%, 01/01/36	5,000	4,552,150
Series A, AMT, 5.00%, 07/01/46	3,000	2,903,253
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	3,845	3,827,425
AMT, 4.00%, 04/30/53	3,365	2,768,362
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	3,665	3,574,427
New York Transportation Development Corp., Refunding RB, 4.00%, 12/01/40	3,000	2,753,787
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(b)	530	496,844
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/61	15,000	12,548,055
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	4,040	2,891,537
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54	670	613,419
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,259	1,265,435
Westchester County Local Development Corp., Refunding RB
5.00%, 07/01/41(b)	240	201,742
5.00%, 07/01/46(b)	290	232,624
5.00%, 07/01/56(b)	5,000	3,803,480
Series A, 5.13%, 07/01/55	1,100	894,182
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	740	718,394
Sub-Series C, 5.13%, 06/01/51	2,000	1,986,700

		120,077,434

North Carolina — 0.1%
North Carolina Turnpike Authority, RB, Senior Lien, 4.00%, 01/01/55	3,000	2,434,896

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,785	1,796,454
University of North Dakota, COP, Series A, (AGM), 2.50%, 06/01/54	6,200	3,551,695

		5,348,149

Ohio — 2.4%
American Municipal Power, Inc., Refunding RB, 4.00%, 02/15/37	2,750	2,700,181
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	12,320	10,649,408
Cleveland-Cuyahoga County Port Authority, Refunding TA(b)
4.50%, 12/01/55	1,190	926,405
Class A, 4.00%, 12/01/55	925	734,159
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	1,435	1,320,138

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	$620	$599,012
5.25%, 05/01/40	615	568,879
5.50%, 05/01/50	2,895	2,580,143
Franklin County Convention Facilities Authority, RB
5.00%, 12/01/44	1,800	1,761,161
5.00%, 12/01/51	4,000	3,823,268
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	1,815	1,606,166
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	4,125	2,836,606
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	4,700	4,144,474
Ohio Higher Educational Facility Commission, Refunding RB, 4.00%, 10/01/47	3,500	2,914,237
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	1,100	873,124
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	5,980	4,240,316

		42,277,677

Oklahoma — 1.7%
Norman Regional Hospital Authority, RB, 4.00%, 09/01/45	3,565	3,093,671
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	14,390	14,955,628
Series A-2, 7.25%, 09/01/51(b)	1,920	1,995,470
Series B, 5.00%, 08/15/38	4,585	4,139,897
Series B, 5.25%, 08/15/48	850	743,529
Series B, 5.50%, 08/15/52	3,280	2,944,390
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	1,165	921,704
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	1,050	1,050,158

		29,844,447

Oregon — 0.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	4,845	4,339,042
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/49	915	812,034
Series A, 5.25%, 06/15/55	505	451,801

		5,602,877

Pennsylvania — 1.5%
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	275	210,431
4.00%, 07/01/51	200	144,935
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/24(c)	2,750	2,836,114
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	880	753,962
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 12/01/46	1,470	1,412,554
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	980	985,289
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	895	895,333
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 02/15/40	3,520	3,314,957

Security	Par (000)		Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB (continued)
Series A, 4.00%, 02/15/52	$2,250		$1,886,879
AMT, 5.50%, 11/01/44	5,390		5,324,797
AMT, 5.75%, 06/30/48	2,890		3,039,982
AMT, 5.25%, 06/30/53	4,830		4,746,518

			25,551,751

Puerto Rico — 11.7%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	135,505		9,054,444
Children’s Trust Fund, Refunding RB, Series B, 0.00%, 05/15/55(d)	2,000		200,006
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(a)	14,814		6,484,136
0.00%, 11/01/51(a)	34,481		11,378,898
Series A1, Restructured, 5.38%, 07/01/25	—	(i)	3
Series A1, Restructured, 5.63%, 07/01/29	11,002		11,269,225
Series A1, Restructured, 5.75%, 07/01/31	5,352		5,514,629
Series A1, Restructured, 4.00%, 07/01/33	1,849		1,603,858
Series A1, Restructured, 4.00%, 07/01/35	1,662		1,397,426
Series A1, Restructured, 4.00%, 07/01/37	1,426		1,165,341
Series A1, Restructured, 4.00%, 07/01/41	1,939		1,518,370
Series A1, Restructured, 4.00%, 07/01/46	2,017		1,512,044
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(d)	2,379		1,285,007
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)	763		246,784
PRIFA Custodial Trust, RB, Series 2005, 0.00%, 03/15/49	3,300		1,047,750
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, AMT, 4.00%, 07/01/42(b)	1,075		863,450
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, 5.00%, 07/01/33(b)	3,530		3,410,746
Series B, 5.00%, 07/01/28(b)	4,465		4,436,049
Series B, 5.00%, 07/01/29(b)	3,265		3,224,909
Series B, 0.00%, 07/01/32(d)	9,050		5,367,121
Series B, 4.00%, 07/01/42(b)	5,000		4,011,565
Series B, 4.00%, 07/01/47(b)	2,905		2,240,205
Series A, Senior Lien, 5.00%, 07/01/35(b)	3,455		3,293,043
Series A, Senior Lien, 5.00%, 07/01/47(b)	4,625		4,162,865
Puerto Rico Electric Power Authority, RB
0.00%, 01/01/23(a)(f)(g)	4,430		3,959,253
3rd Series, 1.00%, 01/01/23(a)(f)(g)	208		158,873
Series A, 7.25%, 07/01/30	250		191,250
Series A, 7.00%, 07/01/40	1,000		765,000
Series A, 5.05%, 07/01/42(f)(g)	1,080		798,442
Series A-1, 10.00%, 07/01/19	230		176,112
Series A-2, 10.00%, 07/01/19(f)(g)	1,161		888,492
Series A-3, 10.00%, 07/01/19(f)(g)	748		571,966
Series B-3, 10.00%, 07/01/19(f)(g)	748		571,966
Series C-1, 5.40%, 01/01/18(f)(g)	2,054		1,571,445
Series C-2, 5.40%, 07/01/18(f)(g)	2,054		1,571,699
Series C-4, 5.40%, 07/01/20(f)(g)	208		158,873
Series CCC, 5.00%, 07/01/22	715		528,598
Series CCC, 5.00%, 07/01/25	620		458,365
Series CCC, 5.25%, 07/01/26(f)(g)	590		436,186
Series CCC, 5.25%, 07/01/28(f)(g)	1,945		1,437,935
Series D-1, 7.50%, 01/01/20(f)(g)	2,332		1,784,156
Series TT, 5.00%, 07/01/19(f)(g)	900		665,368

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series WW, 5.50%, 07/01/17(f)(g)	$475	$351,166
Series WW, 5.50%, 07/01/19(f)(g)	750	554,474
Series WW, 5.38%, 07/01/22(f)(g)	4,500	3,326,841
Series WW, 5.38%, 07/01/24(f)(g)	815	602,528
Series WW, 5.25%, 07/01/25	1,940	1,434,238
Series WW, 5.25%, 07/01/33(f)(g)	315	232,879
Series XX, 5.25%, 07/01/35(f)(g)	705	521,205
Series XX, 5.75%, 07/01/36(f)(g)	2,870	2,121,785
Series A, AMT, 6.75%, 07/01/36(f)(g)	5,830	4,459,950
Series A, RB, 7.00%, 07/01/33(f)(g)	8,735	6,682,275
Series A, RB, 5.00%, 07/01/42(f)(g)	2,315	1,711,475
Series A, RB, 7.00%, 07/01/43(f)(g)	775	592,875
Series TT, RB, 5.00%, 07/01/25(f)(g)	3,270	2,417,504
Series TT, RB, 5.00%, 07/01/26(f)(g)	455	336,381
Series WW, RB, 5.50%, 07/01/38(f)(g)	415	306,809
Series XX, RB, 5.25%, 07/01/27(f)(g)	230	170,038
Series XX, RB, 5.25%, 07/01/40(f)(g)	8,385	6,199,014
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(f)(g)	765	565,563
Series AAA, 5.25%, 07/01/25	3,560	2,631,901
Series AAA, 5.25%, 07/01/28(f)(g)	3,655	2,702,134
Series UU, 0.00%, 07/01/17(a)(f)(g)	2,660	1,995,000
Series UU, 1.58%, 07/01/18(a)(f)(g)	125	93,750
Series UU, 1.32%, 07/01/20(a)(f)(g)	1,135	851,250
Series UU, 3.89%, 07/01/31(a)(f)(g)	1,345	1,008,750
Series ZZ, 5.00%, 07/01/17(f)(g)	330	243,968
Series ZZ, 5.25%, 07/01/19(f)(g)	1,050	776,263
Series ZZ, 5.25%, 07/01/23(f)(g)	370	273,540
Series ZZ, 5.25%, 07/01/24(f)(g)	5,050	3,733,455
Series ZZ, 5.25%, 07/01/25	265	195,914
Series ZZ, 5.00%, 07/01/28(f)(g)	345	255,058
Series AAA, Refunding RB, 5.25%, 07/01/29(f)(g)	190	140,467
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40	7,453	6,617,228
Series A-1, Restructured, 4.50%, 07/01/34	2,255	2,120,167
Series A-1, Restructured, 4.75%, 07/01/53	12,864	11,395,176
Series A-1, Restructured, 5.00%, 07/01/58	9,552	8,641,064
Series A-2, Restructured, 4.54%, 07/01/53	1,564	1,318,885
Series A-2, Restructured, 4.78%, 07/01/58	7,333	6,391,362
Series A-2, Restructured, 4.33%, 07/01/40	15,338	13,618,012
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/29	2,914	2,089,073
Series A-1, Restructured, 0.00%, 07/01/33	2,574	1,459,545
Series A-1, Restructured, 0.00%, 07/01/46	7,072	1,742,534
Series B-1, Restructured, 0.00%, 07/01/46	2,066	513,376

		204,776,725

Rhode Island — 0.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	5,650	5,604,625

South Carolina — 0.7%
City of Hardeeville South Carolina, SAB(b)
3.00%, 05/01/27	500	477,104
3.50%, 05/01/32	850	727,259
3.88%, 05/01/41	1,400	1,101,772

Security	Par (000)	Value

South Carolina (continued)
City of Hardeeville South Carolina, SAB(b) (continued)
4.00%, 05/01/52	$1,350	$960,610
County of Dorchester South Carolina, SAB, 6.00%, 10/01/51(b)	2,240	2,241,564
South Carolina Jobs-Economic Development Authority, RB
7.50%, 08/15/62(b)	1,935	1,847,844
Series A, 5.00%, 11/15/42	585	546,515
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 11/15/27	480	457,613
5.25%, 11/15/52	800	741,878
Series A, 5.00%, 05/01/48	3,315	3,330,156

		12,432,315

South Dakota — 0.8%
South Dakota Housing Development Authority, Refunding RB
Series A, Class A, (FHLMC, FNMA, GNMA), 3.00%, 11/01/51	6,005	5,816,161
Series B, 3.00%, 11/01/52	7,710	7,411,985

		13,228,146

Tennessee — 1.4%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44 ..	410	349,751
Franklin Health & Educational Facilities Board, Refunding RB, Series A, 7.50%, 06/01/47(b)(f)(g)	4,060	1,219,795
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36	560	567,274
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	1,635	1,202,345
Series A, 5.25%, 10/01/58	7,565	7,108,596
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, 4.00%, 06/01/51(b)	2,350	1,874,095
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(d)	4,000	1,278,444
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.25%, 07/01/33	1,150	1,272,559
Series B, AMT, 5.25%, 07/01/34	1,250	1,374,671
Nashville Metropolitan Development & Housing Agency, TA, 5.13%, 06/01/36(b)	500	495,165
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	7,435	7,835,077

		24,577,772

Texas — 6.0%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	2,340	1,621,606
Arlington Higher Education Finance Corp., RB
5.00%, 06/15/51	2,045	1,647,734
(PSF), 5.00%, 08/15/52	3,440	3,609,004
5.63%, 08/15/54(b)	6,260	5,829,531
7.50%, 04/01/62(b)	1,970	2,033,749
7.88%, 11/01/62(b)	1,670	1,709,003
Series A, 5.88%, 03/01/24	230	231,328

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Arlington Higher Education Finance Corp., Refunding RB, 5.00%, 08/15/51	$1,000	$848,308
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	1,610	1,523,646
Central Texas Regional Mobility Authority, Refunding RB(d)
0.00%, 01/01/28	3,000	2,473,569
0.00%, 01/01/29	500	396,279
0.00%, 01/01/30	1,330	1,014,951
0.00%, 01/01/31	4,000	2,932,624
City of Crandall Texas, SAB(b)
3.38%, 09/15/26	100	97,712
4.00%, 09/15/31	200	193,309
4.75%, 09/15/31	100	96,177
4.25%, 09/15/41	770	708,852
5.00%, 09/15/41	500	462,564
City of Houston Texas Airport System Revenue, ARB, AMT, 5.00%, 07/15/28	2,725	2,767,426
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	1,110	1,110,058
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	615	625,262
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	3,925	3,980,397
City of Marble Falls Taxas, SAB(b)
4.63%, 09/01/31	100	89,258
4.88%, 09/01/41	295	229,997
5.13%, 09/01/51	500	368,311
City of San Marcos Texas, SAB(b)
3.75%, 09/01/27	228	220,794
4.00%, 09/01/32	237	219,836
4.25%, 09/01/42	750	635,782
4.50%, 09/01/51	520	424,937
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	3,380	3,237,492
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 01/01/38	510	475,098
Series A, 5.00%, 01/01/43	520	464,127
Series A, 5.13%, 01/01/48	1,535	1,333,889
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(d)	350	119,612
Hemphill County Hospital District, GO
4.63%, 02/01/39	1,500	1,366,201
4.75%, 02/01/45	2,500	2,201,307
Hidalgo County Regional Mobility Authority, RB
Series A, Senior Lien, 4.00%, 12/01/39	745	726,608
Series A, Senior Lien, 4.00%, 12/01/41	1,490	1,423,373
Hidalgo County Regional Mobility Authority, Refunding RB
Series B, Junior Lien, 4.00%, 12/01/38	585	546,625
Series B, Junior Lien, 4.00%, 12/01/39	1,000	926,460
Series B, Junior Lien, 4.00%, 12/01/40	1,040	953,332
Series B, Junior Lien, 4.00%, 12/01/41	1,000	905,099
Houston Higher Education Finance Corp., RB, 4.00%, 10/01/51	1,400	1,097,659
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,385	1,349,255

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 07/01/57	$3,000	$2,545,137
New Hope Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.88%, 04/01/23(c)	890	895,806
Series A, 6.00%, 04/01/23(c)	1,355	1,364,240
Series A, 6.75%, 10/01/52	5,000	4,713,235
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	5,580	4,975,524
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	375	384,499
Series A, 5.75%, 08/15/45	735	747,117
Port Beaumont Navigation District, RB(b)
AMT, 2.75%, 01/01/36	665	488,465
AMT, 2.88%, 01/01/41	3,000	1,997,793
AMT, 3.00%, 01/01/50	21,760	12,907,967
Port Beaumont Navigation District, Refunding RB, Series A, AMT, 3.63%, 01/01/35(b)	2,775	2,290,441
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	645	568,595
Series A, 5.00%, 10/01/51	885	723,499
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	8,560	8,720,894
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/46	2,580	677,714
0.00%, 08/01/47	3,850	945,048
0.00%, 08/01/48	4,070	928,745
0.00%, 08/01/49	3,825	809,561
0.00%, 08/01/50	5,485	1,080,101
0.00%, 08/01/51	3,230	592,621
0.00%, 08/01/52	3,230	552,634
0.00%, 08/01/53	290	46,396

		104,184,173

Utah — 0.1%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/52(b)	1,320	1,125,515

Vermont — 0.5%
East Central Vermont Telecommunications District, RB(b)
Series A, 4.75%, 12/01/40	2,850	2,502,206
Series A, 4.50%, 12/01/44	3,695	3,012,955
Series A, 4.50%, 12/01/50	3,000	2,325,099
Vermont Student Assistance Corp., RB, Class A, AMT, 2.38%, 06/15/39	2,170	1,650,300

		9,490,560

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 4.00%, 07/01/55	9,770	9,073,477
Series A, Senior Lien, 4.00%, 07/01/60	4,325	3,957,362
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/40(b)	1,790	1,507,606
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/50	1,250	1,089,460
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	490	483,761
5.00%, 03/01/45	505	473,529

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Norfolk Redevelopment & Housing Authority, RB, Series A, 5.00%, 01/01/49	$1,250	$1,026,781
Salem Economic Development Authority, Refunding RB, 4.00%, 04/01/45	830	740,926
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	2,885	2,193,079

		20,545,981

Washington — 1.2%
Washington Economic Development Finance Authority, RB, Series A, AMT, 5.63%, 12/01/40(b)	3,470	3,487,617
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	885	761,180
Washington State Convention Center Public Facilities District, RB, Series B, 3.00%, 07/01/58	5,365	3,096,179
Washington State Housing Finance Commission, RB, Series A, 5.00%, 07/01/56(b)	1,400	1,218,661
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	9,381	8,257,372
Washington State Housing Finance Commission, Refunding RB(b) 5.75%, 01/01/35	355	337,271
6.00%, 01/01/45	940	875,967
5.00%, 01/01/48	2,410	2,276,679

		20,310,926

Wisconsin — 3.9%
Public Finance Authority, ARB AMT, 4.00%, 07/01/41	530	405,730
AMT, 4.25%, 07/01/54	3,690	2,612,579
Public Finance Authority, RB 5.00%, 06/15/39	310	312,969
5.00%, 06/15/41(b)	925	845,545
5.00%, 01/01/42(b)	1,555	1,437,114
5.00%, 12/01/45(b)	280	251,167
5.00%, 06/15/49	955	918,478
5.63%, 06/15/49(b)	5,975	5,130,207
5.00%, 04/01/50(b)	315	282,951
5.00%, 06/15/53	645	610,580
5.00%, 06/15/55(b)	2,405	2,006,326
5.00%, 01/01/56(b)	3,790	3,207,341
Series A, 4.25%, 06/15/31(b)	170	154,878
Series A, 6.25%, 10/01/31(b)	910	766,033
Series A, 5.00%, 06/01/40(b)	750	687,800
Series A, 5.00%, 06/15/41(b)	510	445,886
Series A, 5.38%, 06/01/44(b)	1,215	1,032,516
Series A, 6.85%, 11/01/46(b)(f)(g)	1,325	993,750
Series A, 7.00%, 11/01/46(b)(f)(g)	805	603,750
Series A, 5.38%, 07/15/47(b)	1,595	1,507,661
Series A, 7.00%, 10/01/47(b)	910	726,154
Series A, 5.00%, 06/01/49(b)	1,340	1,147,777
Series A, 5.63%, 06/15/49(b)	8,025	7,688,728
Series A, 5.00%, 06/15/51(b)	1,060	857,261
Series A, 5.25%, 12/01/51(b)	5,280	3,923,235
Series A, 5.50%, 06/01/54(b)	1,500	1,217,046
Series A, 5.00%, 06/15/55(b)	11,540	8,864,301
Series A, 4.75%, 06/15/56(b)	2,415	1,738,380
Series A-1, 4.50%, 01/01/35(b)	895	771,937
Series A-1, 5.50%, 12/01/48(b)(f)(g)	38	8,436

Security	Par (000)	Value

Wisconsin (continued)

Public Finance Authority, RB (continued)
Series B, 0.00%, 01/01/35(b)(d)	$1,135	$483,113
Series B, 0.00%, 01/01/60(b)(d)	31,635	1,704,620
AMT, 4.00%, 09/30/51	4,000	3,125,780
AMT, 4.00%, 03/31/56	3,370	2,570,835
Public Finance Authority, Refunding RB(b)
4.00%, 04/01/32	595	566,165
4.00%, 04/01/42	650	528,372
5.00%, 03/01/52	1,300	1,096,621
4.00%, 04/01/52	815	601,913
5.25%, 05/15/52	1,135	969,930
Series A, 5.00%, 10/01/34	280	275,027
Series A, 5.00%, 10/01/39	680	639,240
Wisconsin Health & Educational Facilities Authority, Refunding RB 5.00%, 11/01/46	130	103,921
4.00%, 01/01/47	3,900	2,909,611
4.00%, 01/01/57	1,050	732,126
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	740	740,627

		68,204,417

Total Municipal Bonds — 92.7%
(Cost: $1,810,467,703)		1,618,213,339

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

Georgia — 1.1%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	18,800	19,411,050

Illinois — 0.7%
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41(c)	12	6,287,701
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,011	5,151,305

		11,439,006

Massachusetts — 0.2%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, Series A, 4.00%, 06/01/45	3,463	3,312,539

Nebraska — 0.5%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	9,313	9,654,361

New York — 3.3%
New York City Housing Development Corp., Refunding RB, Series C-1, 4.15%, 11/01/39	3,107	12,336,392
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	32,925	30,495,228
New York State Urban Development Corp., Refunding RB, Series A, 4.00%, 03/15/46	13,000	11,990,472
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,925	3,009,681

		57,831,773

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 1.1%
North Carolina Medical Care Commission, RB, 4.00%, 11/01/49	$21,050	$19,421,267

Pennsylvania — 0.8%
Pennsylvania Economic Development Financing Authority, RB, Series A-1, 4.00%, 04/15/50	11,000	9,345,385
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	3,677	3,839,829

		13,185,214

Virginia — 0.4%
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	8,137	7,786,590

Washington — 0.5%
Snohomish County Public Utility District No.1, RB, Series 1, 5.00%, 12/01/45	8,664	8,929,735

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	1,778	1,622,389

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.7% (Cost: $159,616,208)		152,593,924

Total Long-Term Investments — 101.4% (Cost: $1,970,083,911)		1,770,807,263

	Shares

Short-Term Securities

Money Market Funds — 2.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.09%(k)(l)	47,996,554	47,991,754

Total Short-Term Securities — 2.7% (Cost: $47,991,649)		47,991,754

Total Investments — 104.1% (Cost: $2,018,075,560)		1,818,799,017

Other Assets Less Liabilities — 1.2%		20,010,066

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.3)%		(92,299,734)

Net Assets — 100.0%		$1,746,509,349

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par. (d) Zero-coupon bond.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Issuer filed for bankruptcy and/or is in default. (g) Non-income producing security.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations. (i) Rounds to less than 1,000.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class.	$77,796,619	$—	$(29,776,925	)(a)	$(14,354)	$(13,586)	$47,991,754	47,996,554	$561,253	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	742	03/22/23	$83,208	$824,100
U.S. Long Bond	1,187	03/22/23	148,004	3,028,789
5-Year U.S. Treasury Note	485	03/31/23	52,297	182,992

				$4,035,881

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,035,881	$—	$4,035,881

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$21,194,088	$—	$21,194,088

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(477,800)	$—	$(477,800)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$289,107,493

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,614,950,470	$3,262,869	$1,618,213,339
Municipal Bonds Transferred to Tender Option Bond Trusts	—	152,593,924	—	152,593,924

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock High Yield Municipal Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$47,991,754	$—	$—	$47,991,754

	$47,991,754	$1,767,544,394	$3,262,869	$1,818,799,017

Derivative Financial Instruments
Assets
Interest Rate Contracts	$4,035,881	$—	$—	$4,035,881

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $91,838,967 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama(a) — 2.0%
Black Belt Energy Gas District, RB Series C-1, 5.25%, 02/01/53	$62,425	$64,939,729
Series F, 5.50%, 11/01/53	11,170	11,722,490
Southeast Energy Authority A Cooperative District, RB
Series A, 4.00%, 11/01/51	102,970	101,278,820
Series B-1, 5.00%, 05/01/53	20,000	20,630,560

		198,571,599

Arizona — 1.8%
Arizona Industrial Development Authority, RB(b)
5.00%, 07/01/49	1,695	1,580,406
5.00%, 07/01/54	10,655	9,755,974
Series A, 5.00%, 07/01/39	1,300	1,207,615
Series A, 5.00%, 07/01/49	2,010	1,752,541
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.25%, 07/01/37	2,830	2,844,294
Series A, 5.50%, 07/01/52	2,450	2,434,754
City of Phoenix Civic Improvement Corp., RB 5.00%, 07/01/44	7,930	8,704,959
Series A, 4.00%, 07/01/45	1,000	953,777
Junior Lien, 5.00%, 07/01/44	42,815	46,128,967
Series A, Junior Lien, 4.00%, 07/01/40	1,000	1,001,818
Industrial Development Authority of the City of Phoenix, RB 6.88%, 07/01/23(c)	3,440	3,506,481
Series A, 6.75%, 07/01/44(b)	2,190	2,279,913
Maricopa County Industrial Development Authority, RB
Series 2019F, 4.00%, 01/01/45	9,400	8,878,037
Series A, 4.00%, 01/01/41	10,000	9,686,100
Series A, 4.00%, 01/01/44	30,445	29,098,661
Maricopa County Industrial Development Authority, Refunding RB, Series A, 5.00%, 01/01/38	31,100	32,202,837
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	280	283,727
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/41	11,595	11,687,888

		173,988,749

Arkansas(b) — 0.6%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	15,325	13,545,599
Series A, AMT, 4.75%, 09/01/49	50,925	47,518,525

		61,064,124

California — 14.3%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	160,000	157,919,040
California Community Housing Agency, RB, M/F Housing(b)
Series A-2, 4.00%, 02/01/50	6,860	5,152,258
Series A-2, 4.00%, 08/01/51	7,940	5,531,210
California Health Facilities Financing Authority, Refunding RB
4.00%, 05/15/51	10,000	9,344,790
Series A, 4.00%, 08/15/48	22,500	21,501,202
Series A, 4.00%, 08/15/50	35,000	33,310,025

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, Refunding RB (continued)
Series B, 5.00%, 10/01/44	$21,960	$22,252,332
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	—	—
Series 2021-2, Class A, (FHLMC COLL), 3.75%, 03/25/35	14,527	14,187,006
California Infrastructure & Economic Development Bank, RB, Series A-1, 5.00%, 01/01/56(b)	2,200	1,607,375
California Infrastructure & Economic Development Bank, RB, CAB, Class B, 0.00%, 01/01/61(b)(d)	48,025	2,384,393
California Public Finance Authority, RB
Series A, 5.00%, 07/15/46	2,855	3,074,395
Series A, 4.00%, 07/15/51	8,450	8,008,031
California State Public Works Board, RB
4.00%, 11/01/46	12,765	12,266,961
5.00%, 11/01/46	17,305	18,858,453
Series B, 4.00%, 05/01/40	10,000	10,140,790
Series B, 4.00%, 05/01/46	10,000	9,635,520
Series D, 4.00%, 05/01/45	4,950	4,817,934
California Statewide Communities Development Authority, SAB, Series C, 3.00%, 09/02/30	3,510	3,374,974
City & County of San Francisco California, GO, Series D-1, 4.00%, 06/15/43	2,065	2,083,523
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA), 2.55%, 07/01/39	25,000	20,257,625
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	27,620	29,352,685
City of Los Angeles Department of Airports, ARB AMT, 5.00%, 05/15/47	26,170	27,075,142
Series A, AMT, 4.00%, 05/15/38	14,370	13,750,337
Series A, AMT, 4.00%, 05/15/39	10,940	10,290,372
Series C, AMT, 5.00%, 05/15/45	17,175	17,776,108
City of Los Angeles Department of Airports, Refunding ARB
AMT, 4.00%, 05/15/42	2,000	1,827,496
AMT, 5.00%, 05/15/45	18,000	18,800,460
AMT, Subordinate, 5.00%, 05/15/44	10,035	10,388,372
CMFA Special Finance Agency VII, RB, Series A1, 3.00%, 08/01/56(b)	1,330	885,819
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	11,440	8,937,809
CMFA Special Finance Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/45(b)	1,365	1,087,949
County of Sacramento California Airport System Revenue, Refunding RB, Sub-Series B, 5.00%, 07/01/41	8,200	8,437,554
CSCDA Community Improvement Authority, RB, M/F Housing(b)
3.13%, 07/01/56	23,665	16,077,693
4.00%, 07/01/56	33,920	25,150,779
3.13%, 08/01/56	9,025	6,205,590
3.00%, 12/01/56	5,000	3,305,800
4.00%, 12/01/56	4,620	3,275,640
3.25%, 04/01/57	1,700	1,179,848
3.25%, 05/01/57	11,890	8,278,282
4.00%, 07/01/58	9,055	6,437,507
Series A, 5.00%, 01/01/54	8,950	8,091,239

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB,
M/F Housing(b) (continued)
Series B, 4.00%, 07/01/58	$10,330	$6,849,978
Mezzanine Lien, 4.00%, 06/01/57	9,220	6,654,636
Series B, Mezzanine Lien, 4.00%, 12/01/59	6,125	4,205,333
Senior Lien, 3.25%, 05/01/57	3,340	2,258,755
Senior Lien, 3.13%, 06/01/57	13,670	9,063,935
Series B, Sub Lien, 4.00%, 12/01/59	15,875	10,615,565
Elk Grove Unified School District, GO, 4.00%, 08/01/46	2,895	2,831,322
Los Angeles Community College District, Refunding GO, 4.00%, 08/01/38	10,000	10,134,020
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB
Series A, 5.00%, 07/01/43	19,635	21,825,795
Series A, 5.00%, 07/01/45	15,060	16,510,248
Los Angeles Department of Water & Power Water System Revenue, Refunding RB, Series A,
5.25%, 07/01/44	24,365	25,858,818
Los Angeles Department of Water & Power,
Refunding RB
Series B, 5.25%, 07/01/37	13,500	14,689,012
Series B, 5.25%, 07/01/38	15,000	16,237,950
Series B, 5.25%, 07/01/39	7,000	7,539,406
Series B, 5.00%, 07/01/46	19,755	21,357,624
Metropolitan Water District of Southern California,
Refunding RB, Series C, 5.00%, 07/01/40	7,215	8,049,783
Mount San Antonio Community College District,
Refunding GO, Series 2018-A, Election 2018,
4.00%, 08/01/49	110	106,162
Oxnard Union High School District, GO, Series C,
4.00%, 08/01/44	2,500	2,484,455
Regents of the University of California Medical
Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	21,000	22,420,104
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/51	25,000	25,289,500
Series B, AMT, Subordinate, 5.00%, 07/01/56	40,000	40,301,440
San Diego County Regional Airport Authority,
Refunding ARB, Series B, AMT, Subordinate, 5.00%, 07/01/49	12,840	13,005,122
San Diego County Regional Transportation
Commission, Refunding RB, Series A, 5.00%, 04/01/41	35,000	37,119,460
San Diego Public Facilities Financing Authority,
Refunding RB, Series A, Subordinate, 5.25%, 08/01/47	13,645	14,662,303
San Francisco City & County Airport Comm-San
Francisco International Airport, Refunding ARB
2nd Series, AMT, 5.00%, 05/01/48	34,750	35,589,143
Series A, AMT, 5.00%, 05/01/44	31,450	32,617,518
Series A, AMT, 5.00%, 05/01/49	24,200	24,845,898
Series B, Class B, AMT, 5.00%, 05/01/46	57,000	58,001,604
San Francisco City & County Public Utilities
Commission Wastewater Revenue, RB,
Series B, 1.00%, 10/01/26	100,000	94,416,100
South Orange County Public Financing Authority,
RB, 5.00%, 06/01/52	10,000	10,705,500
State of California, GO, 4.00%, 03/01/46	14,000	13,701,744

Security	Par (000)	Value

California (continued)
State of California, Refunding GO
4.00%, 11/01/37	$16,170	$16,582,966
4.00%, 03/01/38	5,000	5,069,390
5.25%, 10/01/39	20,100	21,594,334
4.00%, 03/01/46	15,000	14,685,705
University of California, RB, 5.00%, 01/30/23	100,000	105,412,600
University of California, Refunding RB
Series BE, 5.00%, 05/15/43	23,275	25,343,985
Series BH, 4.00%, 05/15/46	5,000	4,900,765

		1,395,858,296

Colorado — 3.4%
Brighton Crossing Metropolitan District No.6, GO
Series A, 5.00%, 12/01/35	525	499,451
Series A, 5.00%, 12/01/40	515	466,597
Broadway Station Metropolitan District No.2, GO,
Series A, 5.13%, 12/01/48	3,585	3,089,646
City & County of Denver Colorado Airport System
Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/37	25,015	25,965,420
Series A, AMT, 5.00%, 12/01/43	13,860	14,246,943
Series A, AMT, 5.25%, 12/01/43	51,045	53,146,370
Series A, AMT, 5.00%, 11/15/47	26,000	26,738,946
Series A, AMT, 5.00%, 12/01/48	4,120	4,196,241
Series A, AMT, 5.25%, 12/01/48	11,575	11,962,878
Series D, AMT, 5.75%, 11/15/45	3,290	3,584,504
City & County of Denver Colorado Dedicated
Excise Tax Revenue, Refunding RB
Series A, 4.00%, 08/01/43	2,500	2,444,568
Series A-1, 5.00%, 08/01/48	12,920	13,279,176
City & County of Denver Colorado, COP, Series A,
5.38%, 06/01/43	10,000	10,455,590
City & County of Denver Colorado, Refunding RB,
AMT, 5.00%, 10/01/32	36,115	36,069,856
City of Colorado Springs CO Utilities System
Revenue, RB
5.00%, 11/15/47	11,500	12,479,593
5.00%, 11/15/50	6,840	7,278,348
Series A-2, 5.00%, 11/15/42	2,250	2,384,165
Colorado Educational & Cultural Facilities Authority,
Refunding RB(b)
4.00%, 07/01/31	500	494,556
5.00%, 12/01/40	990	933,159
4.00%, 07/01/41	750	668,715
5.00%, 12/01/50	1,320	1,172,354
4.00%, 07/01/51	755	620,960
5.00%, 12/01/55	1,540	1,342,623
4.00%, 07/01/61	1,225	964,370
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	4,390	4,599,710
Colorado Health Facilities Authority, Refunding RB
4.00%, 11/15/38	14,855	14,321,007
4.00%, 11/15/43	14,650	13,883,175
5.00%, 05/15/47	26,070	27,730,607
Series A, 4.00%, 08/01/38	5,350	4,908,951
Cottonwood Highlands Metropolitan District No.1,
GO, Series A, 5.00%, 12/01/49	900	797,107
Mayfield Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,190	1,157,733

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Southlands Metropolitan District No.1, Refunding GO, Series A-1, 5.00%, 12/01/47	$3,000	$2,623,596
State of Colorado, COP, Series J, 5.25%, 03/15/42 .	20,000	21,137,160
STC Metropolitan District No.2, Refunding GO, Series A, 4.00%, 12/01/29	1,500	1,443,347

		327,087,422

Connecticut — 0.8%
Connecticut State Health & Educational Facilities
Authority, RB, 5.00%, 07/01/47	10,000	10,496,420
Connecticut State Health & Educational Facilities
Authority, Refunding RB
Series 2015-A, 0.38%, 07/01/35(a)	39,965	38,582,331
Series G-1, 5.00%, 07/01/39(b)	1,500	1,440,311
Series G-1, 5.00%, 07/01/44(b)	2,000	1,846,120
Series G-1, 5.00%, 07/01/50(b)	2,350	2,075,978
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	3,895	3,902,233
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/39	12,590	12,331,804
Series A, 4.00%, 05/01/40	3,265	3,183,672
Series D, 4.00%, 11/01/40	6,000	5,901,180

		79,760,049

Delaware — 0.2%
Delaware State Economic Development Authority,
Refunding RB, Series A, 1.25%, 10/01/45(a)	25,165	23,324,507

District of Columbia — 4.9%
District of Columbia Water & Sewer Authority, RB
5.00%, 10/01/49	5,850	6,153,030
Series A, 4.00%, 10/01/49	3,855	3,577,428
District of Columbia Water & Sewer Authority,
Refunding RB
Series B, Sub-Lien, 5.25%, 10/01/40	48,060	50,918,272
Series B, Sub-Lien, 5.25%, 10/01/44	63,075	66,385,239
District of Columbia, GO
Series A, 5.00%, 06/01/41	30,000	31,418,310
Series D, 5.00%, 06/01/42	34,680	36,690,885
District of Columbia, RB
5.00%, 05/01/45	10,000	10,748,390
Series A, 5.00%, 07/01/47	28,465	30,933,286
Series A, 5.50%, 07/01/47	15,250	17,367,081
Series C, 4.00%, 05/01/45	10,000	9,641,510
District of Columbia, Refunding GO
Series A, 4.00%, 10/15/39	5,000	5,031,815
Series D, 4.00%, 02/01/40	5,250	5,150,581
Series D, 4.00%, 02/01/46	20,000	19,054,160
District of Columbia, Refunding RB
4.00%, 05/01/40	3,000	2,990,112
5.00%, 07/01/42	10,005	11,032,223
4.00%, 03/01/44	11,000	10,667,569
Series A, 4.00%, 03/01/45	12,185	11,797,493
Series A, RB, 5.00%, 03/01/44	3,980	4,265,848
Metropolitan Washington Airports Authority Aviation
Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/36	10,000	10,465,490
Series A, AMT, 4.00%, 10/01/40	1,000	913,369
Series A, AMT, 4.00%, 10/01/41	4,325	4,004,189
Series A, AMT, 5.00%, 10/01/48	12,400	12,634,558

Security	Par (000)	Value

District of Columbia (continued)
Washington Metropolitan Area Transit Authority
Dedicated Revenue, RB
Series A, 4.00%, 07/15/35	$1,110	$1,150,331
Series A, 4.00%, 07/15/40	3,345	3,259,314
Series A, 5.00%, 07/15/41	8,150	8,929,645
Series A, 5.00%, 07/15/45	4,850	5,226,593
Series A, 4.00%, 07/15/46	23,235	21,886,255
Washington Metropolitan Area Transit Authority, RB
5.00%, 07/01/43	35,480	37,108,745
Series B, 5.00%, 07/01/42	40,000	41,912,280

		481,314,001

Florida — 3.4%
Brevard County Health Facilities Authority,
Refunding RB(b)
4.00%, 11/15/45	2,830	2,290,087
4.00%, 11/15/55	4,170	3,134,852
Capital Trust Agency, Inc., RB(b)
5.00%, 07/01/54	2,095	1,850,442
Series A, 5.00%, 06/15/49	4,365	3,494,872
Series A, 5.00%, 01/01/56	3,400	2,484,040
Capital Trust Agency, Inc., RB, CAB, Subordinate,
0.00%, 01/01/61(b)(d)	6,970	300,378
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	12,910	13,127,262
City of Tampa Florida, SAB
5.25%, 05/01/43	11,720	12,546,541
5.25%, 05/01/46	15,430	16,400,331
County of Miami-Dade Florida Aviation Revenue,
Refunding ARB, Series A, AMT, 5.00%, 10/01/44	8,000	8,066,520
County of Miami-Dade Florida Aviation Revenue,
Refunding RB, Series B, AMT, 5.00%, 10/01/40	100,000	101,602,000
County of Miami-Dade Seaport Department, ARB(c)
Series A, 6.00%, 10/01/23	6,325	6,468,002
Series B, AMT, 6.00%, 10/01/23	2,350	2,390,674
Series B, AMT, 6.25%, 10/01/23	5,000	5,112,070
County of Palm Beach Florida, RB, 5.00%, 04/01/51(b)	4,770	4,439,043
Florida Development Finance Corp., RB
Series C, 5.75%, 12/15/56(b)	6,295	5,300,812
AMT, 3.00%, 06/01/32	6,760	5,556,003
Florida Development Finance Corp., Refunding RB(b)
6.50%, 06/30/57	8,670	8,444,493
Series A, 4.50%, 12/15/56	18,065	13,694,300
Greater Orlando Aviation Authority, ARB
Series A, AMT, 5.00%, 10/01/44	18,420	18,885,989
Sub-Series A, AMT, 5.00%, 10/01/42	22,310	22,901,817
Sub-Series A, AMT, 5.00%, 10/01/47	32,485	32,915,556
Hillsborough County Port District, ARB, Series A,
5.25%, 06/01/48	8,375	8,669,097
Lakewood Ranch Stewardship District, Refunding
SAB, 4.00%, 05/01/50(b)	1,250	947,561
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	1,745	1,739,674
5.00%, 05/01/37(b)	1,655	1,611,687
5.25%, 05/01/37	2,755	2,751,584
4.70%, 05/01/39	1,160	1,092,183
5.13%, 05/01/47(b)	1,985	1,866,496
5.38%, 05/01/47	4,770	4,642,961

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, SAB (continued) 4.88%, 05/01/49	$1,250	$1,133,731
Live Oak Lake Community Development District, SAB
4.40%, 05/01/40	1,600	1,400,046
4.60%, 05/01/51	2,840	2,332,356
Miami-Dade County Industrial Development Authority, RB, 5.10%, 11/01/43	8,370	7,159,095
River Landing Community Development District, SAB Series A, 4.13%, 05/01/40	860	762,947
Series A, 4.35%, 05/01/51	1,100	930,219
Series B, 4.25%, 11/01/35	1,000	948,365
Sarasota National Community Development District, Refunding SAB, 4.00%, 05/01/39	1,750	1,501,140
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(e)(f)	147	93,809
Windward Community Development District, SAB
Series A-1, 4.50%, 05/01/51	500	403,790
Series A-2, 4.40%, 11/01/35	1,315	1,158,677

		332,551,502

Georgia — 1.1%
City of Atlanta Georgia Airport Passenger Facility Charge, ARB, Series D, AMT, 4.00%, 07/01/35	10,850	10,548,359
City of Atlanta Georgia Department of Aviation, Refunding RB AMT, 4.00%, 07/01/34	20,615	20,094,945
Series B, AMT, 5.00%, 07/01/47	3,000	3,101,916
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	5,030	4,509,501
Main Street Natural Gas, Inc., RB(a) Series B, 5.00%, 12/01/52	44,395	45,838,504
Series C, 4.00%, 03/01/50	20,710	20,429,711

		104,522,936

Illinois — 6.6%
Chicago Board of Education, GO Series A, 5.00%, 12/01/42	2,200	2,126,905
Series D, 5.00%, 12/01/46	25,350	24,052,308
Series H, 5.00%, 12/01/36	4,620	4,643,419
Series A, AMT, 5.00%, 12/01/33	1,000	1,029,497
Chicago Board of Education, Refunding GO Series A, 0.00%, 12/01/25(d)	650	579,649
Series A, 5.00%, 12/01/30	365	376,147
Series B, 5.00%, 12/01/31	1,000	1,034,504
Series B, 4.00%, 12/01/35	11,640	10,779,827
Series C, 5.00%, 12/01/24	4,445	4,487,383
Series C, 5.00%, 12/01/25	12,760	12,941,549
Series C, 5.00%, 12/01/26	3,060	3,111,215
Series F, 5.00%, 12/01/24	9,585	9,679,326
Series G, 5.00%, 12/01/34	5,000	5,072,750
Chicago Board of Education, Refunding GO, CAB, Series A, 5.00%, 12/01/28	4,000	4,105,596
Chicago O’Hare International Airport, ARB Class A, AMT, Senior Lien, 5.00%, 01/01/48	15,065	15,282,674
Series D, Senior Lien, 5.25%, 01/01/42	56,685	58,958,522
Series D, Senior Lien, 5.00%, 01/01/47	20,000	20,330,100

Security	Par (000)	Value

Illinois (continued)
Chicago O’Hare International Airport, Refunding ARB Series A, AMT, Senior Lien, 5.00%, 01/01/39	$4,000	$4,124,568
Series A, AMT, Senior Lien, 5.00%, 01/01/48	5,000	5,039,870
Series C, AMT, Senior Lien, 5.50%, 01/01/34	5,380	5,380,000
Chicago O’Hare International Airport, Refunding RB Series A, Senior Lien, 4.00%, 01/01/35	6,225	6,323,436
Series B, Senior Lien, 5.00%, 01/01/38	30,000	31,233,450
Series B, Senior Lien, 5.00%, 01/01/39	64,885	67,385,603
Series C, Senior Lien, 4.00%, 01/01/41	4,380	4,133,301
Series E, Senior Lien, 4.00%, 01/01/38	5,100	4,959,679
Illinois Finance Authority, Refunding RB Series A, 5.00%, 07/15/42	23,695	24,556,692
Series C, 5.00%, 02/15/41	37,295	38,447,416
Illinois State Toll Highway Authority, RB Series A, 5.00%, 01/01/40	15,500	15,934,574
Series A, 5.00%, 01/01/42	48,000	50,122,800
Series A, 4.00%, 01/01/46	59,510	56,572,110
Series B, 5.00%, 01/01/40	35,105	36,129,504
Series A, RB, 4.00%, 01/01/44	14,345	13,917,289
State of Illinois, GO 5.50%, 05/01/39	9,040	9,412,484
5.50%, 10/01/42	28,000	29,146,768
Series A, 5.00%, 11/01/29	27,500	28,555,368
State of Illinois, GO, BAB, Series B, 5.00%, 11/01/32	14,000	14,442,610
State of Illinois, Refunding GO, Series A, 5.00%, 10/01/28	19,250	19,929,159
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	1,920	1,922,281

		646,260,333

Indiana — 0.4%
City of Valparaiso Indiana, RB AMT, 6.75%, 01/01/34	3,870	3,952,458
AMT, 7.00%, 01/01/44	7,330	7,460,789
Indiana Finance Authority, RB, 5.25%, 10/01/52	13,660	14,666,565
Indianapolis Local Public Improvement Bond Bank, RB, Seeries A, 5.00%, 02/01/49	10,000	10,427,520

		36,507,332

Iowa — 0.1%
Iowa Tobacco Settlement Authority, Refunding RB, Series B2, Subordinate, 0.00%, 06/01/65(d)	88,635	10,050,854

Kentucky — 0.0%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	3,030	2,674,748

Louisiana — 2.2%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	2,355	1,983,781
Lake Charles Harbor & Terminal District, RB, AMT, 1.00%, 12/01/51(a)	195,960	183,873,187
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, 0.88%, 02/01/46(a)	21,580	20,365,413
Louisiana Public Facilities Authority, RB(b)
Series A, 5.00%, 04/01/39	1,425	1,319,510
Series A, 5.00%, 06/01/39	1,300	1,270,571
Series A, 5.00%, 04/01/49	2,800	2,406,818

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, RB(b) (continued)
Series A, 5.00%, 06/01/49	$3,000	$2,782,917
Series A, 5.00%, 06/01/58	4,500	4,054,262

		218,056,459

Maryland — 0.3%
City of Baltimore Maryland, Refunding RB Series A, 4.50%, 09/01/33	2,735	2,660,143
Series A, 5.00%, 09/01/38	1,400	1,404,648
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	12,285	12,654,926
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	5,145	4,035,774
Prince County George’s COP, 5.00%, 10/01/48	6,175	6,441,834

		27,197,325

Massachusetts — 5.2%
City of Lowell Massachusetts, Refunding GO (SAW), 4.00%, 08/01/44	6,315	6,254,603
(SAW), 4.00%, 08/01/47	7,110	6,921,066
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, Series B, 5.00%, 06/01/52	25,000	27,094,875
Commonwealth of Massachusetts, GO 5.00%, 01/01/43	3,045	3,223,735
5.00%, 11/01/43	5,000	5,273,430
Series 2020, 5.00%, 07/01/45	5,915	6,344,955
Series A, 5.25%, 04/01/42	42,000	45,049,158
Series A, 5.25%, 01/01/44	16,490	17,900,522
Series B, 4.00%, 02/01/39	2,840	2,867,792
Series B, 4.00%, 02/01/42	2,900	2,884,969
Series B, 4.00%, 02/01/44	10,000	9,700,200
Series C, 5.25%, 10/01/47	10,125	11,220,434
Series D, 4.00%, 05/01/48	10,000	9,412,630
Series E, 5.25%, 09/01/43	92,000	99,156,588
Commonwealth of Massachusetts, Refunding GO, Series D, 4.00%, 11/01/40	2,500	2,486,793
Massachusetts Bay Transportation Authority Assessment Revenue, Refunding RB, Series A-1, 4.00%, 07/01/40	20,000	20,170,820
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A-1, 4.00%, 07/01/40	5,000	5,012,790
Massachusetts Development Finance Agency, RB, Series A, 5.25%, 01/01/42	9,655	9,850,108
Massachusetts Development Finance Agency, Refunding RB 5.00%, 10/01/37(b)	1,000	1,043,223
5.00%, 10/01/47(b)	1,250	1,274,121
Series A, 4.00%, 07/15/36	50,000	51,045,750
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	21,640	22,408,090
Massachusetts Port Authority, Refunding ARB Series A, AMT, 5.00%, 07/01/34	2,110	2,205,653
Series B, AMT, 5.00%, 07/01/37	1,000	1,062,270
Series C, AMT, 5.00%, 07/01/44	15,000	15,524,100
Series C, AMT, 5.00%, 07/01/49	10,000	10,214,440
Massachusetts School Building Authority, RB, Series A, 4.00%, 08/15/40	6,890	6,815,333

Security	Par (000)	Value

Massachusetts (continued)
Town of Westwood Massachusetts, Refunding GO
4.00%, 08/15/41	$2,065	$2,066,225
4.00%, 08/15/43	1,840	1,815,545
4.00%, 08/15/47	10,345	10,220,364
University of Massachusetts Building Authority, RB, Series 1, 4.00%, 11/01/46	10,000	9,639,890
University of Massachusetts Building Authority, Refunding RB Series 1, 5.25%, 11/01/42	58,840	63,238,231
Series 1, 4.00%, 11/01/45	2,435	2,363,367
Series 1, 5.25%, 11/01/47	14,425	15,317,864

		507,079,934

Michigan — 3.8%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	31,150	32,774,566
Michigan Finance Authority, RB 4.00%, 02/15/47	17,220	15,857,381
Series A, 6.50%, 06/01/57(b)	5,980	5,591,736
Michigan Finance Authority, Refunding RB 5.00%, 11/15/41	61,865	63,241,806
5.25%, 12/01/41	25,630	26,456,619
4.00%, 04/15/42	3,450	3,236,065
4.00%, 02/15/44	65,965	62,300,380
Series A, 5.00%, 12/01/37	25,105	26,372,401
Series A, 4.00%, 12/01/40	4,750	4,643,144
Series A, 5.00%, 12/01/41	9,370	9,749,391
Series A, 4.00%, 12/01/49	19,475	17,700,866
Michigan State Building Authority, Refunding RB Series I, 4.00%, 10/15/38	2,000	1,990,880
Series I, 4.00%, 10/15/41	2,000	1,956,400
Series I, 4.00%, 10/15/46	6,000	5,726,610
Series I, 5.25%, 10/15/57	3,720	4,066,418
Michigan State Hospital Finance Authority, Refunding RB, Refunding RB, 5.00%, 11/15/47	2,950	3,014,487
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	16,470	16,382,297
State of Michigan Trunk Line Revenue, RB 4.00%, 11/15/44	10,000	9,376,960
4.00%, 11/15/46	29,160	26,767,918
Series B, 4.00%, 11/15/45	8,000	7,412,512
State of Michiganchigan Trunk Line Revenue, RB, 4.00%, 11/15/41	5,000	4,839,750
State of Michiganchigan Trunk Line Revenue, RB, BAB, 4.00%, 11/15/39	18,600	18,339,154

		367,797,741

Minnesota — 0.2%
City of Rochester Minnesota, Refunding RB, 4.00%, 11/15/39	23,070	23,546,142

Montana — 0.0%
City of Kalispell Montana, Refunding RB Series A, 5.25%, 05/15/37	405	362,183
Series A, 5.25%, 05/15/47	1,500	1,236,462
Series A, 5.25%, 05/15/52	1,500	1,204,421

		2,803,066

Nevada(b) — 0.0%
State of Nevada Department of Business & Industry, RB
Series A, 4.50%, 12/15/29	280	279,347
Series A, 5.00%, 07/15/37	875	837,000

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
State of Nevada Department of Business & Industry, RB (continued)
Series A, 5.00%, 12/15/38	$1,080	$1,066,623
Series A, 5.00%, 07/15/47	1,400	1,270,342

		3,453,312

New Hampshire(b) — 0.1%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	9,085	8,421,186
Series C, AMT, 4.88%, 11/01/42	3,700	3,408,929

		11,830,115

New Jersey — 5.5%
Clearview Regional High School District, GO, (SCH BD RES FD), 4.00%, 08/01/41	3,750	3,716,048
New Jersey Economic Development Authority, ARB, AMT, 5.13%, 09/15/23	1,460	1,460,432
New Jersey Economic Development Authority, RB, Series WW, 5.25%, 06/15/40	14,145	14,362,126
New Jersey Health Care Facilities Financing Authority, Refunding RB
4.00%, 07/01/41	2,335	2,257,880
Series A, 5.00%, 07/01/35	7,375	7,869,014
Series A, 5.00%, 07/01/38	11,950	12,501,899
Series A, 5.00%, 07/01/39	22,245	23,222,712
Series A, 5.00%, 07/01/43	10,000	10,241,000
New Jersey Transportation Trust Fund Authority, RB
5.25%, 06/15/43	9,000	9,573,012
Series AA, 5.50%, 06/15/39	39,890	40,291,533
Series AA, 4.00%, 06/15/45	22,000	19,663,204
Series BB, 4.00%, 06/15/44	35,890	32,396,001
Series BB, 4.00%, 06/15/46	17,500	15,447,005
Series C, 5.25%, 06/15/32	20,010	20,666,508
Series S, 5.00%, 06/15/46	12,350	12,509,525
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 06/15/39	8,500	8,123,484
Series A, 4.00%, 06/15/41	7,000	6,537,510
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	35,000	34,965,805
Series A, 4.00%, 01/01/48	21,420	20,173,570
Series B, 5.00%, 01/01/46	26,315	28,331,834
New Jersey Turnpike Authority, Refunding RB
Series A, 4.00%, 01/01/40	19,050	18,901,848
Series A, 4.00%, 01/01/41	19,955	19,636,239
Series A, 4.00%, 01/01/42	20,905	20,369,477
Series A, 4.00%, 01/01/43	8,890	8,621,566
State of New Jersey, GO (BAM-TCRS), 2.00%, 06/01/36	6,055	4,855,595
2.00%, 06/01/37	10,000	7,773,950
5.00%, 06/01/39	17,000	18,420,265
5.00%, 06/01/40	30,810	33,054,603
5.00%, 06/01/41	11,500	12,164,941
5.00%, 06/01/42	10,500	11,096,977
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	18,260	17,870,715
Series A, 5.25%, 06/01/46	20,350	20,391,066
Sub-Series B, 5.00%, 06/01/46	6,960	6,617,394

Security	Par (000)	Value

New Jersey (continued)
Township of North Bergen New Jersey, Refunding GO
4.00%, 04/15/39	$1,500	$1,505,501
4.00%, 04/15/40	1,500	1,501,593
4.00%, 04/15/41	1,500	1,494,102
4.00%, 04/15/42	1,500	1,484,895

		530,070,829

New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	155	164,621

New York — 15.0%
City of New York, GO
Series A-1, 4.00%, 09/01/46	4,800	4,526,170
Series A-1, 5.00%, 08/01/47	14,000	14,834,862
Series B, 5.25%, 10/01/47	4,040	4,449,490
Series C, 4.00%, 08/01/40	2,040	2,046,055
Series C, 4.00%, 08/01/41	1,910	1,893,899
Series D-1, 5.25%, 05/01/41	4,210	4,750,008
Series D-1, 5.50%, 05/01/44	7,840	8,935,797
Series D-1, 5.50%, 05/01/45	1,000	1,136,047
Series D-1, 5.50%, 05/01/46	2,655	2,996,128
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	23,825	24,784,528
Metropolitan Transportation Authority, RB, Series A-1, 5.25%, 11/15/39	10,000	10,035,200
New York City Municipal Water Finance Authority, RB
Series AA, 4.00%, 06/15/43	16,040	15,491,945
Series AA-1, 5.25%, 06/15/52	1,530	1,676,143
New York City Municipal Water Finance Authority, Refunding RB
Series BB-1, 5.00%, 06/15/44	2,460	2,663,961
Series BB-1, 4.00%, 06/15/45	96,140	91,128,799
Series CC, 4.00%, 06/15/41	5,000	4,809,020
Series CC-1, 5.00%, 06/15/37	24,000	25,880,592
Series CC-1, 5.25%, 06/15/37	15,000	16,389,840
Series DD-2, 5.00%, 06/15/40	21,260	22,555,032
Series DD-3, 4.00%, 06/15/42	15,000	14,752,215
Series EE, 5.25%, 06/15/36	14,500	15,772,737
Series EE, 5.00%, 06/15/40	34,240	36,431,805
Series EE, 4.00%, 06/15/42	5,000	4,797,835
Series EE, 4.00%, 06/15/45	16,755	16,052,077
Series EE, 5.00%, 06/15/45	5,490	5,950,474
Series FF, 5.00%, 06/15/40	23,790	25,359,474
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	31,165	33,249,783
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
4.00%, 05/01/40	6,835	6,688,895
Series B-1, 4.00%, 11/01/41	16,500	15,928,143
Series C-1, 4.00%, 02/01/41	10,000	9,721,930
Series F-1, 5.00%, 02/01/43	14,280	15,450,646
Series B-1, RB, 4.00%, 11/01/38	15,000	14,857,710
Subordinate, 4.00%, 05/01/44	30,000	28,197,300
Series B-1, Subordinate, 4.00%, 08/01/45	22,965	21,321,579
Series C-1, Subordinate, 4.00%, 11/01/42	20,925	19,958,537
Series C-1, Subordinate, 5.00%, 02/01/47	17,220	18,376,099

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Series C-3, Subordinate, 5.00%, 05/01/40	$10,000	$10,619,050
Series F-1, Subordinate, 5.00%, 02/01/44	4,000	4,310,500
Series F-1, Subordinate, 5.00%, 02/01/47	5,000	5,340,510
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB
Series D-1, 5.50%, 11/01/45	19,690	22,163,674
Series D-1, 5.25%, 11/01/48	19,400	21,243,679
New York Liberty Development Corp., Refunding RB, Series A, 2.88%, 11/15/46	53,000	36,610,227
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	9,850	9,276,326
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	71,380	68,547,856
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/43	2,220	2,312,092
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/38	5,000	5,396,715
Series A, 4.00%, 03/15/39	3,675	3,603,914
Series A, 4.00%, 03/15/40	47,720	46,336,597
Series A, 4.00%, 03/15/42	8,105	7,740,640
Series A, 4.00%, 03/15/43	12,365	11,852,644
Series E, 5.00%, 03/15/41	20,150	21,388,137
Series E, 5.00%, 03/15/42	16,800	17,767,730
Series E, 4.00%, 03/15/43	36,455	34,606,039
Series E, 4.00%, 03/15/44	7,135	6,673,052
New York State Housing Finance Agency, RB, M/F Housing Series J, (SONYMA HUD SECT 8), 1.10%, 11/01/61(a)	36,070	32,627,551
Series L-2, (SONYMA), 0.75%, 11/01/25	7,650	6,910,184
Series M-2, (SONYMA FHA 542(C)), 0.75%, 11/01/25	4,380	3,982,616
New York State Thruway Authority, Refunding RB
Series A, 4.00%, 03/15/42	14,865	14,196,744
Series A, 5.00%, 03/15/48	4,400	4,693,616
Series N, 4.00%, 01/01/45	4,060	3,847,881
Series O, 4.00%, 01/01/37	16,450	16,513,448
Series O, 4.00%, 01/01/44	14,655	14,030,081
Series O, 4.00%, 01/01/45	7,715	7,311,922
Series O, 4.00%, 01/01/47	10,155	9,489,807
Series B, Subordinate, 4.00%, 01/01/41	25,725	24,896,449
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/45	19,085	17,758,573
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/43	12,105	11,734,865
4.00%, 03/15/44	7,200	6,974,618
4.00%, 03/15/46	2,090	1,971,219
Series A, 4.00%, 03/15/38	8,325	8,245,838
Series A, 4.00%, 03/15/44	19,500	18,653,797
Series A, 5.00%, 03/15/46	12,225	13,099,185
Series E, 4.00%, 03/15/41	25,000	24,217,600
Series E, 4.00%, 03/15/42	50,000	47,752,250
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/35	1,650	1,690,310
AMT, 5.00%, 12/01/37	10	10,207

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., ARB (continued) AMT, 5.00%, 12/01/38	$12,150	$12,426,813
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	25,020	24,905,634
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(b)	5,190	4,865,324
Port Authority of New York & New Jersey, ARB
AMT, 4.00%, 09/01/43	4,455	4,087,663
AMT, 5.00%, 11/01/49	8,465	8,692,251
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	46,300	47,839,614
Port Authority of New York & New Jersey, RB, Series 207, AMT, 5.00%, 09/15/31	14,950	15,975,450
Port Authority of New York & New Jersey, Refunding ARB
230th Series, 5.25%, 12/01/52	3,195	3,494,851
AMT, 5.00%, 01/15/47	11,050	11,402,020
Series 207, AMT, 4.00%, 09/15/43	3,410	3,127,850
Series 223, AMT, 4.00%, 07/15/40	1,000	939,351
Series 231, AMT, 5.50%, 08/01/40	5,515	6,069,958
Series 231, AMT, 5.50%, 08/01/52	3,415	3,665,617
Triborough Bridge & Tunnel Authority, RB, Series C, RB, 4.00%, 11/15/42	21,500	20,798,863
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.25%, 11/15/45	7,805	8,028,496
Series C, 5.00%, 05/15/47	12,000	12,820,776
Series C, 5.25%, 05/15/52	17,150	18,553,625
Series C-2, 5.00%, 11/15/42	55,995	58,862,784
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,500	2,483,375

		1,459,289,213

North Carolina — 0.0%
North Carolina Medical Care Commission, RB
5.00%, 10/01/40	1,050	991,949
5.00%, 10/01/45	1,000	907,826
5.00%, 10/01/50	1,500	1,315,698

		3,215,473

Ohio — 0.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	63,365	54,772,706
County of Franklin Ohio, RB, 5.00%, 12/01/47	5,000	5,095,345
Ohio Air Quality Development Authority, RB(b)
AMT, 4.50%, 01/15/48	1,480	1,337,611
AMT, 5.00%, 07/01/49	8,460	7,460,053
State of Ohio, RB
4.00%, 01/01/46	5,935	5,659,201
Refunding RB, 4.00%, 01/01/43	2,020	1,959,022

		76,283,938

Oklahoma — 0.1%
Oklahoma Development Finance Authority, RB, 7.25%, 09/01/51(b)	7,990	8,304,063
University of Oklahoma, RB, Series A, (AGM), 5.00%, 07/01/46	4,000	4,386,904

		12,690,967

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 0.3%
Hillsboro School District No.1J, GO, (GTD), 4.00%, 06/15/40	$2,500	$2,504,610
Oregon State Facilities Authority, RB, Series A, 5.00%, 06/01/52	5,875	6,037,432
University of Oregon, RB, 5.00%, 04/01/50	14,565	15,398,526

		23,940,568

Pennsylvania — 1.6%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/27	3,250	3,301,188
5.00%, 05/01/32	3,750	3,772,061
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	2,205	1,687,277
4.00%, 07/01/51	1,500	1,087,008
Geisinger Authority, Refunding RB, 4.00%, 04/01/39	23,500	22,565,076
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,805	1,814,742
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 02/15/41	7,550	7,025,547
Series A, 4.00%, 02/15/42	8,430	7,753,358
Series A, 5.00%, 02/15/47	7,500	7,605,202
AMT, 5.75%, 06/30/48	5,500	5,785,433
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	2,500	2,316,018
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/43	5,375	5,026,867
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, RB, Series A, AMT, 5.25%, 12/01/44	30,000	31,941,510
Pennsylvania Turnpike Commission, RB
Series A-2, 5.00%, 12/01/48	7,500	7,742,992
Sub-Series A, 5.50%, 12/01/46	46,430	48,204,322

		157,628,601

Puerto Rico — 3.4%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	300,000	20,046,000
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	36,799	37,693,286
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, AMT, 4.00%, 07/01/42(b) .	6,205	4,983,912
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series A, Senior Lien, 5.00%, 07/01/47(b)	30,875	27,789,939
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	78,205	69,275,475
Series A-1, Restructured, 5.00%, 07/01/58	85,670	77,499,995
Series A-2, Restructured, 4.78%, 07/01/58	50,843	44,314,199
Series A-2, Restructured, 4.33%, 07/01/40	48,060	42,670,600
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series B-1, Restructured, 0.00%, 07/01/46(d)	18,123	4,503,348

		328,776,754

Security	Par (000)	Value

Rhode Island — 0.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	$10,000	$9,919,690

South Carolina — 0.2%
County of Dorchester South Carolina, SAB(b)
5.88%, 10/01/40	1,245	1,261,663
6.00%, 10/01/51	3,000	3,002,094
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(b)	10,135	9,678,499
South Carolina Jobs-Economic Development Authority, Refunding RB, 5.25%, 11/15/37	6,005	5,910,530

		19,852,786

Tennessee — 0.3%
Metropolitan Government of Nashville & Davidson County Tennessee, GO, Series B, 4.00%, 01/01/39	12,690	12,826,151
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.25%, 07/01/47	13,000	13,555,191

		26,381,342

Texas — 8.0%
Arlington Higher Education Finance Corp., RB 7.88%, 11/01/62(b)	9,425	9,645,121
Series A, 5.30%, 04/01/62(b)	6,415	5,504,076
Series A, 5.75%, 08/15/62	4,950	4,465,192
Bullard Independent School District, GO, (PSF), 5.00%, 02/15/47	5,000	5,391,285
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, Series C, 5.00%, 10/01/45	21,635	23,477,242
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.00%, 03/01/46	45,000	48,076,965
City of Garland Texas, Refunding GO, 4.00%, 02/15/40	10,430	10,540,662
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, 5.00%, 11/15/42	25,000	26,323,150
City of Houston Texas, Refunding GO, Series A, Refunding GO, 4.00%, 03/01/44	5,250	5,041,832
City of Midland Taxas, GO, Series B, 5.00%, 03/01/47	17,985	19,503,851
City of New Braunfels Texas Utility System Revenue, Refunding RB, 5.00%, 07/01/53	5,000	5,321,190
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 5.00%, 02/01/41	1,120	1,203,290
County of Harris Texas, Refunding GO, Series A, 4.00%, 10/01/47	5,900	5,674,006
Dallas Fort Worth International Airport, Refunding RB
Class B, 4.00%, 11/01/45	57,745	54,339,546
Series A, 4.00%, 11/01/38	9,060	9,011,475
Series B, 4.00%, 11/01/45	39,300	36,982,322
Frisco Independent School District, Refunding GO, (PSF), 4.00%, 08/15/40	3,485	3,484,969
Harris County Cultural Education Facilities Finance Corp., RB 4.00%, 12/01/45	9,065	8,410,135
Series B, 7.00%, 01/01/23(c)	3,700	3,700,000
Series B, 6.38%, 01/01/33	465	465,251

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Refunding RB
4.00%, 10/01/41	$1,300	$1,260,301
4.00%, 10/01/42	11,500	11,089,967
4.00%, 10/01/47	45,010	42,259,259
Harris County Flood Control District, Refunding GO, Series A, 4.25%, 10/01/47	10,355	10,437,674
Lower Colorado River Authority, Refunding RB
5.00%, 05/15/45	2,000	2,026,380
5.00%, 05/15/46	1,500	1,551,311
5.50%, 05/15/47	5,000	5,415,445
5.00%, 05/15/50	15,310	15,672,034
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	13,495	13,146,708
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 07/01/40	4,000	3,684,124
Series A, 5.00%, 07/01/57	7,000	5,938,653
New Hope Cultural Education Facilities Finance Corp., Refunding RB
Class A, 6.63%, 10/01/43	7,370	7,119,892
Series A, 4.00%, 08/15/40	2,000	1,908,720
Series A, 6.75%, 10/01/52	1,160	1,093,471
Series B2, 4.50%, 10/01/26	2,970	2,904,898
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/40	22,070	23,987,596
Pasadena Independent School District, GO, (PSF), 5.00%, 02/15/47	4,165	4,510,316
Pottsboro Independent School District, GO, (PSF), 5.00%, 02/15/47	6,000	6,470,208
Prosper Independent School District, GO, (PSF), 4.00%, 02/15/47	8,500	8,228,654
Rockwall Independent School District, GO, (PSF), 5.00%, 02/15/47	8,860	9,566,629
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/41	5,710	5,482,382
5.50%, 11/15/47	11,905	13,087,155
Series B, 5.00%, 07/01/43	50,400	51,773,400
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB
5.00%, 02/15/41	13,000	13,330,070
Series A, 4.00%, 11/15/42	20,000	19,279,080
Series A, 5.00%, 11/15/45	5,000	5,114,145
Texas Water Development Board RB, 5.00%, 10/15/47	25,815	27,990,275
Texas Water Development Board, RB
4.70%, 10/15/41	7,000	7,436,576
4.75%, 10/15/42	7,345	7,801,036
4.00%, 10/15/45	50,000	48,480,650
5.25%, 10/15/46	60,000	62,874,120
Series A, 4.00%, 10/15/49	24,715	23,718,738
Series B, 5.00%, 04/15/49	15,000	15,738,000
Series B, RB, 5.00%, 10/15/38	9,540	10,300,796

		777,240,223

Utah — 1.1%
County of Utah, RB
Series A, 4.00%, 05/15/43	2,750	2,638,892
Series A, 4.00%, 05/15/45	1,875	1,826,211

Security	Par (000)	Value

Utah (continued)
County of Utah, RB (continued)
Series B, 5.00%, 05/15/46	$30,000	$30,821,100
County of Utah, Refunding RB, Series A, 5.00%, 05/15/41	44,970	46,532,977
Utah Charter School Finance Authority, RB(b)
5.00%, 06/15/42	1,810	1,550,048
5.00%, 06/15/52	5,420	4,377,149
5.63%, 06/15/54	4,940	4,336,332
5.00%, 06/15/57	3,910	3,116,133
Utah Charter School Finance Authority, Refunding RB(b)
5.25%, 06/15/37	3,795	3,638,820
5.38%, 06/15/48	4,740	4,356,927

		103,194,589

Vermont(b) — 0.1%
East Central Vermont Telecommunications District, RB
Series A, 4.00%, 12/01/30	2,010	1,885,931
Series A, 4.25%, 12/01/40	4,030	3,316,581
Series A, 4.50%, 12/01/50	2,960	2,294,098

		7,496,610

Virginia — 1.6%
Ballston Quarter Community Development Authority, TA, Series A, AMT, 5.50%, 03/01/46	1,815	1,287,862
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	25,760	24,651,084
Hanover County Economic Development Authority, Refunding RB
5.00%, 07/01/38	125	121,217
5.00%, 07/01/48	370	329,827
Loudoun County Economic Development Authority, RB
Series A, 4.00%, 12/01/37	2,125	2,151,737
Series A, 4.00%, 12/01/38	2,125	2,140,952
Series A, 4.00%, 12/01/41	2,125	2,101,614
Virginia College Building Authority, Refunding RB, 4.00%, 02/01/34	3,400	3,470,608
Virginia Commonwealth Transportation Board, RB 4.00%, 05/15/42	6,175	6,147,818
4.00%, 05/15/43	3,765	3,716,729
Virginia Public Building Authority, RB
Series A, 4.00%, 08/01/39	5,000	5,121,695
Series A, 4.00%, 08/01/41	31,165	31,617,796
Series A, 4.00%, 08/01/42	32,440	32,784,675
Series A-2, 4.00%, 08/01/38	34,825	35,780,180

		151,423,794

Washington — 0.7%
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	23,385	24,632,145
Washington State Convention Center Public Facilities District, RB, Series B, 3.00%, 07/01/58 .	10,745	6,201,015
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	40,113	35,308,868

		66,142,028

Wisconsin — 0.7%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	2,715	2,078,411
AMT, 4.25%, 07/01/54	4,745	3,359,536

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB(b)
4.00%, 06/15/40	$2,020	$1,512,174
5.00%, 12/01/45	2,370	2,125,947
4.00%, 06/15/50	2,995	1,963,022
5.00%, 12/01/55	6,030	5,171,165
4.00%, 06/15/56	2,445	1,524,225
Series A, 6.25%, 10/01/31	1,715	1,443,679
Series A, 5.00%, 06/15/41	1,215	1,083,616
Series A, 5.25%, 03/01/45	3,325	3,043,309
Series A, 7.00%, 11/01/46(e)(f)	6,385	4,788,750
Series A, 7.00%, 10/01/47	1,715	1,368,520
Series A, 5.63%, 06/15/49	12,235	11,722,317
Series A, 5.00%, 06/15/51	1,365	1,125,485
Series A, 5.38%, 07/15/52	6,760	6,237,912
Series A, 5.25%, 03/01/55	9,500	8,267,204
Series A, 4.75%, 06/15/56	7,815	5,625,440
Series A, 5.00%, 06/15/56	1,495	1,201,723
Series A-1, 5.00%, 01/01/56	2,515	1,837,522
Public Finance Authority, RB, CAB, Series B,
0.00%, 01/01/61(b)(d)	24,640	1,405,244
Public Finance Authority, Refunding RB
5.00%, 03/01/37(b)	760	711,098
Series A, 4.00%, 12/01/51	1,050	777,281

		68,373,580

Total Municipal Bonds — 90.9% (Cost: $9,231,558,009)		8,857,386,152

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 0.6%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Series B, 5.00%, 11/15/46	60,000	61,202,340

Arizona — 0.3%
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/39	30,280	30,710,642

California — 2.2%
California State University, Refunding RB, Series A, 5.00%, 11/01/51	40,470	43,347,761
State of California, Refunding GO, 5.00%, 09/01/41	70,000	77,388,255
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	87,090	94,685,250

		215,421,266

District of Columbia — 0.6%
Washington Metropolitan Area Transit Authority
Dedicated Revenue, RB, Series A, 5.00%, 07/15/45	50,585	54,512,823

Massachusetts — 2.3%
Commonwealth of Massachusetts, GO
Series A, 5.25%, 04/01/47	85,000	89,498,243
Series C, 5.25%, 10/01/47	50,000	55,409,550
Massachusetts School Building Authority, RB,
Series B, 5.25%, 02/15/48	70,505	75,046,263

		219,954,056

Nevada — 0.8%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	74,740	79,302,690

Security	Par (000)	Value

New York — 2.4%
City of New York, GO, Sub-Series F-1, 5.00%, 04/01/43	$52,780	$55,608,084
New York City Municipal Water Finance Authority, Refunding RB, Series CC, 5.25%, 06/15/46	61,465	64,121,589
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/46	66,155	70,702,662
Port Authority of New York & New Jersey, Refunding ARB, Series 231, AMT, 5.50%, 08/01/47(h)	40,000	43,468,500

		233,900,835

Texas — 0.8%
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/43(h)	79,060	82,578,210

Washington — 0.5%
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.25%, 05/01/42	45,000	46,644,705

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.5% (Cost: $1,069,487,225)		1,024,227,567

Total Long-Term Investments — 101.4% (Cost: $10,301,045,234)		9,881,613,719

	Shares

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.09%(i)(j)	223,938,481	223,916,087

Total Short-Term Securities — 2.3% (Cost: $223,845,054)		223,916,087

Total Investments — 103.7% (Cost: $10,524,890,288)		10,105,529,806

Other Assets Less Liabilities — 1.3%		119,240,378

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.0)%		(484,283,894)

Net Assets — 100.0%		$9,740,486,290

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par. (d) Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default. (f) Non-income producing security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2026 to February 1, 2030, is $62,691,958. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$432,921,461	$—	$(208,946,724	)(a)	$153,073	$(211,723)	$223,916,087	223,938,481	$2,353,896	$—
iShares National Muni Bond ETF(b)	—	25,869,875	(25,666,937)		(202,938)	—	—	—	—	—

					$(49,865)	$(211,723)	$223,916,087		$2,353,896	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	2,127	03/22/23	$238,523	$3,077,705
U.S. Long Bond	3,434	03/22/23	428,177	10,396,878
5-Year U.S. Treasury Note	2,291	03/31/23	247,034	1,329,271

				$14,803,854

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$14,803,854	$—	$14,803,854

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$50,528,316	$—	$50,528,316

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$27,177,119	$—	$27,177,119

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,733,174,516

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock National Municipal Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$8,857,386,152	$—	$8,857,386,152
Municipal Bonds Transferred to Tender Option Bond Trusts	—	1,024,227,567	—	1,024,227,567
Short-Term Securities
Money Market Funds	223,916,087	—	—	223,916,087

	$223,916,087	$9,881,613,719	$—	$10,105,529,806

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$14,803,854	$—	$—	$14,803,854

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $481,619,958 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) December 31, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 8.7%
Birmingham Airport Authority, Refunding RB, (BAM), 5.00%, 07/01/23	$225	$226,871
Black Belt Energy Gas District, RB 4.00%, 10/01/52(a)	9,710	9,595,344
4.01%, 10/01/52(a)	4,000	3,800,060
Sereis F, 5.25%, 12/01/26	5,140	5,335,269
Series A-1, 4.00%, 12/01/49(a)	19,045	18,952,270
Series B, 4.00%, 10/01/52(a)	6,950	6,904,012
Series C-1, 5.25%, 02/01/53(a)	3,570	3,713,814
Black Belt Energy Gas District, Refunding RB 4.00%, 12/01/23	440	439,026
4.00%, 06/01/24	400	399,032
4.00%, 12/01/24	475	474,118
Series D1, 4.00%, 07/01/52(a)	1,030	1,029,435
Series D2, 4.28%, 07/01/52(a)	2,650	2,569,217
Lower Alabama Gas District, RB, 4.00%, 12/01/23	375	375,283
Southeast Alabama Gas Supply District, RB Series A, 4.00%, 06/01/23	2,225	2,221,498
Series A, 4.00%, 04/01/49(a)	1,600	1,596,992
Southeast Energy Authority A Cooperative District, RB Series A, 4.00%, 10/01/24	650	650,077
Series A, 4.00%, 11/01/51(a)	3,035	2,985,153
Series A-1, 5.00%, 12/01/26	1,400	1,436,861
Series A-1, 5.00%, 06/01/27	750	770,497

		63,474,829

Alaska — 0.7%
Alaska Municipal Bond Bank Authority, Refunding RB, Series One, 5.00%, 12/01/24	645	666,307
Northern Tobacco Securitization Corp., Refunding RB Series A, Class 1, 5.00%, 06/01/24	1,000	1,019,903
Series A, Class 1, 5.00%, 06/01/25	1,000	1,033,686
State of Alaska International Airports System, Refunding RB Series C, AMT, 5.00%, 10/01/26	1,510	1,591,005
Series C, AMT, 5.00%, 10/01/28	1,000	1,066,604

		5,377,505

Arizona(a) — 1.3%
Arizona Health Facilities Authority, RB, Series B, 3.91%, 01/01/46	5,900	5,808,816
Chandler Industrial Development Authority, RB 2.40%, 12/01/35	485	480,878
AMT, 5.00%, 09/01/52	2,925	3,050,690

		9,340,384

California — 1.3%
California Community Choice Financing Authority, RB, 0.00%, 12/01/53(a)	7,000	7,000,000
California County Tobacco Securitization Agency, Refunding RB 4.00%, 06/01/23	530	531,337
Series A, 4.00%, 06/01/23	450	451,140
Series A, 5.00%, 06/01/24	600	613,790
California Statewide Communities Development Authority, RB Series A, 5.00%, 04/01/23	525	526,449
Series A, 5.00%, 04/01/24	485	492,523

		9,615,239

Security	Par (000)	Value

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB Series A, AMT, 5.50%, 11/15/27	$2,480	$2,517,922
Series A, AMT, 5.00%, 11/15/28	2,000	2,159,556
Colorado Health Facilities Authority, RB(a) Series B, 5.00%, 08/01/49	2,200	2,270,741
Series B-2, 5.00%, 08/01/49	2,500	2,611,955
Regional Transportation District, Refunding RB Series A, 5.00%, 01/15/24	350	353,537
Series A, 5.00%, 07/15/24	350	355,589
Series A, 3.00%, 01/15/26	610	596,302

		10,865,602

Connecticut — 2.0%
Connecticut Housing Finance Authority, Refunding RB Series D-1, 5.00%, 11/15/26	555	598,367
Series D-1, 5.00%, 05/15/27	655	710,238
Series D-1, 5.00%, 11/15/27	550	599,322
Series D-1, 5.00%, 05/15/28	675	738,561
Series E-5, AMT, 5.00%, 05/15/28	1,400	1,500,773
Connecticut State Health & Educational Facilities Authority, Refunding RB Series L-1, 4.00%, 07/01/23	550	550,876
Series L-1, 4.00%, 07/01/24	650	654,055
State of Connecticut Special Tax Revenue, RB Series A, 5.00%, 05/01/23	475	478,245
Series A, 5.00%, 05/01/24	865	889,930
Series B, 5.00%, 10/01/23	225	228,547
State of Connecticut Special Tax Revenue, Refunding RB, Series B, 5.00%, 08/01/23	190	192,308
State of Connecticut, GO
Series A, 5.00%, 03/15/23	695	697,615
Series A, 4.65%, 03/01/25(a)	4,155	4,254,126
Series C, 3.00%, 06/01/23	650	650,062
Series C, 4.00%, 06/01/23	325	326,338
University of Connecticut, RB
Series A, 5.00%, 04/15/24	650	667,538
Series A, 5.00%, 01/15/25	720	751,812

		14,488,713

Delaware — 1.0%
Delaware State Economic Development Authority, Refunding RB, Series B, 1.25%, 10/01/40(a)	8,000	7,417,488

District of Columbia — 0.1%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/27	1,000	1,026,040

Florida — 3.6%
Central Florida Expressway Authority, Refunding RB, Senior Lien, (AGM), 5.00%, 07/01/24	885	911,279
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/27	4,095	4,317,220
County of Osceola Florida Transportation Revenue, Refunding RB, Sereis A-1, 5.00%, 10/01/23	400	402,683
Escambia County, RB, 2nd Series, 1.80%, 04/01/39(a)	20,300	20,300,000
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 08/15/23	500	505,270

		26,436,452

Georgia — 4.0%
Bartow County Development Authority, Refunding RB, 2.75%, 12/01/32(a)	2,000	1,995,732

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB Series A, 5.00%, 05/15/23	$2,450	$2,456,855
Series A, 4.00%, 04/01/48(a)	3,615	3,613,854
Series B, 5.00%, 12/01/52(a)	5,000	5,162,575
Series C, 5.00%, 09/01/23	1,000	1,004,657
Series C, 4.00%, 03/01/50(a)	1,000	986,466
Sub-Series C, 4.00%, 08/01/48(a)	2,200	2,190,949
Municipal Electric Authority of Georgia, RB Series A, 5.00%, 07/01/24	505	516,126
Series A, 5.00%, 07/01/25	510	529,910
Series A, (AGM), 5.00%, 07/01/28	600	644,143
Municipal Electric Authority of Georgia, Refunding RB 4.00%, 11/01/24	3,000	3,030,279
Series A, 5.00%, 01/01/23	900	900,000
Series A-R, Subordinate, 5.00%, 01/01/23	3,550	3,550,000
Series A-R, Subordinate, 5.00%, 01/01/24	2,500	2,535,160

		29,116,706

Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A-1, 2.95%, 07/01/23	825	822,094

Illinois — 2.8%
Chicago O’Hare International Airport, Refunding ARB, Series D, Senior Lien, 5.25%, 01/01/28	1,550	1,550,000
Chicago O’Hare International Airport, Refunding RB, Series B, Senior Lien, 5.00%, 01/01/24	500	510,098
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB
5.00%, 06/01/23	2,160	2,174,965
5.00%, 06/01/28	5,105	5,495,383
Illinois Development Finance Authority, RB, VRDN, 3.69%, 01/07/23(a)	4,200	4,200,000
Illinois Finance Authority, Refunding RB 5.00%, 08/15/23	1,000	1,011,224
Series B, 4.36%, 05/01/42(a)	1,000	974,316
Series C3, Class A, VRDN, 3.59%, 01/07/23(a)	2,850	2,850,000
Illinois Housing Development Authority, RB Series G, (FHLMC, FNMA, GNMA), 5.50%, 04/01/28	300	332,437
Series G, (FHLMC, FNMA, GNMA), 5.50%, 10/01/28	250	278,571
Series G, (FHLMC, FNMA, GNMA), 5.50%, 04/01/29	355	397,437
Series G, (FHLMC, FNMA, GNMA), 5.50%, 10/01/29	375	421,726

		20,196,157

Indiana — 2.4%
Indiana Finance Authority, RB 3.00%, 02/01/23	225	224,937
4.50%, 12/15/46(a)	8,000	8,005,272
Indiana Finance Authority, Refunding RB Class B, 3.96%, 03/01/39(a)	6,550	6,585,960
Series A, 5.00%, 05/01/24(b)	1,400	1,408,884
Series 2, 2nd Lien, 5.00%, 10/01/24	500	518,394
Lawrence Township School Building Corp., RB, (NPFGC), 4.00%, 01/15/24	550	555,530
Southwest Allen Multi School Building Corp., RB, (NPFGC), 4.00%, 07/15/24	325	328,928

		17,627,905

Kansas — 3.4%
City of Burlington Kansas, Refunding RB(a)
Series A, VRDN, 3.68%, 01/07/23	18,000	18,000,000

Security	Par (000)	Value

Kansas (continued)
City of Burlington Kansas, Refunding RB(a) (continued)
Series B, VRDN, 3.68%, 01/07/23	$6,000	$6,000,000
City of Dodge City Kansas, GO, Series 2019-A, (BAM), 4.00%, 09/01/23	1,080	1,087,130

		25,087,130

Kentucky — 2.3%
City of Owensboro Kentucky Electric Light & Power System Revenue, Refunding RB, Series B, 4.00%, 01/01/23	1,750	1,750,000
Kentucky Public Energy Authority, RB Series A-1, 4.00%, 12/01/49(a)	3,000	2,999,979
Series C, 4.00%, 08/01/23	500	499,715
Series C, RB, 4.00%, 02/01/50(a)	10,000	9,890,590
Kentucky State Property & Building Commission, RB, Series A, 5.00%, 11/01/23	1,000	1,015,802
University of Louisville, RB, Series A, (AGM), 5.00%, 09/01/27	1,000	1,078,409

		17,234,495

Louisiana — 7.4%
Ascension Parish School Board, GO, 4.00%, 03/01/24	570	577,197
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax, Refunding RB
(AGM), 5.00%, 08/01/23	600	606,481
(AGM), 5.00%, 08/01/24	500	515,373
Greater Ouachita Water Co., Refunding RB, (BAM), 3.00%, 09/01/23	500	498,633
Lake Charles Harbor & Terminal District, RB, AMT, 1.00%, 12/01/51(a)	13,515	12,681,395
Livingston Parish School Board Sales & Use Tax Revenue, Refunding RB, Series A, 4.00%, 05/01/24	680	689,165
Parish of St Bernard Louisiana Sales & Use Tax Revenue, Refunding RB, 4.00%, 03/01/23	3,405	3,410,145
Parish of St James Louisiana, RB, Series A-1, RB, VRDN, 4.12%, 01/07/23(a)	24,700	24,700,000
Parish of St John the Baptist Louisiana, Refunding RB, 2.00%, 06/01/37(a)	10,315	10,238,586

		53,916,975

Maryland — 0.5%
Maryland Economic Development Corp., RB, Class A, AMT, 5.00%, 11/12/28	2,565	2,628,043
Maryland Health & Higher Educational Facilities Authority, RB Series B, 5.00%, 04/15/23	675	677,949
Series B, 5.00%, 04/15/24	700	714,655

		4,020,647

Massachusetts — 1.1%
Massachusetts Educational Financing Authority, RB AMT, 5.00%, 07/01/26	1,265	1,333,437
AMT, 5.00%, 07/01/27	1,950	2,085,137
Series A, AMT, 5.00%, 01/01/24	3,500	3,548,037
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A-2, (HUD SECT 8), 0.45%, 12/01/24	1,500	1,422,235

		8,388,846

Michigan — 2.4%
Michigan Finance Authority, RB 4.51%, 12/01/39(a)	6,115	6,111,894
2nd Lien, (NPFGC), 5.00%, 11/01/23	310	314,674
Michigan Finance Authority, Refunding RB 4.41%, 04/15/47(a)	3,150	3,255,991
Series A, Class 1, 4.00%, 06/01/23	1,000	1,001,273

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)

Michigan Finance Authority, Refunding RB (continued)
Series D-1, 0.55%, 10/15/24	$1,300	$1,238,585
Michigan State Housing Development Authority, RB, M/F Housing Series A, 0.55%, 04/01/25	1,500	1,412,635
Series A-1, 0.65%, 10/01/24	610	583,788
Michigan Strategic Fund, RB, AMT, 0.58%, 08/01/27(a)	1,600	1,516,877
Mona Shores Public Schools, GO, Series II, (Q-SBLF), 4.00%, 05/01/24	500	506,887
University of Michigan Refunding RB, VRDN, 3.18%, 01/04/23(a)	1,900	1,900,000

		17,842,604

Minnesota — 0.6%
Hastings Independent School District No.200, GO, CAB, Series A, (SD CRED PROG), 0.00%, 02/01/26(c)	1,040	954,378
Minnesota Housing Finance Agency, RB, S/F Housing Series E, AMT, 0.70%, 01/01/25	800	757,762
Series E, AMT, 0.90%, 01/01/26	790	731,110
Series E, AMT, 1.10%, 01/01/27	585	529,938
Minnesota Municipal Gas Agency, RB, Series A, 4.00%, 12/01/27	1,300	1,290,025

		4,263,213

Mississippi(a) — 0.6%
County of Jackson Mississippi, Refunding RB, 3.55%, 06/01/23	3,100	3,100,000
Mississippi Business Finance Corp. RB, Series K, VRDN, 3.55%, 01/04/23	1,500	1,500,000

		4,600,000

Missouri — 0.2%
City of St. Charles Missouri, Refunding COP, Series B, 4.00%, 02/01/24	140	141,286
City of Washington Missouri, Refunding COP, 5.00%, 03/01/23	370	370,966
County of Greene Missouri, COP
Series A, 4.00%, 03/01/24	275	278,404
Series A, 4.00%, 03/01/25	400	410,138

		1,200,794

Nebraska — 1.2%
Central Plains Energy Project, Refunding RB 4.00%, 02/01/23	1,055	1,055,152
4.00%, 08/01/23	875	876,302
Series A, 5.00%, 09/01/27	1,000	1,023,009
County of Douglas Nebraska, Refunding RB, 4.19%, 07/01/35(a)	5,945	5,928,431
Douglas County Hospital Authority No.2, Refunding RB, 5.00%, 11/15/23	110	111,638

		8,994,532

Nevada — 0.1%
Public Finance Authority, Refunding RB
5.00%, 06/01/23	195	196,295
5.00%, 06/01/24	200	204,784

		401,079

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB, Class A, AMT, 4.04%, 10/01/33(a)	4,800	4,705,325

New Jersey — 13.1%
Borough of Berlin New Jersey, Refunding GO, 4.50%, 09/26/23	4,250	4,274,429

Security	Par (000)	Value

New Jersey (continued)
Borough of Wood-Ridge New Jersey, GO, 4.50%, 03/01/23	$6,560	$6,568,016
New Jersey Economic Development Authority, RB Series QQQ, 5.00%, 06/15/23	250	251,728
Series QQQ, 5.00%, 06/15/24	300	307,060
Series UU, 5.00%, 06/15/24	250	255,884
New Jersey Economic Development Authority, Refunding RB Series A, 1.00%, 06/01/23	1,350	1,335,687
Series B, 5.00%, 11/01/23	1,010	1,022,883
Series NN, 5.00%, 03/01/23	5,945	5,959,310
Series XX, 5.00%, 06/15/23	8,010	8,065,373
Series XX, 5.00%, 06/15/24	2,990	3,060,367
New Jersey Educational Facilities Authority, RB, (SAP), 5.00%, 06/01/24	280	286,390
New Jersey Health Care Facilities Financing Authority, Refunding RB 5.00%, 10/01/23	3,500	3,540,302
Series A, 5.00%, 07/01/23	1,015	1,025,082
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/24	1,000	1,027,283
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/23	1,500	1,511,551
Series AA, 5.00%, 06/15/23	175	176,210
New Jersey Transportation Trust Fund Authority, Refunding RB Series A, 5.25%, 12/15/23	2,000	2,034,270
Series A, 5.50%, 12/15/23	3,095	3,156,030
Series A, 5.00%, 06/15/24	5,820	5,970,016
Series B, (AMBAC), 5.25%, 12/15/23	1,130	1,149,363
Series D, 5.00%, 12/15/23	275	279,077
New Jersey Turnpike Authority, Refunding RB, Series C, 5.00%, 01/01/23	615	615,000
South Orange & Maplewood School District, GO, (SCH BD RES FD), 2.00%, 08/15/23	1,075	1,067,641
State of New Jersey, GO
5.00%, 06/01/24	680	700,049
Series A, 5.00%, 06/01/24	8,330	8,573,169
Township of Clark New Jersey, Refunding GO, 4.50%, 08/18/23	10,132	10,186,206
Township of Deptford New Jersey, GO, Series A, 4.00%, 07/11/23	4,466	4,464,841
Township of Deptford New Jersey, Refunding GO, 4.75%, 07/20/23	7,760	7,783,746
Township of North Bergen New Jersey, Refunding GO, 4.50%, 08/08/23	4,700	4,719,862
Township of Plainsboro New Jersey, Refunding GO 4.00%, 07/26/23	2,500	2,499,395
4.50%, 07/26/23	4,500	4,519,539

		96,385,759

New Mexico — 0.6%
Albuquerque Municipal School District No.12, GO, Series A, (SAW), 5.00%, 08/01/24	250	258,168
Albuquerque Municipal School District No.12, Refunding GO, Series B, (SAW), 5.00%, 08/01/24	1,000	1,032,681
New Mexico Educational Assistance Foundation, Refunding RB, Series A, AMT, 5.00%, 09/01/27	2,000	2,167,234
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 4.00%, 05/01/23	1,200	1,198,759

		4,656,842

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 6.2%
City of New York, GO, VRDN, 3.49%, 01/04/23(a)	$2,900	$2,900,000
County of Monroe New York, Refunding GO, (AGM), 4.00%, 06/01/23	775	778,089
Genesee County Funding Corp., Refunding RB
5.00%, 12/01/24	400	410,512
5.00%, 12/01/25	200	207,975
Long Island Power Authority, RB, (AGM), 0.00%, 06/01/26(c).	500	450,468
Metropolitan Transportation Authority, RB, Series A-1, 5.00%, 02/01/23	1,800	1,801,332
Metropolitan Transportation Authority, Refunding RB, Series D, 5.00%, 11/15/25	1,165	1,165,264
Monroe County Industrial Development Corp., Refunding RB, 5.00%, 12/01/23	500	505,861
New York City Housing Development Corp., Refunding RB, (FHA 542(C)), 1.05%, 05/01/28	1,000	879,290
New York City Municipal Water Finance Authority Refunding RB, VRDN, 3.40%, 01/04/23(a)	2,900	2,900,000
New York City Municipal Water Finance Authority, Refunding RB, Refunding RB, VRDN, 3.85%, 01/04/23(a)	2,400	2,400,000
New York Convention Center Development Corp., RB, Class B, Sub Lien, 5.00%, 11/15/23	1,915	1,930,538
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/23	350	355,198
New York State Housing Finance Agency, RB, M/F Housing, Series P, 1.55%, 11/01/23	3,695	3,638,943
New York State Thruway Authority, Refunding RB, Series K, 5.00%, 01/01/23	775	775,000
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/27	2,500	2,614,335
New York Transportation Development Corp., Refunding RB
5.00%, 12/01/23	550	558,798
5.00%, 12/01/24	1,030	1,066,706
Series A, AMT, 5.00%, 12/01/25	1,000	1,035,592
Port Authority of New York & New Jersey, Refunding ARB, Series 230, 4.00%, 12/01/28	2,000	2,138,118
Port Authority of New York & New Jersey, Refunding RB
Series 227, AMT, 3.00%, 10/01/27	1,230	1,198,784
Series 227, AMT, 3.00%, 10/01/28	4,000	3,908,360
State of New York Mortgage Agency, RB, S/F Housing, Series 212, AMT, 2.95%, 04/01/25	1,000	987,778
State of New York Mortgage Agency, Refunding RB
Series 235, AMT, 0.65%, 04/01/24	705	679,805
Series 235, AMT, 0.75%, 10/01/24	830	789,888
Series 235, AMT, 0.88%, 04/01/25	1,710	1,607,819
Town of Oyster Bay New York, Refunding GO, 4.00%, 03/01/24	390	394,664
Triborough Bridge & Tunnel Authority, Refunding RB, Series E2A, 3.93%, 04/01/26(a)	7,500	7,500,000

		45,579,117

Ohio — 3.2%
City of Cleveland Ohio, GO, Series A, 3.00%, 12/01/23	350	350,160
County of Allen Ohio Hospital Facilities Revenue, Refunding RB
5.00%, 12/01/23	1,100	1,119,107
Series A, 5.00%, 08/01/23	300	303,276
Lancaster Port Authority, Refunding RB
Series A, 5.00%, 02/01/23	250	250,115
Series A, Refunding RB, 5.00%, 08/01/49(a)	12,610	12,833,083
Ohio Air Quality Development Authority, Refunding RB(a) 4.00%, 09/01/30	1,100	1,097,171

Security	Par (000)	Value

Ohio (continued)
Ohio Air Quality Development Authority, Refunding RB(a) (continued)
Series A, AMT, 4.25%, 11/01/39	$900	$898,906
Ohio Higher Educational Facility Commission, Refunding RB, Series B, 3.89%, 12/01/42(a)	5,335	5,158,961
State of Ohio, RB, 5.00%, 10/01/24	1,250	1,296,484

		23,307,263

Oklahoma — 0.1%
Oklahoma Municipal Power Authority, Refunding RB, Series A, (AGM), 5.00%, 01/01/25	390	405,983

Oregon — 0.0%
City of Hermiston Oregon, GO, 4.00%, 06/01/24	345	349,486

Pennsylvania — 7.9%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/27	2,000	2,091,536
Allegheny County Hospital Development Authority, RB, Series D2, 4.24%, 11/15/26(a)	3,850	3,882,906
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB
Series A, 5.00%, 07/01/24	735	754,219
Series C, AMT, 5.00%, 07/01/28	1,000	1,057,971
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series A, 5.00%, 01/01/23	500	500,000
Commonwealth Financing Authority, RB, 5.00%, 06/01/24	2,975	3,053,338
Commonwealth Financing Authority, Refunding RB, Series B, 5.00%, 06/01/25	620	649,097
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/15/24	1,585	1,625,408
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 08/15/23	1,000	1,012,797
County of Lehigh, Refunding RB, 5.00%, 07/01/23	700	705,328
DuBois Area School District, Refunding GO, Series B, (BAM SAW), 4.00%, 11/01/23	325	327,517
Easton Area School District, Refunding GO, Series A, (SAW), 4.00%, 04/01/23	375	375,743
Muhlenberg School District, Refunding GO
(SAW), 4.00%, 05/15/23	525	526,574
(SAW), 4.00%, 05/15/24	200	202,540
Palmyra Area School District, Refunding GO, (SAW), 4.00%, 04/01/23	590	590,998
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/24	575	588,738
Class A, AMT, 4.06%, 06/01/41(a)	5,000	4,844,425
Pennsylvania Economic Development Financing Authority, Refunding RB
0.40%, 10/01/23	5,000	4,885,535
4.81%, 12/01/37(a)	5,000	5,000,000
Series A, 4.00%, 10/15/24	425	432,130
Class B, VRDN, 4.81%, 01/07/23(a)	5,000	5,000,000
Pennsylvania Higher Education Assistance Agency, RB, Series A, AMT, 5.00%, 06/01/28	1,925	2,074,295
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 133, 5.00%, 10/01/23	400	405,482
Series 133, 5.00%, 04/01/25	565	588,352
Series 137, 5.00%, 04/01/27	240	256,273
Series 137, 5.00%, 10/01/27	225	241,293
Series 137, 5.00%, 04/01/28	250	269,075
Series 137, 5.00%, 10/01/28	260	280,661

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Refunding RB Series 136, 5.00%, 04/01/27	$875	$933,712
Series 136, 5.00%, 10/01/27	250	268,104
Series 136, 5.00%, 04/01/28	1,375	1,479,914
Pennsylvania Turnpike Commission, Refunding RB, VRDN, 3.66%, 01/07/23(a)	1,000	1,000,000
Perkasie Regional Authority, Refunding RB, (BAM), 4.00%, 02/01/23	230	230,141
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/24	500	514,627
Philadelphia Gas Works Co., Refunding RB Series B, 5.00%, 08/01/23	1,000	1,009,788
Series B, (AGM), 5.00%, 08/01/24	500	514,628
Pottstown School District, Refunding GO, (BAM SAW), 4.00%, 06/01/23	385	386,427
School District of Philadelphia, GO, Series A, (SAW), 5.00%, 09/01/23	1,250	1,261,510
Southeastern Pennsylvania Transportation Authority, RB 5.00%, 06/01/23	1,000	1,008,123
5.00%, 06/01/24	900	926,115
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 4.02%, 02/15/24(a)	5,000	4,982,590
Wilson Area School District, Refunding GO, (SAW), 4.00%, 03/15/23	900	901,232

		57,639,142

Puerto Rico — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, 5.00%, 12/01/23	5,000	5,070,805

Rhode Island — 0.6%
Rhode Island Commerce Corp., Refunding RB, Series A, 5.00%, 06/15/23	800	806,774
Rhode Island Student Loan Authority, RB Series A, AMT, 5.00%, 12/01/27	1,600	1,703,795
Series A, AMT, 5.00%, 12/01/28	1,515	1,626,327

		4,136,896

South Carolina — 2.6%
College of Charleston, Refunding RB, Series A, 5.00%, 04/01/24	1,640	1,680,605
Patriots Energy Group Financing Agency, RB, Series A, 4.00%, 10/01/48(a)	16,885	16,870,799
Piedmont Municipal Power Agency, Refunding RB, Series E, 5.00%, 01/01/23	500	500,000

		19,051,404

South Dakota — 0.1%
South Dakota Health & Educational Facilities Authority, Refunding RB Series A, 5.00%, 09/01/23	335	338,641
Series A, 5.00%, 09/01/24	350	360,044

		698,685

Tennessee — 2.8%
New Memphis Arena Public Building Authority, RB, CAB, 4.00%, 04/01/27(d)	1,855	1,694,264
Tennergy Corp., RB Series A, 4.00%, 03/01/24	350	348,703

Security	Par (000)	Value

Tennessee (continued)
Tennergy Corp., RB (continued)
Series A, 5.25%, 12/01/26	$725	$742,708
Series A, 5.50%, 12/01/27	775	804,228
Series A, 5.50%, 12/01/28	1,000	1,041,087
Series A, 4.00%, 12/01/51(a)	15,305	14,937,328
Tennessee Energy Acquisition Corp., RB Series A, 5.25%, 09/01/24	910	923,423
Series A, 5.00%, 11/01/24	250	254,548

		20,746,289

Texas — 5.7%
City of San Antonio Texas Airport System, Refunding RB, Series A, AMT, Subordinate Lien, 5.00%, 07/01/28	1,000	1,058,844
Clear Creek Independent School District, GO, (PSF), 5.00%, 02/15/25	650	679,704
Dallas Fort Worth International Airport, Refunding RB, Series A, 5.00%, 11/01/23	1,250	1,270,304
Goose Creek Consolidated Independent School District, GO, (PSF), 2.00%, 02/15/25	1,285	1,268,745
Harris County Cultural Education Facilities Finance Corp., Refunding RB(a) Class B, 5.00%, 06/01/50	1,500	1,645,725
Class C, 4.51%, 07/01/49	5,250	5,385,618
North Central Texas Housing Finance Corp., RB, M/F Housing, 0.38%, 08/01/40(a)	3,500	3,371,277
Port of Arthur Navigation District Industrial Development Corp., RB, VRDN, 3.74%, 01/07/23(a)	5,000	5,000,000
State of Texas, GO AMT, 5.00%, 08/01/26	2,830	3,039,375
AMT, 5.00%, 08/01/28	3,120	3,449,799
Texas Municipal Georgias Acquisition & Supply Corp. III, Refunding RB 5.00%, 12/15/23	1,000	1,006,805
5.00%, 12/15/25	6,500	6,661,096
5.00%, 12/15/27	7,200	7,461,540
Waco Educational Finance Corp., RB, 4.00%, 03/01/25	400	409,863

		41,708,695

Virginia — 0.1%
Fairfax County Industrial Development Authority, Refunding RB, 5.00%, 05/15/24	425	436,693
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/27	425	434,724

		871,417

Washington — 2.0%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 3.89%, 01/01/40(a)	9,700	9,666,215
King County Housing Authority, Refunding RB 3.00%, 06/01/23	200	199,617
3.00%, 06/01/24	225	223,830
Port of Seattle Washington, Refunding ARB, Series B, 5.00%, 03/01/24	1,375	1,404,541
Seattle Housing Authority, RB, M/F Housing, Series A, 3.00%, 06/01/23	3,000	2,996,871

		14,491,074

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 2.7%
Public Finance Authority, Refunding RB
5.00%, 01/01/23	$300	$300,000
5.00%, 01/01/24	300	303,841
State of Wisconsin, GO, Series A, 4.08%, 05/01/25(a)	11,490	11,375,583
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Series C-2, 3.84%, 08/15/54(a)	8,000	7,774,344

		19,753,768

Total Investments — 98.3% (Cost: $731,833,014)		721,313,379

Other Assets Less Liabilities — 1.7%		12,332,165

Net Assets — 100.0%		$733,645,544

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class(a)	$—	$—	$(167	)(b)	$167	$—	$—	—	$7,556	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$721,313,379	$—	$721,313,379

	$—	$721,313,379	$—	$721,313,379

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Statement of Assets and Liabilities  (unaudited)

December 31, 2022

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

ASSETS
Investments, at value — unaffiliated(a)	$1,295,236,695	$1,770,807,263	$9,881,613,719	$721,313,379
Investments, at value — affiliated(b)	39,372,266	47,991,754	223,916,087	—
Cash	—	—	—	69,969
Cash pledged for futures contracts	6,415,000	9,119,000	22,765,000	—
Receivables:
Investments sold	11,317,259	452,277	49,857,234	10,000
Capital shares sold	3,889,247	10,969,499	83,312,164	26,075,882
Dividends — unaffiliated	62,573	—	—	—
Dividends — affiliated	—	135,858	544,263	664
Interest — unaffiliated	14,939,226	23,774,809	119,252,876	5,188,130
Variation margin on futures contracts	1,059,003	1,483,429	3,851,148	—
Prepaid expenses	141,446	262,220	428,065	147,069

Total assets	1,372,432,715	1,864,996,109	10,385,540,556	752,805,093

ACCRUED LIABILITIES
Bank overdraft	—	29,039	11,286,582	—
Payables:
Investments purchased	162,692	—	16,354,570	7,000,000
TOB Trust	6,719,555	—	—	—
Accounting services fees	67,147	83,886	422,636	44,213
Capital shares redeemed	8,097,321	23,595,698	122,505,359	11,205,525
Custodian fees	7,593	7,945	53,690	2,372
Income dividend distributions	780,390	1,481,770	5,412,549	613,367
Interest expense and fees	413,332	460,767	2,663,936	—
Investment advisory fees	427,750	678,419	3,070,464	139,675
Directors’ and Officer’s fees	15,750	2,615	143,172	853
Other accrued expenses	21,188	63,958	86,273	28,797
Professional fees	—	—	82,118	29,585
Service and distribution fees	173,638	140,977	607,798	62,660
Transfer agent fees	103,547	102,719	745,161	32,502

Total accrued liabilities	16,989,903	26,647,793	163,434,308	19,159,549

OTHER LIABILITIES
TOB Trust Certificates	104,579,671	91,838,967	481,619,958	—

Total liabilities	121,569,574	118,486,760	645,054,266	19,159,549

NET ASSETS	$1,250,863,141	$1,746,509,349	$9,740,486,290	$733,645,544

NET ASSETS CONSIST OF
Paid-in capital	$1,388,910,824	$1,992,083,886	$10,786,118,426	$762,863,580
Accumulated loss	(138,047,683)	(245,574,537)	(1,045,632,136)	(29,218,036)

NET ASSETS	$1,250,863,141	$1,746,509,349	$9,740,486,290	$733,645,544

(a) Investments, at cost — unaffiliated	$1,357,863,998	$1,970,083,911	$10,301,045,235	$731,833,014
(b) Investments, at cost — affiliated	$39,371,930	$47,991,649	$223,845,053	$—

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited) (continued)

December 31, 2022

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

NET ASSET VALUE

Institutional
Net assets	$571,282,270	$858,697,175	$3,836,733,179	$379,084,652

Shares outstanding	55,488,354	98,704,836	386,372,828	38,910,396

Net asset value	$10.30	$8.70	$9.93	$9.74

Shares authorized	Unlimited	350 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	N/A	$1,455,125	N/A

Shares outstanding	N/A	N/A	146,630	N/A

Net asset value	N/A	N/A	$9.92	N/A

Shares authorized	N/A	N/A	375 Million	N/A

Par value	N/A	N/A	$0.10	N/A

Investor A
Net assets	$552,493,588	$534,382,361	$2,505,567,266	$274,967,304

Shares outstanding	53,628,532	61,579,434	252,147,202	28,201,277

Net asset value	$10.30	$8.68	$9.94	$9.75

Shares authorized	Unlimited	100 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$69,790,424	N/A	N/A	$10,964,672

Shares outstanding	6,774,783	N/A	N/A	1,124,333

Net asset value	$10.30	N/A	N/A	$9.75

Shares authorized	Unlimited	N/A	N/A	150 Million

Par value	$0.10	N/A	N/A	$0.10

Investor C
Net assets	$52,841,693	$28,264,234	$73,868,544	$6,617,286

Shares outstanding	5,130,965	3,247,877	7,432,558	702,073

Net asset value	$10.30	$8.70	$9.94	$9.43

Shares authorized	Unlimited	100 Million	375 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Class K
Net assets	$4,455,166	$325,165,579	$3,322,862,176	$62,011,630

Shares outstanding	432,804	37,388,073	334,481,395	6,363,401

Net asset value	$10.29	$8.70	$9.93	$9.75

Shares authorized	Unlimited	2 Billion	1.35 Billion	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statement of Operations  (unaudited)

Six Months Ended December 31, 2022

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

INVESTMENT INCOME
Dividends — affiliated	$257,913	$561,253	$2,353,896	$7,556
Interest — unaffiliated	24,649,778	44,253,319	194,371,139	7,369,309

Total investment income	24,907,691	44,814,572	196,725,035	7,376,865

EXPENSES
Investment advisory	3,135,730	4,352,883	20,417,507	1,078,789
Service and distribution — class specific	1,056,397	891,394	3,872,414	364,882
Transfer agent — class specific	382,052	465,193	2,850,735	209,997
Professional	111,366	116,243	82,239	38,363
Accounting services	92,720	116,678	514,611	63,616
Registration	40,445	140,536	250,210	105,913
Printing and postage	22,054	14,794	15,929	14,353
Directors and Officer	10,697	14,231	84,426	5,872
Custodian	9,712	14,022	69,973	6,036
Miscellaneous	55,355	77,163	121,203	20,374

Total expenses	4,916,528	6,203,137	28,279,247	1,908,195
Interest expense(a)	1,377,359	1,377,600	6,409,468	—

Total expenses	6,293,887	7,580,737	34,688,715	1,908,195
Less:
Fees waived and/or reimbursed by the Manager	(425,816)	(167,381)	(1,436,745)	(190,430)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(48,316)	(97,367)	(1,096,957)	(65,805)

Total expenses after fees waived and/or reimbursed	5,819,755	7,315,989	32,155,013	1,651,960

Net investment income	19,087,936	37,498,583	164,570,022	5,724,905

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(24,964,633)	(59,456,851)	(440,533,917)	(6,172,474)
Investments — affiliated	—	(14,354)	(49,865)	167
Futures contracts	18,970,715	21,194,088	50,528,316	—

	(5,993,918)	(38,277,117)	(390,055,466)	(6,172,307)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,413,011)	(29,569,766)	196,926,702	2,547,087
Investments — affiliated	(1)	(13,586)	(211,723)	—
Futures contracts	3,565,818	(477,800)	27,177,119	—

	(3,847,194)	(30,061,152)	223,892,098	2,547,087

Net realized and unrealized loss	(9,841,112)	(68,338,269)	(166,163,368)	(3,625,220)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,246,824	$(30,839,686)	$(1,593,346)	$2,099,685

(a)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock New York Municipal Opportunities Fund		BlackRock High Yield Municipal Fund
	Six Months Ended 12/31/22 (unaudited)	Year Ended 06/30/22	Six Months Ended 12/31/22 (unaudited)	Year Ended 06/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,087,936	$36,040,388	$37,498,583	$65,381,740
Net realized gain (loss)	(5,993,918)	29,090,314	(38,277,117)	(1,729,237)
Net change in unrealized appreciation (depreciation)	(3,847,194)	(199,818,075)	(30,061,152)	(354,793,843)

Net increase (decrease) in net assets resulting from operations	9,246,824	(134,687,373)	(30,839,686)	(291,141,340)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,491,099)	(17,701,989)	(18,187,102)	(38,913,538)
Investor A	(7,942,057)	(14,918,046)	(10,968,391)	(21,610,759)
Investor A1	(1,058,519)	(2,006,341)	—	—
Investor C	(573,702)	(1,154,173)	(453,921)	(1,039,792)
Class K	(76,553)	(140,624)	(7,440,657)	(9,449,244)

Decrease in net assets resulting from distributions to shareholders	(19,141,930)	(35,921,173)	(37,050,071)	(71,013,333)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(113,950,143)	(40,921,219)	(109,458,671)	250,730,888

NET ASSETS
Total decrease in net assets	(123,845,249)	(211,529,765)	(177,348,428)	(111,423,785)
Beginning of period	1,374,708,390	1,586,238,155	1,923,857,777	2,035,281,562

End of period	$1,250,863,141	$1,374,708,390	$1,746,509,349	$1,923,857,777

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets  (continued)

	BlackRock National Municipal Fund		BlackRock Short-Term Municipal Fund
	Six Months Ended 12/31/22 (unaudited)	Year Ended 06/30/22	Six Months Ended 12/31/22 (unaudited)	Year Ended 06/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$164,570,022	$273,927,337	$5,724,905	$4,090,849
Net realized loss	(390,055,466)	(229,940,609)	(6,172,307)	(10,654,551)
Net change in unrealized appreciation (depreciation)	223,892,098	(1,474,047,839)	2,547,087	(18,300,286)

Net increase (decrease) in net assets resulting from operations	(1,593,346)	(1,430,061,111)	2,099,685	(24,863,988)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(66,250,347)	(141,270,191)	(3,147,681)	(2,953,108)
Service	(30,064)	(80,775)	—	—
Investor A	(40,583,989)	(88,850,592)	(1,925,043)	(982,419)
Investor A1	—	—	(91,573)	(61,798)
Investor C	(876,536)	(1,683,957)	(18,797)	—
Class K	(57,888,843)	(111,707,937)	(627,284)	(228,855)

Decrease in net assets resulting from distributions to shareholders	(165,629,779)	(343,593,452)	(5,810,378)	(4,226,180)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,298,042,373)	(2,214,169,146)	(107,096,536)	47,597,807

NET ASSETS
Total increase (decrease) in net assets	(1,465,265,498)	(3,987,823,709)	(110,807,229)	18,507,639
Beginning of period	11,205,751,788	15,193,575,497	844,452,773	825,945,134

End of period	$9,740,486,290	$11,205,751,788	$733,645,544	$844,452,773

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund

	Institutional
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$10.36		$11.59	$10.83	$11.38	$11.31	$11.21

Net investment income(a)	0.15		0.28	0.28	0.28	0.33	0.33
Net realized and unrealized gain (loss)	(0.06)		(1.23)	0.76	(0.55)	0.22	0.10

Net increase (decrease) from investment operations	0.09		(0.95)	1.04	(0.27)	0.55	0.43

Distributions(b)
From net investment income	(0.15)		(0.28)	(0.28)	(0.28)	(0.36)	(0.33)
From net realized gain	—		—	—	—	(0.12)	—

Total distributions	(0.15)		(0.28)	(0.28)	(0.28)	(0.48)	(0.33)

Net asset value, end of period	$10.30		$10.36	$11.59	$10.83	$11.38	$11.31

Total Return(c)
Based on net asset value	0.92	%(d)	(8.35)%	9.71%	(2.41)%	4.96%	3.93%

Ratios to Average Net Assets(e)
Total expenses	0.78	%(f)	0.62%	0.61%	0.63%	0.71%	0.74%

Total expenses after fees waived and/or reimbursed	0.70	%(f)	0.56%	0.54%	0.58%	0.65%	0.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.50	%(f)	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.97	%(f)	2.49%	2.49%	2.52%	2.99%	2.96%

Supplemental Data
Net assets, end of period (000)	$571,282		$646,500	$706,229	$702,632	$733,534	$455,378

Borrowings outstanding, end of period (000)	$104,580		$119,892	$104,930	$94,386	$88,529	$67,389

Portfolio turnover rate	28%		32%	15%	43%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds. (f) Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20		Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$10.36		$11.59	$10.84	$11.39		$11.31	$11.21

Net investment income(a)	0.14		0.25	0.25	0.25		0.31	0.31
Net realized and unrealized gain (loss)	(0.06)		(1.23)	0.75	(0.55)		0.22	0.10

Net increase (decrease) from investment operations	0.08		(0.98)	1.00	(0.30)		0.53	0.41

Distributions(b)
From net investment income	(0.14)		(0.25)	(0.25)	(0.25)		(0.33)	(0.31)
From net realized gain	—		—	—	—		(0.12)	—

Total distributions	(0.14)		(0.25)	(0.25)	(0.25)		(0.45)	(0.31)

Net asset value, end of period	$10.30		$10.36	$11.59	$10.84		$11.39	$11.31

Total Return(c)
Based on net asset value	0.79	%(d)	(8.58)%	9.34%	(2.65)%		4.79%	3.67%

Ratios to Average Net Assets(e)
Total expenses	1.01	%(f)	0.86%	0.85%	0.88	%(g)	0.97%	0.96%

Total expenses after fees waived and/or reimbursed	0.95	%(f)	0.81%	0.79%	0.84%		0.90%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.75	%(f)	0.75%	0.75%	0.75%		0.75%	0.75%

Net investment income	2.72	%(f)	2.24%	2.24%	2.27%		2.73%	2.71%

Supplemental Data
Net assets, end of period (000)	$552,494		$585,695	$697,842	$756,236		$609,557	$362,961

Borrowings outstanding, end of period (000)	$104,580		$119,892	$104,930	$94,386		$88,529	$67,389

Portfolio turnover rate	28%		32%	15%	43%		43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor A1
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20		Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$10.36		$11.59	$10.84	$11.38		$11.31	$11.21

Net investment income(a)	0.15		0.27	0.27	0.27		0.32	0.32
Net realized and unrealized gain (loss)	(0.06)		(1.23)	0.75	(0.54)		0.21	0.10

Net increase (decrease) from investment operations	0.09		(0.96)	1.02	(0.27)		0.53	0.42

Distributions(b)
From net investment income	(0.15)		(0.27)	(0.27)	(0.27)		(0.34)	(0.32)
From net realized gain	—		—	—	—		(0.12)	—

Total distributions	(0.15)		(0.27)	(0.27)	(0.27)		(0.46)	(0.32)

Net asset value, end of period	$10.30		$10.36	$11.59	$10.84		$11.38	$11.31

Total Return(c)
Based on net asset value	0.87	%(d)	(8.44)%	9.50%	(2.42)%		4.85%	3.83%

Ratios to Average Net Assets(e)
Total expenses	0.87	%(f)	0.71%	0.70%	0.73	%(g)	0.81%	0.81%

Total expenses after fees waived and/or reimbursed	0.80	%(f)	0.66%	0.64%	0.69%		0.75%	0.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.60	%(f)	0.60%	0.60%	0.60%		0.60%	0.60%

Net investment income	2.87	%(f)	2.39%	2.39%	2.42%		2.89%	2.87%

Supplemental Data
Net assets, end of period (000)	$69,790		$74,808	$89,501	$91,458		$103,286	$107,538

Borrowings outstanding, end of period (000)	$104,580		$119,892	$104,930	$94,386		$88,529	$67,389

Portfolio turnover rate	28%		32%	15%	43%		43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Investor C
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$10.36		$11.59	$10.83	$11.38	$11.31	$11.21

Net investment income(a)	0.10		0.17	0.17	0.17	0.22	0.22
Net realized and unrealized gain (loss)	(0.06)		(1.23)	0.76	(0.55)	0.21	0.10

Net increase (decrease) from investment operations	0.04		(1.06)	0.93	(0.38)	0.43	0.32

Distributions(b)
From net investment income	(0.10)		(0.17)	(0.17)	(0.17)	(0.24)	(0.22)
From net realized gain	—		—	—	—	(0.12)	—

Total distributions	(0.10)		(0.17)	(0.17)	(0.17)	(0.36)	(0.22)

Net asset value, end of period	$10.30		$10.36	$11.59	$10.83	$11.38	$11.31

Total Return(c)
Based on net asset value	0.41	%(d)	(9.27)%	8.62%	(3.38)%	3.92%	2.89%

Ratios to Average Net Assets(e)
Total expenses	1.78	%(f)	1.62%	1.62%	1.64%	1.72%	1.73%

Total expenses after fees waived and/or reimbursed	1.70	%(f)	1.56%	1.54%	1.59%	1.65%	1.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	1.50	%(f)	1.50%	1.50%	1.50%	1.50%	1.50%

Net investment income	1.97	%(f)	1.48%	1.49%	1.52%	1.99%	1.96%

Supplemental Data
Net assets, end of period (000)	$52,842		$62,566	$87,465	$111,588	$119,391	$98,722

Borrowings outstanding, end of period (000)	$104,580		$119,892	$104,930	$94,386	$88,529	$67,389

Portfolio turnover rate	28%		32%	15%	43%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)

	Class K
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Period from 01/25/18(a) to 06/30/18

Net asset value, beginning of period	$10.36		$11.58	$10.83	$11.38	$11.31	$11.34

Net investment income(b)	0.16		0.29	0.28	0.29	0.34	0.16
Net realized and unrealized gain (loss)	(0.07)		(1.23)	0.75	(0.55)	0.21	(0.05)

Net increase (decrease) from investment operations	0.09		(0.94)	1.03	(0.26)	0.55	0.11

Distributions(c)
From net investment income	(0.16)		(0.28)	(0.28)	(0.29)	(0.36)	(0.14)
From net realized gain	—		—	—	—	(0.12)	—

Total distributions	(0.16)		(0.28)	(0.28)	(0.29)	(0.48)	(0.14)

Net asset value, end of period	$10.29		$10.36	$11.58	$10.83	$11.38	$11.31

Total Return(d)
Based on net asset value	0.85	%(e)	(8.23)%	9.67%	(2.36)%	5.01%	1.02	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.72	%(g)	0.57%	0.57%	0.59%	0.67%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.65	%(g)	0.51%	0.49%	0.54%	0.60%	0.58	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.45	%(g)	0.45%	0.45%	0.45%	0.45%	0.45	%(g)

Net investment income	3.02	%(g)	2.55%	2.53%	2.54%	3.05%	3.42	%(g)

Supplemental Data
Net assets, end of period (000)	$4,455		$5,139	$5,202	$4,097	$4,050	$2,611

Borrowings outstanding, end of period (000)	$104,580		$119,892	$104,930	$94,386	$88,529	$67,389

Portfolio turnover rate	28%		32%	15%	43%	43%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund

	Institutional
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$9.00		$10.69	$9.54	$9.89	$9.59	$9.54

Net investment income(a)	0.18		0.32	0.35	0.36	0.39	0.40
Net realized and unrealized gain (loss)	(0.31)		(1.66)	1.15	(0.35)	0.30	0.05

Net increase (decrease) from investment operations	(0.13)		(1.34)	1.50	0.01	0.69	0.45

Distributions(b)
From net investment income	(0.17)		(0.32)	(0.35)	(0.36)	(0.39)	(0.40)
From net realized gain	—		(0.03)	—	—	—	—

Total distributions	(0.17)		(0.35)	(0.35)	(0.36)	(0.39)	(0.40)

Net asset value, end of period	$8.70		$9.00	$10.69	$9.54	$9.89	$9.59

Total Return(c)
Based on net asset value	(1.38	)%(d)	(12.84)%	16.00%	0.10%	7.36%	4.78%

Ratios to Average Net Assets(e)
Total expenses	0.72	%(f)	0.61%	0.61%	0.66%	0.71%	0.70%

Total expenses after fees waived and/or reimbursed	0.68	%(f)	0.59%	0.58%	0.64%	0.68%	0.68%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g) .	0.54	%(f)	0.54%	0.54%	0.53%	0.52%	0.54%

Net investment income	4.01	%(f)	3.17%	3.44%	3.71%	4.03%	4.14%

Supplemental Data
Net assets, end of period (000)	$858,697		$884,648	$1,190,526	$757,746	$780,811	$549,217

Borrowings outstanding, end of period (000)	$91,839		$99,141	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	19%		34%	23%	31%	14%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$8.98		$10.67	$9.52	$9.87	$9.56	$9.52

Net investment income(a)	0.17		0.30	0.32	0.34	0.36	0.37
Net realized and unrealized gain (loss)	(0.31)		(1.66)	1.15	(0.35)	0.31	0.04

Net increase (decrease) from investment operations	(0.14)		(1.36)	1.47	(0.01)	0.67	0.41

Distributions(b)
From net investment income	(0.16)		(0.30)	(0.32)	(0.34)	(0.36)	(0.37)
From net realized gain	—		(0.03)	—	—	—	—

Total distributions	(0.16)		(0.33)	(0.32)	(0.34)	(0.36)	(0.37)

Net asset value, end of period	$8.68		$8.98	$10.67	$9.52	$9.87	$9.56

Total Return(c)
Based on net asset value	(1.51	)%(d)	(13.09)%	15.73%	(0.16)%	7.21%	4.40%

Ratios to Average Net Assets(e)
Total expenses	0.95	%(f)	0.84%	0.85%	0.92%	0.98%	0.96%

Total expenses after fees waived and/or reimbursed	0.93	%(f)	0.83%	0.83%	0.89%	0.95%	0.94%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.78	%(f)	0.78%	0.78%	0.78%	0.79%	0.80%

Net investment income	3.78	%(f)	2.96%	3.20%	3.46%	3.76%	3.88%

Supplemental Data
Net assets, end of period (000)	$534,382		$616,248	$634,326	$422,270	$345,255	$220,992

Borrowings outstanding, end of period (000)	$91,839		$99,141	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	19%		34%	23%	31%	14%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Investor C
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$9.01		$10.70	$9.55	$9.89	$9.59	$9.55

Net investment income(a)	0.13		0.22	0.25	0.26	0.29	0.30
Net realized and unrealized gain (loss)	(0.31)		(1.66)	1.15	(0.34)	0.30	0.04

Net increase (decrease) from investment operations	(0.18)		(1.44)	1.40	(0.08)	0.59	0.34

Distributions(b)
From net investment income	(0.13)		(0.22)	(0.25)	(0.26)	(0.29)	(0.30)
From net realized gain	—		(0.03)	—	—	—	—

Total distributions	(0.13)		(0.25)	(0.25)	(0.26)	(0.29)	(0.30)

Net asset value, end of period	$8.70		$9.01	$10.70	$9.55	$9.89	$9.59

Total Return(c)
Based on net asset value	(1.99	)%(d)	(13.70)%	14.83%	(0.80)%	6.28%	3.62%

Ratios to Average Net Assets(e)
Total expenses	1.74	%(f)	1.62%	1.63%	1.69%	1.74%	1.73%

Total expenses after fees waived and/or reimbursed	1.68	%(f)	1.59%	1.59%	1.65%	1.70%	1.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	1.54	%(f)	1.54%	1.54%	1.54%	1.54%	1.56%

Net investment income	3.01	%(f)	2.18%	2.49%	2.70%	3.02%	3.13%

Supplemental Data
Net assets, end of period (000)	$28,264		$33,626	$44,050	$58,114	$64,484	$60,065

Borrowings outstanding, end of period (000)	$91,839		$99,141	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	19%		34%	23%	31%	14%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)

	Class K
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Period from 01/25/18(a) to 06/30/18

Net asset value, beginning of period	$9.00		$10.69	$9.54	$9.89	$9.59	$9.62

Net investment income(b)	0.18		0.33	0.35	0.36	0.39	0.18
Net realized and unrealized gain (loss)	(0.30)		(1.66)	1.15	(0.34)	0.30	(0.04)

Net increase (decrease) from investment operations	(0.12)		(1.33)	1.50	0.02	0.69	0.14

Distributions(c)
From net investment income	(0.18)		(0.33)	(0.35)	(0.37)	(0.39)	(0.17)
From net realized gain	—		(0.03)	—	—	—	—

Total distributions	(0.18)		(0.36)	(0.35)	(0.37)	(0.39)	(0.17)

Net asset value, end of period	$8.70		$9.00	$10.69	$9.54	$9.89	$9.59

Total Return(d)
Based on net asset value	(1.36	)%(e)	(12.80)%	16.05%	0.14%	7.40%	1.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.66	%(g)	0.55%	0.57%	0.64%	0.69%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.63	%(g)	0.54%	0.54%	0.60%	0.65%	0.62	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.49	%(g)	0.49%	0.49%	0.49%	0.49%	0.49	%(g)

Net investment income	4.03	%(g)	3.33%	3.47%	3.77%	4.04%	4.48	%(g)

Supplemental Data
Net assets, end of period (000)	$325,166		$389,335	$166,379	$83,809	$49,062	$11,712

Borrowings outstanding, end of period (000)	$91,839		$99,141	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	19%		34%	23%	31%	14%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund

	Institutional
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22		Year Ended 06/30/21		Year Ended 06/30/20		Year Ended 06/30/19		Year Ended 06/30/18

Net asset value, beginning of period	$10.08		$11.47		$11.07		$11.06		$10.79		$10.88

Net investment income(a)	0.16		0.22		0.21		0.26		0.33		0.33
Net realized and unrealized gain (loss)	(0.15)		(1.34)		0.40		0.02		0.27		(0.09)

Net increase (decrease) from investment operations	0.01		(1.12)		0.61		0.28		0.60		0.24

Distributions(b)
From net investment income	(0.16)		(0.22)		(0.21)		(0.26)		(0.33)		(0.33)
From net realized gain	(0.00	)(c)	(0.05)		—		(0.01)		—		—

Total distributions	(0.16)		(0.27)		(0.21)		(0.27)		(0.33)		(0.33)

Net asset value, end of period	$9.93		$10.08		$11.47		$11.07		$11.06		$10.79

Total Return(d)
Based on net asset value	0.10	%(e)	(9.89)%		5.59%		2.62%		5.68%		2.23%

Ratios to Average Net Assets(f)
Total expenses	0.61	%(g)	0.49%		0.49%		0.53%		0.53%		0.52%

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.44%		0.44%		0.47%		0.48%		0.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.43	%(g)(h)	0.43	%(h)	0.43	%(h)	0.43	%(h)	0.43	%(h)	0.44%

Net investment income	3.16	%(g)	2.00%		1.89%		2.39%		3.04%		3.04%

Supplemental Data
Net assets, end of period (000)	$3,836,733		$4,410,891		$5,801,296		$4,650,471		$4,063,258		$3,028,849

Borrowings outstanding, end of period (000)	$481,620		$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	27%		74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Service
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22		Year Ended 06/30/21		Year Ended 06/30/20		Year Ended 06/30/19		Year Ended 06/30/18

Net asset value, beginning of period	$10.07		$11.46		$11.07		$11.06		$10.78		$10.87

Net investment income(a)	0.15		0.20		0.19		0.25		0.31		0.31
Net realized and unrealized gain (loss)	(0.15)		(1.34)		0.39		0.01		0.27		(0.10)

Net increase (decrease) from investment operations	—		(1.14)		0.58		0.26		0.58		0.21

Distributions(b)
From net investment income	(0.15)		(0.20)		(0.19)		(0.24)		(0.30)		(0.30)
From net realized gain	(0.00	)(c)	(0.05)		—		(0.01)		—		—

Total distributions	(0.15)		(0.25)		(0.19)		(0.25)		(0.30)		(0.30)

Net asset value, end of period	$9.92		$10.07		$11.46		$11.07		$11.06		$10.78

Total Return(d)
Based on net asset value	(0.02	)%(e)	(10.11)%		5.24%		2.37%		5.51%		1.99%

Ratios to Average Net Assets(f)
Total expenses	0.83	%(g)	0.70%		0.71%		0.74%		0.76%		0.71%

Total expenses after fees waived and/or reimbursed	0.79	%(g)	0.68%		0.68%		0.71%		0.73%		0.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.67	%(g)(h)	0.67	%(h)	0.67	%(h)	0.67	%(h)	0.68	%(h)	0.67%

Net investment income	2.90	%(g)	1.77%		1.65%		2.25%		2.90%		2.90%

Supplemental Data
Net assets, end of period (000)	$1,455		$2,889		$3,564		$3,494		$3,318		$2,407

Borrowings outstanding, end of period (000)	$481,620		$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	27%		74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22		Year Ended 06/30/21		Year Ended 06/30/20		Year Ended 06/30/19		Year Ended 06/30/18

Net asset value, beginning of period	$10.08		$11.47		$11.08		$11.07		$10.80		$10.88

Net investment income(a)	0.15		0.19		0.19		0.24		0.30		0.30
Net realized and unrealized gain (loss)	(0.14)		(1.34)		0.39		0.02		0.27		(0.08)

Net increase (decrease) from investment operations	0.01		(1.15)		0.58		0.26		0.57		0.22

Distributions(b)
From net investment income	(0.15)		(0.19)		(0.19)		(0.24)		(0.30)		(0.30)
From net realized gain	(0.00	)(c)	(0.05)		—		(0.01)		—		—

Total distributions	(0.15)		(0.24)		(0.19)		(0.25)		(0.30)		(0.30)

Net asset value, end of period	$9.94		$10.08		$11.47		$11.08		$11.07		$10.80

Total Return(d)
Based on net asset value	0.08	%(e)	(10.11)%		5.23%		2.36%		5.41%		2.07%

Ratios to Average Net Assets(f)
Total expenses	0.86	%(g)	0.75%		0.75%		0.80%		0.82%		0.77%

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.69%		0.69%		0.72%		0.73%		0.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68	%(g)(h)	0.68	%(h)	0.68	%(h)	0.68	%(h)	0.68	%(h)	0.69%

Net investment income	2.91	%(g)	1.74%		1.64%		2.13%		2.79%		2.79%

Supplemental Data
Net assets, end of period (000)	$2,505,567		$2,976,747		$4,427,191		$3,978,736		$3,227,894		$2,730,622

Borrowings outstanding, end of period (000)	$481,620		$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	27%		74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Investor C
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22		Year Ended 06/30/21		Year Ended 06/30/20		Year Ended 06/30/19		Year Ended 06/30/18

Net asset value, beginning of period	$10.09		$11.48		$11.08		$11.07		$10.80		$10.88

Net investment income(a)	0.11		0.11		0.10		0.15		0.22		0.22
Net realized and unrealized gain (loss)	(0.15)		(1.34)		0.40		0.02		0.27		(0.08)

Net increase (decrease) from investment operations	(0.04)		(1.23)		0.50		0.17		0.49		0.14

Distributions(b)
From net investment income	(0.11)		(0.11)		(0.10)		(0.15)		(0.22)		(0.22)
From net realized gain	(0.00	)(c)	(0.05)		—		(0.01)		—		—

Total distributions	(0.11)		(0.16)		(0.10)		(0.16)		(0.22)		(0.22)

Net asset value, end of period	$9.94		$10.09		$11.48		$11.08		$11.07		$10.80

Total Return(d)
Based on net asset value	(0.40	)%(e)	(10.77)%		4.53%		1.60%		4.63%		1.31%

Ratios to Average Net Assets(f)
Total expenses	1.61	%(g)	1.48%		1.48%		1.51%		1.51%		1.47%

Total expenses after fees waived and/or reimbursed	1.55	%(g)	1.44%		1.44%		1.47%		1.48%		1.43%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.43	%(g)(h)	1.43	%(h)	1.43	%(h)	1.43	%(h)	1.43	%(h)	1.43%

Net investment income	2.16	%(g)	0.99%		0.90%		1.39%		2.06%		2.04%

Supplemental Data
Net assets, end of period (000)	$73,869		$87,530		$129,601		$232,884		$270,445		$327,384

Borrowings outstanding, end of period (000)	$481,620		$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	27%		74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)

	Class K
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22		Year Ended 06/30/21		Year Ended 06/30/20		Year Ended 06/30/19		Year Ended 06/30/18

Net asset value, beginning of period	$10.08		$11.47		$11.08		$11.07		$10.79		$10.88

Net investment income(a)	0.16		0.23		0.22		0.27		0.33		0.33
Net realized and unrealized gain (loss)	(0.15)		(1.34)		0.39		0.02		0.28		(0.09)

Net increase (decrease) from investment operations	0.01		(1.11)		0.61		0.29		0.61		0.24

Distributions(b)
From net investment income	(0.16)		(0.23)		(0.22)		(0.27)		(0.33)		(0.33)
From net realized gain	(0.00	)(c)	(0.05)		—		(0.01)		—		—

Total distributions	(0.16)		(0.28)		(0.22)		(0.28)		(0.33)		(0.33)

Net asset value, end of period	$9.93		$10.08		$11.47		$11.08		$11.07		$10.79

Total Return(d)
Based on net asset value	0.13	%(e)	(9.84)%		5.54%		2.67%		5.82%		2.28%

Ratios to Average Net Assets(f)
Total expenses	0.53	%(g)	0.41%		0.42%		0.46%		0.46%		0.44%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.39%		0.39%		0.42%		0.43%		0.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38	%(g)(h)	0.38	%(h)	0.38	%(h)	0.38	%(h)	0.38	%(h)	0.39%

Net investment income	3.22	%(g)	2.06%		1.94%		2.43%		3.09%		3.09%

Supplemental Data
Net assets, end of period (000)	$3,322,862		$3,727,694		$4,831,923		$4,524,990		$3,736,686		$3,012,495

Borrowings outstanding, end of period (000)	$481,620		$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	27%		74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund

	Institutional
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$9.80		$10.17	$10.15	$10.15	$10.08	$10.12

Net investment income(a)	0.08		0.06	0.07	0.15	0.16	0.11
Net realized and unrealized gain (loss)	(0.06)		(0.37)	0.02	—	0.07	(0.04)

Net increase (decrease) from investment operations	0.02		(0.31)	0.09	0.15	0.23	0.07

Distributions from net investment income(b)	(0.08)		(0.06)	(0.07)	(0.15)	(0.16)	(0.11)

Net asset value, end of period	$9.74		$9.80	$10.17	$10.15	$10.15	$10.08

Total Return(c)
Based on net asset value	0.22	%(d)	(3.06)%	0.90%	1.47%	2.32%	0.71%

Ratios to Average Net Assets(e)
Total expenses	0.44	%(f)	0.44%	0.44%	0.46%	0.46%	0.49%

Total expenses after fees waived and/or reimbursed	0.36	%(f)	0.36%	0.36%	0.36%	0.36%	0.36%

Net investment income	1.65	%(f)	0.59%	0.70%	1.46%	1.61%	1.12%

Supplemental Data
Net assets, end of period (000)	$379,085		$499,800	$502,164	$418,338	$350,720	$360,543

Portfolio turnover rate	56%		106%	41%	94%	129%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$9.81		$10.18	$10.16	$10.15	$10.08	$10.13

Net investment income(a)	0.07		0.03	0.05	0.12	0.14	0.09
Net realized and unrealized gain (loss)	(0.06)		(0.36)	0.02	0.01	0.07	(0.05)

Net increase (decrease) from investment operations	0.01		(0.33)	0.07	0.13	0.21	0.04

Distributions from net investment income(b)	(0.07)		(0.04)	(0.05)	(0.12)	(0.14)	(0.09)

Net asset value, end of period	$9.75		$9.81	$10.18	$10.16	$10.15	$10.08

Total Return(c)
Based on net asset value	0.10	%(d)	(3.28)%	0.66%	1.32%	2.08%	0.37%

Ratios to Average Net Assets(e)
Total expenses	0.65	%(f)	0.63%	0.64%	0.65%	0.67%	0.68%

Total expenses after fees waived and/or reimbursed	0.59	%(f)	0.59%	0.59%	0.60%	0.60%	0.60%

Net investment income	1.42	%(f)	0.34%	0.45%	1.19%	1.39%	0.85%

Supplemental Data
Net assets, end of period (000)	$274,967		$256,950	$287,551	$199,842	$109,462	$61,444

Portfolio turnover rate	56%		106%	41%	94%	129%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor A1
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$9.81		$10.18	$10.16	$10.16	$10.08	$10.13

Net investment income(a)	0.07		0.04	0.06	0.13	0.15	0.10
Net realized and unrealized gain (loss)	(0.05)		(0.36)	0.02	0.01	0.08	(0.05)

Net increase (decrease) from investment operations	0.02		(0.32)	0.08	0.14	0.23	0.05

Distributions from net investment income(b)	(0.08)		(0.05)	(0.06)	(0.14)	(0.15)	(0.10)

Net asset value, end of period	$9.75		$9.81	$10.18	$10.16	$10.16	$10.08

Total Return(c)
Based on net asset value	0.17	%(d)	(3.15)%	0.80%	1.37%	2.32%	0.51%

Ratios to Average Net Assets(e)
Total expenses	0.52	%(f)	0.51%	0.51%	0.51%	0.53%	0.55%

Total expenses after fees waived and/or reimbursed	0.46	%(f)	0.46%	0.46%	0.46%	0.46%	0.46%

Net investment income	1.47	%(f)	0.44%	0.57%	1.33%	1.47%	0.98%

Supplemental Data
Net assets, end of period (000)	$10,965		$11,876	$12,930	$14,172	$15,570	$17,389

Portfolio turnover rate	56%		106%	41%	94%	129%	153%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Not annualized.

(e) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f) Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Investor C
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$9.48		$9.88	$9.89	$9.89	$9.82	$9.86

Net investment income (loss)(a)	—		(0.07)	(0.05)	0.03	0.05	—
Net realized and unrealized gain (loss)	(0.02)		(0.33)	0.04	0.02	0.08	(0.03)

Net increase (decrease) from investment operations	(0.02)		(0.40)	(0.01)	0.05	0.13	(0.03)

Distributions from net investment income(b)	(0.03)		—	—	(0.05)	(0.06)	(0.01)

Net asset value, end of period	$9.43		$9.48	$9.88	$9.89	$9.89	$9.82

Total Return(c)
Based on net asset value	(0.20	)%(d)	(4.05)%	(0.10)%	0.46%	1.33%	(0.26)%

Ratios to Average Net Assets(e)
Total expenses	1.44	%(f)	1.42%	1.43%	1.43%	1.45%	1.46%

Total expenses after fees waived and/or reimbursed	1.36	%(f)	1.36%	1.36%	1.36%	1.36%	1.36%

Net investment income (loss)	0.10	%(f)	(0.76)%	(0.53)%	0.34%	0.52%	0.01%

Supplemental Data
Net assets, end of period (000)	$6,617		$4,576	$5,123	$10,373	$15,434	$16,825

Portfolio turnover rate	56%		106%	41%	94%	129%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

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Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)

	Class K
	Six Months Ended 12/31/22 (unaudited)		Year Ended 06/30/22	Year Ended 06/30/21	Year Ended 06/30/20	Year Ended 06/30/19	Year Ended 06/30/18

Net asset value, beginning of period	$9.80		$10.17	$10.15	$10.15	$10.08	$10.12

Net investment income(a)	0.08		0.06	0.06	0.12	0.14	0.08
Net realized and unrealized gain (loss)	(0.05)		(0.37)	0.04	0.03	0.10	—

Net increase (decrease) from investment operations	0.03		(0.31)	0.10	0.15	0.24	0.08

Distributions from net investment income(b)	(0.08)		(0.06)	(0.08)	(0.15)	(0.17)	(0.12)

Net asset value, end of period	$9.75		$9.80	$10.17	$10.15	$10.15	$10.08

Total Return(c)
Based on net asset value	0.35	%(d)	(3.01)%	0.95%	1.52%	2.37%	0.76%

Ratios to Average Net Assets(e)
Total expenses	0.36	%(f)	0.35%	0.36%	0.37%	0.38%	0.38%

Total expenses after fees waived and/or reimbursed	0.31	%(f)	0.31%	0.31%	0.31%	0.31%	0.31%

Net investment income	1.65	%(f)	0.64%	0.57%	1.23%	1.43%	0.75%

Supplemental Data
Net assets, end of period (000)	$62,012		$71,250	$18,177	$7,148	$7,450	$6,719

Portfolio turnover rate	56%		106%	41%	94%	129%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Multi-State Municipal Series Trust (the “Trust”) and BlackRock Municipal Bond Fund, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00% for all Funds other than New York Municipal, which is subject to a maximum sales charge of 4.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of BlackRock Multi-State Municipal Series Trust and Board of Directors of BlackRock Municipal Bond Fund, Inc. are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

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Notes to Financial Statements  (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (unaudited) (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

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Notes to Financial Statements  (unaudited) (continued)

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
New York Municipal	$1,081,625	$231,983	$63,751	$1,377,359
High Yield Municipal	1,080,694	232,554	64,352	1,377,600
National Municipal	4,766,462	831,311	811,695	6,409,468

For the six months ended December 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
New York Municipal	$215,040,933	$104,579,671	3.69% — 3.78%	$112,325,044	2.42%
High Yield Municipal	152,593,924	91,838,967	3.67 —3.81	108,570,247	2.52
National Municipal	1,024,227,567	481,619,958	3.69 —3.73	466,632,294	2.72

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at December 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at December 31, 2022.

For the six months ended December 31, 2022, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
New York Municipal	$—	—%	$478,285	1.69%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (unaudited) (continued)

an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation and the Trust, on behalf of the applicable Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	New York Municipal	High Yield Municipal
First $1 billion	0.47%	0.47%
$1 billion — $3 billion	0.44	0.44
$3 billion — $5 billion	0.42	0.42
$5 billion — $10 billion	0.41	0.41
Greater than $10 billion	0.40	0.40

	Investment Advisory Fees
Aggregate of Average Daily Net Assets of the Two Combined Funds(a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of National Municipal and Short-Term Municipal (the “two combined Funds”) that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the applicable Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	New York Municipal		High Yield Municipal		National Municipal		Short-Term Municipal
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Service	N/A	N/A	N/A	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25%	N/A	0.25	N/A	0.25%	N/A
Investor A1	0.10	N/A	N/A	N/A	N/A	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total
New York Municipal	$—	$727,777	$36,768	$291,852	$1,056,397
High Yield Municipal	—	737,543	—	153,851	891,394
National Municipal	2,584	3,466,074	—	403,756	3,872,414
Short-Term Municipal	—	332,352	5,843	26,687	364,882

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee

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Notes to Financial Statements  (unaudited) (continued)

or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional
National Municipal	$460,076
Short-Term Municipal	94,590

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$858	$—	$1,778	$1,103	$368	$12	$4,119
High Yield Municipal	1,469	—	2,143	—	429	201	4,242
National Municipal	24,329	85	12,252	—	675	9,008	46,349
Short-Term Municipal	980	—	735	36	58	19	1,828

For the six months ended December 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$203,269	$—	$141,408	$19,063	$18,122	$190	$382,052
High Yield Municipal	312,341	—	130,651	—	13,118	9,083	465,193
National Municipal	1,691,239	532	1,069,077	—	32,369	57,518	2,850,735
Short-Term Municipal	159,478	—	44,584	3,546	1,984	405	209,997

Other Fees: For the six months ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
New York Municipal	$2,059
High Yield Municipal	4,195
National Municipal	7,507
Short-Term Municipal	735

For the six months ended December 31, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
New York Municipal	$22,516	$2,702
High Yield Municipal	151,940	2,807
National Municipal	112,607	4,017
Short-Term Municipal	5,417	233

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$5,556
High Yield Municipal	35,997
National Municipal	140,029
Short-Term Municipal	748

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to National Municipal, for the six months ended December 31, 2022, the Manager waived $3,555 in investment advisory fees pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K
New York Municipal	0.50%	—	0.75%	0.60%	1.50%	0.45%
High Yield Municipal	0.54	—	0.79	—	1.54	0.49
National Municipal	0.43	0.68%	0.68	—	1.43	0.38
Short-Term Municipal	0.36	—	0.61	0.46	1.36	0.31

The Manager has agreed not to reduce or discontinue this contractual expense limitation through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2022, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$420,260
High Yield Municipal	131,384
National Municipal	1,293,161
Short-Term Municipal	189,682

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the six months ended December 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager—Class Specific
Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$43,919	$—	$—	$678	$3,530	$189	$48,316
High Yield Municipal	82,860	—	—	—	5,425	9,082	97,367
National Municipal	651,305	91	375,863	—	12,181	57,517	1,096,957
Short-Term Municipal	64,126	—	—	625	649	405	65,805

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. New York Municipal, National Municipal and Short-Term Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
High Yield Municipal	$—	$18,023,079	$—
Short-Term Municipal	7,216,074	13,021,231	—

7.	PURCHASES AND SALES

For the six months ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
New York Municipal	$382,745,232	$502,368,211

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Notes to Financial Statements  (unaudited) (continued)

Fund Name	Purchases	Sales
High Yield Municipal	$357,884,521	$631,458,307
National Municipal	2,823,437,988	3,772,136,934
Short-Term Municipal	405,419,199	550,506,371

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

	New York Municipal	Short-Term Municipal
Non-expiring capital loss carryforwards	$73,937,414	$12,782,251

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
New York Municipal	$1,292,201,993	$12,881,415	$(72,357,719)	$(59,476,304)
High Yield Municipal	1,931,767,161	17,985,093	(218,756,323)	(200,771,230)
National Municipal	10,056,606,770	65,713,326	(483,606,394)	(417,893,068)
Short-Term Municipal	731,845,489	1,057,333	(11,589,443)	(10,532,110)

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (unaudited) (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

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Notes to Financial Statements  (unaudited) (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/22		Year Ended 06/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
New York Municipal
Institutional
Shares sold	20,268,033	$207,978,053	24,793,750	$272,022,998
Shares issued in reinvestment of distributions	811,422	8,309,305	1,414,454	15,755,151
Shares redeemed	(28,003,047)	(286,816,728)	(24,751,515)	(267,905,381)

	(6,923,592)	$(70,529,370)	1,456,689	$19,872,768

Investor A
Shares sold and automatic conversion of shares	7,201,479	$74,487,929	11,107,152	$124,091,622
Shares issued in reinvestment of distributions	708,696	7,259,283	1,228,345	13,693,809
Shares redeemed	(10,788,800)	(110,598,928)	(16,023,047)	(177,022,543)

	(2,878,625)	$(28,851,716)	(3,687,550)	$(39,237,112)

Investor A1
Shares sold	—	$—	1,835	$18,839
Shares issued in reinvestment of distributions	72,612	743,829	127,602	1,422,600
Shares redeemed	(515,536)	(5,278,511)	(632,222)	(7,013,385)

	(442,924)	$(4,534,682)	(502,785)	$(5,571,946)

Investor C
Shares sold	219,217	$2,227,699	518,240	$5,847,904
Shares issued in reinvestment of distributions	54,108	554,288	100,037	1,114,184
Shares redeemed and automatic conversion of shares	(1,180,957)	(12,171,682)	(2,127,103)	(23,545,602)

	(907,632)	$(9,389,695)	(1,508,826)	$(16,583,514)

Class K
Shares sold	126,392	$1,303,277	187,191	$2,083,416
Shares issued in reinvestment of distributions	7,197	73,678	12,319	136,906
Shares redeemed	(196,989)	(2,021,635)	(152,309)	(1,621,737)

	(63,400)	$(644,680)	47,201	$598,585

	(11,216,173)	$(113,950,143)	(4,195,271)	$(40,921,219)

	Six Months Ended 12/31/22		Year Ended 06/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
High Yield Municipal
Institutional
Shares sold	65,619,682	$578,588,328	97,345,172	$979,247,646
Shares issued in reinvestment of distributions	1,534,399	13,402,496	2,747,685	27,931,248
Shares redeemed	(66,704,619)	(584,710,296)	(113,190,234)	(1,128,858,865)

	449,462	$7,280,528	(13,097,377)	$(121,679,971)

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/22		Year Ended 06/30/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
High Yield Municipal (continued)
Investor A
Shares sold and automatic conversion of shares	15,388,085	$136,328,311	33,512,488	$340,245,628
Shares issued in reinvestment of distributions	1,132,774	9,865,805	1,968,862	19,907,473
Shares redeemed	(23,555,478)	(206,867,797)	(26,339,169)	(261,451,066)

	(7,034,619)	$(60,673,681)	9,142,181	$98,702,035

Investor C
Shares sold	337,640	$2,962,914	925,428	$9,539,531
Shares issued in reinvestment of distributions	50,566	441,596	98,684	1,003,443
Shares redeemed and automatic conversion of shares	(873,951)	(7,715,810)	(1,408,978)	(13,967,961)

	(485,745)	$(4,311,300)	(384,866)	$(3,424,987)

Class K
Shares sold	16,355,288	$141,914,094	40,830,965	$405,486,165
Shares issued in reinvestment of distributions	816,056	7,129,511	922,517	9,177,139
Shares redeemed	(23,036,362)	(200,797,823)	(14,064,195)	(137,529,493)

	(5,865,018)	$(51,754,218)	27,689,287	$277,133,811

	(12,935,920)	$(109,458,671)	23,349,225	$250,730,888

	Six Months Ended 12/31/22		Year Ended 06/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
National Municipal
Institutional
Shares sold	153,006,680	$1,516,375,452	192,763,282	$2,080,739,720
Shares issued in reinvestment of distributions	5,383,124	53,173,135	10,548,083	116,072,452
Shares redeemed	(209,721,842)	(2,073,847,466)	(271,526,301)	(2,866,139,687)

	(51,332,038)	$(504,298,879)	(68,214,936)	$(669,327,515)

Service
Shares sold	16,707	$168,463	64,184	$726,913
Shares issued in reinvestment of distributions	2,421	23,924	5,873	64,564
Shares redeemed	(159,388)	(1,582,153)	(94,175)	(1,017,925)

	(140,260)	$(1,389,766)	(24,118)	$(226,448)

Investor A
Shares sold and automatic conversion of shares	242,693,773	$2,407,058,074	196,231,052	$2,115,943,592
Shares issued in reinvestment of distributions	3,790,802	37,489,549	7,621,180	84,059,121
Shares redeemed	(289,527,081)	(2,870,256,276)	(294,483,158)	(3,165,319,556)

	(43,042,506)	$(425,708,653)	(90,630,926)	$(965,316,843)

Investor C
Shares sold	740,162	$7,366,542	962,619	$10,612,854
Shares issued in reinvestment of distributions	84,552	835,789	146,413	1,613,469
Shares redeemed and automatic conversion of shares	(2,071,081)	(20,528,279)	(3,723,353)	(40,535,246)

	(1,246,367)	$(12,325,948)	(2,614,321)	$(28,308,923)

Class K
Shares sold	61,950,226	$612,471,769	111,537,131	$1,229,286,142
Shares issued in reinvestment of distributions	5,558,957	54,934,013	9,698,637	106,653,020
Shares redeemed	(102,781,509)	(1,021,724,909)	(172,678,520)	(1,886,928,579)

	(35,272,326)	$(354,319,127)	(51,442,752)	$(550,989,417)

	(131,033,497)	$(1,298,042,373)	(212,927,053)	$(2,214,169,146)

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Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/22		Year Ended 06/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Short-Term Municipal
Institutional
Shares sold	22,270,393	$216,934,106	39,068,046	$388,204,172
Shares issued in reinvestment of distributions	188,654	1,834,250	153,933	1,536,644
Shares redeemed	(34,539,873)	(337,749,357)	(37,593,947)	(374,422,130)

	(12,080,826)	$(118,981,001)	1,628,032	$15,318,686

Investor A
Shares sold and automatic conversion of shares	12,745,384	$124,278,223	19,093,336	$190,969,387
Shares issued in reinvestment of distributions	180,398	1,755,228	91,449	910,902
Shares redeemed	(10,922,149)	(106,527,191)	(21,234,747)	(212,711,776)

	2,003,633	$19,506,260	(2,049,962)	$(20,831,487)

Investor A1
Shares issued in reinvestment of distributions	5,315	$51,724	3,451	$34,411
Shares redeemed	(91,575)	(892,204)	(62,768)	(625,879)

	(86,260)	$(840,480)	(59,317)	$(591,468)

Investor C
Shares sold	416,516	$3,921,992	220,311	$2,098,579
Shares issued in reinvestment of distributions	1,874	17,612	—	—
Shares redeemed and automatic conversion of shares	(198,935)	(1,872,532)	(256,164)	(2,467,354)

	219,455	$2,067,072	(35,853)	$(368,775)

Class K
Shares sold	3,837,605	$37,317,024	8,945,290	$88,583,080
Shares issued in reinvestment of distributions	26,721	259,821	10,676	105,820
Shares redeemed	(4,769,191)	(46,425,232)	(3,474,562)	(34,618,049)

	(904,865)	$(8,848,387)	5,481,404	$54,070,851

	(10,848,863)	$(107,096,536)	4,964,304	$47,597,807

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund (the “Funds”), each a series of the Corporation or the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors of the Corporation and the Board of Trustees of the Trust (the “Board”), on behalf of the Funds, met on November 10-11, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

94	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	95

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

96	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

ETF	Exchange-Traded Fund

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

MTA	Month Treasury Average

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

VRDN	Variable Rate Demand Note

GLOSSARY OF TERMS USED IN THIS REPORT	97

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-12/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

2

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-State Municipal Series Trust

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-State Municipal Series Trust

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-State Municipal Series Trust

Date: February 23, 2023

4